                                                                    EXHIBIT 10.1

                                                        CONFORMED COPY
                                                        --------------

================================================================================


                       PARTICIPATION AGREEMENT [N583ML]

                          Dated as of August 10, 1999

                                     among

                         MIDWAY AIRLINES CORPORATION,
                                  as Lessee,

                           POLARIS HOLDING COMPANY,
                             as Owner Participant,

               FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,
              not in its individual capacity (except as otherwise
                    expressly set forth herein) but solely
                               as Owner Trustee,

         CANADIAN REGIONAL AIRCRAFT FINANCE TRANSACTION NO. 1 LIMITED,
                             as Loan Participant,

                                      and

                                ALLFIRST BANK,
                             as Indenture Trustee


================================================================================


                COVERING ONE CANADAIR REGIONAL JET SERIES 200ER
                 AIRCRAFT BEARING U.S. REGISTRATION NO. N583ML
                     AND MANUFACTURER'S SERIAL NUMBER 7327

                               TABLE OF CONTENTS
                               -----------------

                                                                                                         PAGE
                                                                                                         ----
ARTICLE 1.     INTERPRETATION............................................................................   2
               Section 1.01.   Definitions...............................................................   2
               Section 1.02.   References................................................................   2
               Section 1.03.   Headings..................................................................   2
               Section 1.04.   Appendices, Schedules and Exhibits........................................   2

ARTICLE 2.     SALE, LEASING AND SECURED LOAN TRANSACTIONS...............................................   3
               Section 2.01. Participation...............................................................   3
                    (a)  Sale and Purchase...............................................................   3
                    (b)  Leasing.........................................................................   3
                    (c)  Owner Participant's Equity Investment...........................................   3
                    (d)  Secured Loan....................................................................   3
                    (e)  Delivery Date...................................................................   3
               Section 2.02. Closing Procedure...........................................................   4
                    (a)  Time and Place..................................................................   4
                    (b)  Actions of the Owner Trustee....................................................   4
                    (c)  Actions of the Lessee...........................................................   5

ARTICLE 3.     CONDITIONS PRECEDENT......................................................................   5
               Section 3.01. Conditions Precedent to Obligations of Participants.........................   5
                    (a)  Notice..........................................................................   6
                    (b)  Delivery of Documents...........................................................   6
                    (c)  Airworthiness...................................................................   9
                    (d)  Other Commitments...............................................................   9
                    (e)  Violation of Law................................................................   9
                    (f)  [Reserved]......................................................................   9
                    (g)  No Event of Default.............................................................   9
                    (h)  No Event of Loss................................................................   9
                    (i)  Title...........................................................................  10
                    (j)  Certification...................................................................  10
                    (k)  Section 1110....................................................................  10
                    (1)  Filings.........................................................................  10
                    (m)  Financing Statements............................................................  10
                    (n)  Precautionary Financing Statements..............................................  10
                    (o)  No Proceedings..................................................................  10
                    (p)  Governmental Action.............................................................  10
                    (q)  Trust Company Filing............................................................  11
                    (r)  Perfected Security Interest.....................................................  11
                    (s)  Representations and Warranties..................................................  11
                    (t)  Loan Participant Fee............................................................  11

                    (u)  Other Documents.................................................................  11
               Section 3.02. Conditions Precedent to Obligations of Lessee...............................  11
                    (a)  Documents.......................................................................  11
                    (b)  Other Conditions Precedent......................................................  11
                    (c)  Loan Participant Tax Forms......................................................  12
               Section 3.03. Post-Registration Opinion...................................................  12

ARTICLE 4.     LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS........................................  12
               Section 4.01. Lessee's Representations and Warranties.....................................  12
               Section 4.02. Certain Covenants of Lessee.................................................  17
                    (a)  Filings and Recordings..........................................................  17
                    (b)  Registration....................................................................  17
                    (c)  Information.....................................................................  20
                    (d)  Corporate Existence.............................................................  20
                    (e)  Merger and Consolidation........................................................  20
                    (f)  Change of Location..............................................................  21
                    (g)  Financial Statements............................................................  21
                    (h)  [Reserved]......................................................................  22
                    (i)  Filing of Documents.............................................................  22
                    (j)  Annual Foreign Opinion..........................................................  23
                    (k)  Lessee's Agreement Regarding Debt...............................................  23
               Section 4.03. Survival of Representations and Warranties..................................  23

ARTICLE 5.     OTHER PARTIES' REPRESENTATIONS, WARRANTIES AND COVENANTS..................................  23
               Section 5.01.  Representations, Warranties and Covenants of Owner Participant.............  23
                    (a)  Representations and Warranties..................................................  23
                    (b)  Lessor's Liens..................................................................  25
                    (c)  Assignment of Interests of Owner Participant....................................  25
                    (d)  Actions with Respect to Lessor's Estate, Etc....................................  27
                    (e)  Citizenship.....................................................................  27
                    (f)  Tail Insurance..................................................................  28
               Section 5.02.  Citizenship................................................................  28
                    (a)  Generally.......................................................................  28
                    (b)  Owner Trustee...................................................................  28
               Section 5.03.  Representations, Warranties and Covenants of Trust Company
                              and the Owner Trustee......................................................  29
                    (a)  Representations and Warranties..................................................  29
                    (b)  Lessor's Liens..................................................................  31
                    (c)  Indemnity for Lessor's Liens....................................................  31
                    (d)  Securities Act..................................................................  31
                    (e)  Actions With Respect to Lessor's Estate, Etc....................................  31
                    (f)  Other Business..................................................................  31

                    (g)  Performance of Agreements......................................................   31
               Section 5.04.  Representations, Warranties and Covenants of the Indenture
                              Trustee...................................................................   31
                    (a)  Representations and Warranties.................................................   32
                    (b)  Indenture Trustee's Liens......................................................   33
                    (c)  Indemnity for Indenture Trustee's Liens........................................   33
               Section 5.05.  Indenture Trustee's Notice of Default.....................................   33
               Section 5.06.  Releases from Indenture...................................................   33
               Section 5.07.  The Lessee's Right of Quiet Enjoyment.....................................   33
               Section 5.08.  Representations, Warranties and Covenants of the Loan Participant.........   33
                    (a)  Representations and Warranties.................................................   33
                    (b)  Transfer of Equipment Notes....................................................   34
               Section 5.09.  Survival of Representations, Warranties and Covenants.....................   34
               Section 5.10.  Lessee's Assumption of the Equipment Notes................................   34
               Section 5.11.  Compliance with Trust Agreement, Etc......................................   37
               Section 5.12.  [Reserved]................................................................   37
               Section 5.13.  Amendments to the Indenture...............................................   37

ARTICLE 6. TAXES........................................................................................   37
               Section 6.01.  Lessee's Obligation to Pay Taxes..........................................   37
                    (a)  Generally......................................................................   37
                    (b)  Exceptions.....................................................................   39
                    (c)  Withholding....................................................................   41
               Section 6.02.  After Tax Basis...........................................................   43
               Section 6.03.  Time of Payment...........................................................   44
               Section 6.04.  Contests..................................................................   44
                    (a)  Notice of Claim................................................................   44
                    (b)  Request for Contest............................................................   44
                    (c)  Declining to Contest; Settlement...............................................   47
                    (d)  Continuing Claims..............................................................   47
                    (e)  Claims Barred..................................................................   48
               Section 6.05.  Refunds...................................................................   48
               Section 6.06.  Reports...................................................................   48
               Section 6.07.  Survival of Obligations...................................................   49
               Section 6.08.  Payment of Taxes..........................................................   49
               Section 6.09.  Reimbursements by Indemnitees Generally...................................   49
               Section 6.10.  Forms.....................................................................   49
               Section 6.11.  Verification..............................................................   49
               Section 6.12.  Non-Parties...............................................................   50
               Section 6.13.  Foreign Tax On Loan Payments..............................................   5O

ARTICLE 7.     GENERAL INDEMNITY........................................................................   50
               Section 7.01. Generally..................................................................   50
                         (a)  Indemnity.................................................................   50
                         (b)  Exceptions................................................................   52
                         (c)  Non-Parties...............................................................   54
               Section 7.02. Notice and Payment.........................................................   54
               Section 7.03. Defense of Claims..........................................................   54
               Section 7.04. Insured Claims.............................................................   55
               Section 7.05. Subrogation................................................................   56
               Section 7.06. Information................................................................   56
               Section 7.07. Survival of Obligations....................................................   56
               Section 7.08. Effect of Other Indemnities................................................   56
               Section 7.09. Waiver of Certain Claims...................................................   56
               Section 7.10. Certain Limitations........................................................   57
               Section 7.11. Certain Transfers..........................................................   57

ARTICLE 8.     TRANSACTION COSTS........................................................................   57
               Section 8.01. Transaction Costs and Other Costs..........................................   58
                         (a)  Transaction Costs.........................................................   58
                         (b)  Continuing Expenses.......................................................   58
                         (c)  Amendments and Supplements................................................   58

ARTICLE 9.     SUCCESSOR OWNER TRUSTEE..................................................................   58
               Section 9.01. Appointment of Successor Owner Trustee.....................................   58
                         (a)  Resignation and Removal...................................................   59
                         (b)  Conditions to Appointment.................................................   59

ARTICLE 10.    LIABILITIES AND INTERESTS OF THE OWNER PARTICIPANT AND NOTEHOLDERS.......................   59
               Section 10.01. Liabilities of the Owner Participant......................................   59
               Section 10.02. Interest of Noteholders...................................................   60

ARTICLE 11.    OTHER DOCUMENTS..........................................................................   60
               Section 11.01. Consent of Lessee to Other Documents......................................   60

ARTICLE 12.    NOTICES..................................................................................   60
               Section 12.01. Notices...................................................................   60

ARTICLE 13.    REFINANCING..............................................................................   61
               Section 13.01. Refinancing...............................................................   61

ARTICLE 14.    [RESERVED]...............................................................................   64

ARTICLE 15.    MISCELLANEOUS............................................................................   64
               Section 15.01.  Counterparts.............................................................   64
               Section 15.02.  No Oral Modifications....................................................   64
               Section 15.03.  Captions.................................................................   64
               Section 15.04.  Successors and Assigns...................................................   64
               Section 15.05.  Concerning the Owner Trustee and Indenture Trustee.......................   64
               Section 15.06.  Severability.............................................................   65
               Section 15.07.  Certain Limitations on Reorganization....................................   65
               Section 15.08.  GOVERNING LAW............................................................   65
               Section 15.09.  Section 1110 Compliance..................................................   66
               Section 15.10.  Payment in Dollars.......................................................   66
               Section 15.11.  Year 2000 Compliance Survey..............................................   67
               Section 15.12.  Like-Kind Exchange.......................................................   67


Schedule I          Commitments

Schedule II         Participants

Appendix A          Definitions

Exhibit A-1         Form of Opinion of General Counsel of Lessee

Exhibit A-2         Form of Opinion of Fulbright & Jaworski L.L.P.

Exhibit A-3         Form of Opinion of Ober, Kaler, Grimes & Shriver, A
                    Professional Corporation, as special counsel to Indenture
                    Trustee

Exhibit A-4         Form of Opinion of Morris, James, Hitchens & Williams, as
                    special counsel to the Owner Trustee

Exhibit A-5         Form of Opinion of Crowe & Dunlevy P.C.

Exhibit A-6         Form of Opinion of Dewey Ballantine LLP, special counsel for the Owner Participant

Exhibit A-7         Form of Opinion of Counsel to the Owner Participant

Exhibit B-1         Form of Assignment and Assumption Agreement

Exhibit B-2         Form of Owner Participant Guaranty

Exhibit B-3         Form of Opinion of counsel to the Owner Participant in
                    respect of the Assignment and Assumption Agreement

Exhibit C           Form of Certificate of Non-Bank Status

     PARTICIPATION AGREEMENT [N583ML] dated as of August 10, 1999 (this "Agreement") among MIDWAY AIRLINES CORPORATION, a Delaware corporation (herein, together with its successors and permitted assigns, the "Lessee"), FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as otherwise expressly stated herein, but solely as owner trustee under the Trust Agreement referred to below (in such capacity as trustee, together with its successors and permitted assigns, the "Owner Trustee"), POLARIS HOLDING COMPANY, a Delaware corporation (together with its successors and permitted assigns, the "Owner Participant"), CANADIAN REGIONAL AIRCRAFT FINANCE TRANSACTION NO. 1 LIMITED, a Jersey, Channel Islands company (together with its successors and permitted assigns, the "Loan Participant"), and ALLFIRST BANK, a Maryland state-chartered commercial bank, as indenture trustee under the Indenture referred to below (together with its successors and permitted assigns, the "Indenture Trustee").

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article 1 hereof.

          WHEREAS, pursuant to the Purchase Agreement the Manufacturer agreed to manufacture and sell to the Lessee and the Lessee agreed to purchase from the Manufacturer the Aircraft; and

          WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Participant and First Union Trust Company, National Association, are entering into the Trust Agreement whereby, among other things, First Union Trust Company, National Association, is appointed as Owner Trustee and has undertaken to acquire and hold the Trust Estate in trust for the benefit of the Owner Participant; and

          WHEREAS, subject to the terms and conditions of this Agreement, the Owner Trustee is willing to purchase the Aircraft from the Seller for immediate lease to the Lessee pursuant to the Lease; and

          WHEREAS, subject to the terms and conditions of this Agreement and the Trust Agreement, the Owner Participant is willing to make the equity investment provided for herein to fund such purchase by the Owner Trustee; and

          WHEREAS, the Owner Trustee and the Indenture Trustee are concurrently entering into the Indenture for the benefit of the Noteholders, pursuant to which Indenture the Owner Trustee shall, subject to the terms and conditions set forth therein, issue to the Loan Participant an Equipment Note substantially in the form set forth in the Indenture as evidence of the loan to be made by the Loan Participant to the Owner Trustee to finance a portion of Lessor's Cost for the Aircraft, all as more particularly described herein and in the Indenture; and

          WHEREAS, subject to the terms and conditions of this Agreement, the Lessee has agreed to assign to the Owner Trustee, upon the terms and conditions contained in the Purchase Agreement Assignment and the Engine Warranty Assignment, respectively, certain of the Lessee's rights and interests in and to the Purchase Agreement and the Warranties (as defined in the Engine Warranty Assignment), respectively; and

          WHEREAS, to induce the Owner Participant to make the equity investment provided for herein to fund the purchase of the Aircraft by the Owner Trustee from the Seller, the Manufacturer has agreed to enter into the Residual Agreement [N583ML], dated as of August 10, 1999 (the "Residual Agreement") with the Owner Participant and to undertake the obligations provided therein; and

          WHEREAS, to induce the Owner Trustee to purchase the Aircraft and to enter into the Lease, Bombardier Inc. (the "Deficiency Obligor") has agreed to enter into the Deficiency Agreement [N583ML], dated as of August 10, 1999 (the "Deficiency Agreement") with the Owner Trustee and the Owner Participant and to undertake the obligations provided therein;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration and receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties do hereby agree as follows:


                                   ARTICLE 1.
                                 INTERPRETATION

          Section 1.01. Definitions. Capitalized terms used herein and defined
                        -----------
in Appendix A shall, except as such definitions may be specifically modified in the body of this Agreement for the purposes of a particular section, paragraph or clause, have the meanings given such terms in Appendix A.

          Section 1.02.  References.  References in this Agreement to sections,
                         ----------
paragraphs, clauses, appendices, schedules and exhibits are to sections, paragraphs, clauses, appendices, schedules and exhibits in and to this Agreement unless otherwise specified.

          Section 1.03. Headings.  The headings of the various sections,
                        --------
paragraphs and clauses of this Agreement and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          Section 1.04. Appendices, Schedules and Exhibits.  The appendices,
                        ----------------------------------
schedules and exhibits hereto are part of this Agreement.

                                   ARTICLE 2.
                  SALE, LEASING AND SECURED LOAN TRANSACTIONS

          Section 2.01. Participation.  Subject to all of the terms and
                        -------------
conditions of this Agreement, the parties agree to participate in the sale, leasing and secured loan transactions with respect to the Aircraft provided for in this Section 2.

          (a) Sale and Purchase.  The Owner Trustee agrees to purchase the
              -----------------
Aircraft from the Seller on the Delivery Date for a purchase price equal to Lessor's Cost.

          (b) Leasing.  The Owner Trustee agrees to lease to the Lessee, and the
              -------
Lessee agrees to lease from the Owner Trustee, the Aircraft pursuant to the Lease, such leasing to take place concurrently with the purchase of the Aircraft by the Owner Trustee on the Delivery Date.

          (c) Owner Participant's Equity Investment.  The Owner Participant
              -------------------------------------
agrees to provide immediately available funds in the amount determined by multiplying Lessor's Cost by the percentage set forth opposite its name on
Schedule I (the Owner Participant's "Commitment") (i) by paying such amount to the Owner Trustee prior to the time of closing on the Delivery Date at the account specified by the Owner Trustee on or prior to the Delivery Date, such amount to be held and applied toward the Owner Trustee's payment of Lessor's Cost for the Aircraft on the Delivery Date (and if not so applied, to be promptly returned to the Owner Participant) or (ii) by paying such amount at the time of the closing on the Delivery Date directly to the Seller's account specified by the Lessee prior to the closing to be applied toward the payment of Lessor's Cost. Such funds, once so applied, shall constitute an equity investment by the Owner Participant in the Trust Estate, provided that the Owner
                                                         --------
Participant shall have no obligation to provide its Commitment after August 31, 1999.

          (d) Secured Loan.  The Loan Participant agrees to provide immediately
              ------------
available funds in the amount determined by multiplying Lessor's Cost by the percentage set forth opposite its name on Schedule I (the Loan Participant's "Commitment") to or on behalf of the Owner Trustee by paying or causing to be paid such amount to the Owner Trustee, at the account specified by the Owner Trustee on or prior to the Delivery Date, such amount to be held and applied toward the Owner Trustee's payment of Lessor's Cost for the Aircraft on the Delivery Date (and if not so applied, to be promptly returned to the Loan Participant), provided that the Loan Participant shall have no obligation to
              --------
provide its Commitment after January 31, 2000. Such funds, once so applied, shall constitute a loan to the Owner Trustee to be evidenced by an Equipment Note substantially in the form set forth in the Indenture and as more particularly described herein and in the Indenture and secured as provided in the Indenture.

          (e) Delivery Date.  The "Delivery Date" shall be the date fixed by the
              -------------
Lessee in accordance with this Section 2.01(e) for the closing of the sale, leasing and loan transactions with respect to the Aircraft contemplated hereby, except that following such closing the "Delivery Date" shall mean the date on which such transactions actually closed. The Lessee shall give at least two

Business Days' notice to each other party hereto of the Delivery Date, which notice shall also specify the amount of the Owner Participant's Commitment and the Loan Participant's Commitment. The Lessee may postpone a scheduled Delivery Date from time to time, for any reason by notice given to the other parties hereto not later than 2:00 p.m. on the date last scheduled as the Delivery Date, such notice to specify a new Delivery Date. In the event that a Participant shall have provided the amount of its Commitment to the Owner Trustee prior to such a postponement, the Owner Trustee shall return such amount to such Participant by 2:00 p.m. on the scheduled Delivery Date unless such Participant shall have agreed otherwise in writing. Absent such an agreement, in the event that the Owner Participant's Commitment is not returned to the Owner Participant by 2:00 p.m. on a scheduled Delivery Date on which the closing does not occur, the Lessee shall pay interest to the Owner Participant at a rate equal to the rate per annum announced from time to time by Citibank, N.A. as its prime rate plus two percent (2%) per annum for each day that such commitment is not returned to the Owner Participant by 2:00 p.m.. The making available by the Owner Participant of its Commitment at the closing shall be deemed a waiver of notice of the Delivery Date by the Owner Participant and the Owner Trustee, and the making available by the Loan Participant of its Commitment at the closing shall be deemed a waiver of notice of the Delivery Date by the Loan Participant and the Indenture Trustee.

          Section 2.02.  Closing Procedure.
                         -----------------

          (a) Time and Place.  The closing shall take place at 11:00 a.m. New
              --------------
York City local time on the Delivery Date at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York or at such other time and place as the parties may agree. The closing shall be preceded by a pre-closing at the same place, the time for which shall be fixed by the Lessee, at which the forms of the Operative Agreements to be executed, the certificates and other documents to be delivered and the forms of the legal opinions to be delivered at the closing by each party or its counsel pursuant to this Agreement shall be available for inspection by the parties and their respective counsel.

          (b) Actions of the Owner Trustee.  Upon receipt in full by the Owner
              ----------------------------
Trustee of the Commitment of each Participant together with instructions (which may be oral) from each Participant or its special counsel that the applicable conditions precedent set forth in Section 3.01 have been satisfied or waived by such Participant, the Owner Trustee on the Delivery Date shall purchase the Aircraft from the Seller, lease the Aircraft to the Lessee, issue an Equipment Note to the Loan Participant and make a security assignment of all of its right, title and interest in and to the Indenture Estate to the Indenture Trustee. To accomplish such transactions, the Owner Trustee shall, concurrently with the actions of the Lessee pursuant to Section 2.02(c), take the following actions:
(i) pay or cause to be paid an amount equal to Lessor's Cost to the Seller for the purchase of the Aircraft by transferring such amount in immediately available funds to the account specified by the Lessee on or prior to the Delivery Date; (ii) authorize its representative or representatives, who shall be a person or persons designated by the Lessee and acceptable to the Owner Trustee, to accept delivery of the Aircraft pursuant to this Agreement; (iii) accept the Bills of Sale for the Aircraft; (iv) execute, and cause to be authenticated and delivered to the Loan Participant, its Equipment Note specified, by reference to principal amount, maturity date and interest rate, in the Indenture; (v) execute and deliver the Lease, the Lease Supplement, the Indenture and the Indenture Supplement and each other Operative Agreement to which it is a party; (vi) deliver the Aircraft to the Lessee pursuant to the Lease; and (vii) execute and deliver all other documents or certificates and take such other actions as may be required of the Owner Trustee on or before the Delivery Date pursuant to any Operative Agreement. In addition, the Owner Trustee shall take such actions as may be requested by the Lessee to effect the due registration of the Aircraft with the FAA in the name of the Owner Trustee and to file and perfect the security interest of the Indenture Trustee in all or any part of the Indenture Estate.

          (c) Actions of the Lessee.  Upon satisfaction or waiver by the Lessee
              ---------------------
of the conditions precedent set forth in Section 3.02, the Lessee shall on the Delivery Date sell the Aircraft (or cause the Aircraft to be sold) to the Owner Trustee, lease the Aircraft from the Owner Trustee pursuant to the Lease, assign to the Owner Trustee pursuant to the Purchase Agreement Assignment certain of the Lessee's rights and interests in and to the Purchase Agreement and assign to the Owner Trustee pursuant to the Engine Warranty Assignment the Lessee's rights and interests in and to the Warranties (as defined in the Engine Warranty Assignment). To accomplish such transactions the Lessee shall, concurrently with the actions of the Owner Trustee pursuant to Section 2.02(b), take the following actions:

          (i)   execute and deliver the Lease and the Lease Supplement;

          (ii) authorize its representative or representatives (who shall be the same person or persons designated by the Lessee for purposes of clause
     (ii) of Section 2.02(b)), to accept delivery of the Aircraft from the Owner Trustee pursuant to the Lease; and

          (iii) execute and deliver all other documents or certificates and take such other actions as may be required of the Lessee on or before the Delivery Date pursuant to any Operative Agreement.


                                   ARTICLE 3.
                              CONDITIONS PRECEDENT

          Section 3.01. Conditions Precedent to Obligations of Participants. The
                        ---------------------------------------------------
obligation of each Participant to make the Dollar amount of its respective Commitment available for payment as directed by the Owner Trustee on the Delivery Date is subject to satisfaction or waiver by each such Participant, on or prior to the Delivery Date, of the conditions precedent set forth below in this Section 3.01; provided, that it shall not be a condition precedent to the
                   --------
obligation of any Participant that any document be produced or action taken that is to be produced or taken by such Participant or by a Person within such Participant's control; provided, further, that Sections 3.01(b)(iii), (xiii) and
                       --------  -------
(xix)(H) shall not be conditions precedent to the obligation of Loan Participant and

Sections 3.01(b)(xix)(B) and 3.01(r) shall not be conditions precedent to the obligation of Owner Participant:

          (a)  Notice.  Such Participant shall have received the notice of the
               ------
Delivery Date as provided in Section 2.01(e), or shall have waived such notice.

          (b)  Delivery of Documents.  Such Participant shall, except as noted
               ---------------------
below, have received executed counterparts of the following agreements, instruments, certificates or documents, and such counterparts (a) shall have been duly authorized, executed and delivered by the respective party or parties thereto, (b) shall be reasonably satisfactory in form and substance to such Participant and (c) shall be in full force and effect:

             (i) the Lease; provided that, only the Indenture Trustee shall
                            -------- ----
     receive the sole executed chattel paper original thereof;

             (ii)  Lease Supplement No. 1; provided that, only the Indenture
                                           -------- ----
     Trustee shall receive the sole executed  chattel paper original thereof;

             (iii)  the Tax Indemnity Agreement; provided that, only Owner
                                                -------- ----
     Participant and Lessee shall receive copies of the Tax Indemnity Agreement;

             (iv)  the Trust Agreement;

             (v)  the Indenture;

             (vi)  Indenture Supplement No. 1;

             (vii) the Purchase Agreement and the Manufacturer's invoice with respect to the Aircraft;

             (viii) the Purchase Agreement Assignment, the Warranties and the Engine Warranty Assignment;

             (ix)  the PAA Consent and the Engine Manufacturer's Consent;

             (x) the Equipment Note of the Loan Participant dated the Delivery Date; provided that, only the Loan Participant shall receive the original
           -------- ----
     Equipment Note, all other parties shall receive photocopies;

             (xi)  the Bills of Sale;

             (xii)  the broker's report and insurance certificates required by
     Section 9 of the Lease;

             (xiii) an appraisal or appraisals from BK Associates, which appraisal or appraisals shall be satisfactory in form and substance to Owner Participant; provided, that only Owner Participant shall receive
                        --------
     copies of such appraisal or appraisals;

             (xiv) (A) a copy of the Certificate of Incorporation and By-Laws of Lessee and resolutions of the board of directors of Lessee, in each case certified as of the Delivery Date, by the Secretary or an Assistant Secretary of Lessee, duly authorizing the execution, delivery and performance by Lessee of the Operative Agreements required to be executed and delivered by Lessee on or prior to the Delivery Date in accordance with the provisions hereof and thereof; (B) an incumbency certificate of Lessee, Owner Participant, Indenture Trustee and Trust Company as to the person or persons authorized to execute and deliver the relevant Operative Agreements on behalf of such party; and (C) a copy of the Certificate of Incorporation or Articles of Incorporation or Articles of Association and By-Laws and general authorizing resolutions of the boards of directors (or executive committees) or other satisfactory evidence of authorization of Owner Participant, Indenture Trustee and Trust Company, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Owner Participant, Indenture Trustee and Trust Company, respectively, which authorize the execution, delivery and performance by Owner Participant, Indenture Trustee and Trust Company, respectively, of each of the Operative Agreements to which it is a party, together with such other documents and evidence with respect to it as any Participant may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement and the taking of all corporate proceedings in connection therewith;

             (xv) an Officer's Certificate of Lessee, dated as of the Delivery Date, stating that its representations and warranties set forth in this Agreement and in any other Operative Agreement to which such Person is a party are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

             (xvi) an Officer's Certificate of Trust Company, dated as of the Delivery Date, stating that its representations and warranties, in its individual capacity and as Owner Trustee, set forth in this Agreement and in any other Operative Agreement to which such Person is a party are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

             (xvii) an Officer's Certificate of Owner Participant, dated as of the Delivery Date, stating that its representations and warranties set forth in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

             (xviii) an Officer's Certificate of Indenture Trustee, dated as of the Delivery Date, stating that its representations and warranties, in its individual capacity or as Indenture Trustee, set forth in this Agreement and in any other Operative Agreement to which such Person is a party are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

             (xix) the following opinions of counsel, in each case dated the Delivery Date:

                (A) (I) Jonathan Waller, Senior Vice President and General Counsel of the Lessee substantially in the form of Exhibit A-1 hereto and addressed to the Owner Participant, the Loan Participant, the Owner Trustee and the Indenture Trustee, and (II) Fulbright & Jaworski, L.L.P., special counsel for the Lessee substantially in the form of Exhibit A-2 hereto and addressed to the Owner Participant, the Loan Participant, the Owner Trustee, the Indenture Trustee and the Lessee;

                (B) in the case of the Loan Participant only, Morgan, Lewis & Bockius LLP, special counsel for the Loan Participant, addressed to the Loan Participant, in the form and substance satisfactory to it;

                (C) Morris, James, Hitchens & Williams, special counsel for the Owner Trustee substantially in the form of Exhibit A-3 hereto and addressed to the Owner Participant, the Loan Participant, the Owner Trustee, the Indenture Trustee and the Lessee;

                (D) Ober, Kaler, Grimes & Shriver, A Professional Corporation, special counsel for the Indenture Trustee substantially in the form of Exhibit A-4 hereto and addressed to the Owner Participant, the Loan Participant, the Owner Trustee, the Indenture Trustee and the Lessee;

                (E) Crowe & Dunlevy P.C., special aviation counsel substantially in the form of Exhibit A-5 hereto and addressed to the Owner Participant, the Loan Participant, the Owner Trustee, the Indenture Trustee and the Lessee;

                (F) Morgan, Lewis & Bockius LLP, special counsel for the Manufacturer, in a form reasonably acceptable to the Participants and addressed to the Owner Participant, the Loan Participant, the Owner Trustee, the Indenture Trustee and the Lessee;

               (G) counsel for the Engine Manufacturer, in a form reasonably acceptable to the Participants and addressed to the Owner Participant, the Loan Participant, the Owner Trustee, the Indenture Trustee and the Lessee;

               (H) in the case of the Owner Participant only, Dewey Ballantine LLP, tax counsel to the Owner Participant, addressed to the Owner Participant, with respect to tax matters;

               (I) Dewey Ballantine LLP, special counsel for the Owner Participant, and the Counsel to the Owner Participant, substantially in the forms of Exhibits A-6 and A-7, addressed to the Loan Participant, the Owner Trustee, the Indenture Trustee and the Lessee;

               (J) counsel for the Deficiency Obligor, in a form reasonably acceptable to the Owner Participant and addressed to the Owner Participant;

               (K) counsel for the Seller, in a form reasonably acceptable to the Participants and addressed to the Owner Participant, the Loan Participant, the Owner Trustee, the Indenture Trustee and the Lessee;

               (L) counsel for the Deficiency Obligor, in a form reasonably acceptable to the Participants and addressed to the Owner Participant, the Loan Participant, the Owner Trustee, the Indenture Trustee and the Lessee;

          (xx)    [Reserved];

          (xxi)   the Deficiency Agreement; and

          (xxii)  the Residual Agreement.

          (c)     Airworthiness.  Each Participant shall receive a copy of a
                  -------------
current, valid Standard Certificate of Airworthiness for the Aircraft duly issued by the FAA.

          (d)     Other Commitments.  Each other Participant shall have made
                  -----------------
available the Dollar amount of its Commitment as directed by Owner Trustee in accordance with Section 2.01(c) or 2.01(d), as the case may be.

          (e)     Violation of Law. No change shall have occurred after the date
                  ----------------
of this Agreement in any Applicable Law that makes it a violation of law for (a) Lessee, any Participant, Owner Trustee or the Indenture Trustee to execute, deliver and perform the Operative Agreements to which any of them is a party or
(b) any Participant to make the Dollar amount of its Commitment available or, in the case of the Loan Participant, to acquire its Equipment Note or to realize the benefits of the security afforded by the Indenture.

          (f)     [Reserved].

          (g)     No Event of Default. On the Delivery Date, no event shall have
                  -------------------
occurred and be continuing, or would result from the sale, mortgage or lease of the Aircraft, which constitutes a Default, Event of Default, Indenture Default or Indenture Event of Default.

          (h)     No Event of Loss. No Event of Loss with respect to the
                  ----------------
Airframe or any Engine shall have occurred and no circumstance, condition, act or event that, with the giving of notice or lapse of time or both, would give rise to or constitute an Event of Loss with respect to the Airframe or any Engine shall have occurred.

          (i)     Title.  Owner Trustee shall have good title (subject to filing
                  -----
and recordation of the FAA Bill of Sale with the FAA) to the Aircraft, free and clear of Liens, except Permitted Liens.

          (j)     Certification. The Aircraft shall have been duly certificated
                  -------------
by the FAA as to type and airworthiness as required by the terms of the Lease.

          (k)     Section 1110.  Owner Trustee, as lessor under the Lease (and
                  ------------
Indenture Trustee, as assignee of Owner Trustee under the Indenture), shall be entitled to the benefits of Section 1110 (as currently in effect) with respect to the right to take possession of the Airframe and Engines as provided in the Lease in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

          (l)     Filings.  On the Delivery Date (i) application for
                  -------
registration of the Aircraft in the name of the Owner Trustee shall have been duly made with the FAA in compliance with the provisions of the Transportation Code; and (ii) the Indenture, Indenture Supplement No. 1, the Lease, Lease Supplement No. 1 and the FAA Bill of Sale shall have been duly filed for recordation with the FAA in accordance with the Transportation Code.

          (m)     Financing Statements.  A Uniform Commercial Code financing
                  --------------------
statement or statements covering the security interest contemplated by the Indenture shall have been executed and delivered by the Owner Trustee as debtor and by the Indenture Trustee as secured party, and such financing statement or statements shall have been duly filed in all places necessary or desirable within the State of Delaware.

          (n)     Precautionary Financing Statements.  A Uniform Commercial Code
                  ----------------------------------
"precautionary" financing statement or statements describing the Lease as a lease but covering any security interest in favor of the Owner Trustee (and the Indenture Trustee as assignee of the Owner Trustee) which may be created thereby, shall have been executed and delivered by the Lessee and the Owner Trustee (naming the Owner Trustee as Lessor and secured party and Indenture Trustee as assignee), and shall have been duly filed in all places necessary or desirable within the State of North Carolina.

          (o)     No Proceedings.  No action or proceeding shall have been
                  --------------
instituted, nor shall any action be threatened in writing, before any governmental authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any governmental authority, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or any other Operative Agreement or the transactions contemplated hereby or thereby.

          (p)     Governmental Action. All appropriate action required to have
                  -------------------
been taken prior to the Delivery Date by the FAA, or any governmental or political agency, subdivision or instrumentality of the United States, in connection with the transactions contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Delivery Date in connection with the transactions contemplated by this Agreement shall have been issued.

          (q)     Trust Company Filing.  The Trust Company shall have provided
                  --------------------
evidence reasonably satisfactory to the Participants that the filing required by
Section 131 of the New York Banking Law has been effected.

          (r)     Perfected Security Interest. On the Delivery Date, after
                  ---------------------------
giving effect to the filing of the documents referenced in Section 3.01(l)(ii) and the financing statements referenced in Sections 3.01(m) and (n), the Indenture Trustee shall have received a duly perfected first priority security interest in all of Owner Trustee's right, title and interest in the Indenture Estate, subject only to Permitted Liens.

          (s)     Representations and Warranties.  The representations and
                  ------------------------------
warranties of each other party to this Agreement made, in each case, in this Agreement and in any other Operative Agreement to which it is party, shall be true and accurate in all material respects as of the Delivery Date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date) and each other party to this Agreement shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Agreement and in any other Operative Agreement to which it is a party to be observed or performed by it as of the Delivery Date.

          (t)     Loan Participant Fee. The Loan Participant shall have been
                  --------------------
paid, by wire transfer in immediately available funds to the account specified by the Loan Participant on or prior to the Delivery Date, such loan fee as has been agreed to by the Loan Participant and the Lessee.

          (u)     Other Documents. Such other documents and evidence with
                  ---------------
respect to the Lessee, the Indenture Trustee, the Manufacturer and the Engine Manufacturer as either Participant or its special counsel may reasonably request in order to establish the consummation of the transactions contemplated hereby and by the other Operative Agreements, the taking of all corporate proceedings in connection therewith and compliance with the conditions herein or therein set forth.

          Section 3.02.  Conditions Precedent to Obligations of Lessee.  The
                         ---------------------------------------------
obligation of Lessee to lease the Aircraft on the Delivery Date is subject to the satisfaction or waiver by Lessee, on or prior to the Delivery Date, of the conditions precedent set forth below in this Section 3.02.

          (a)  Documents.  Executed originals of the agreements, instruments,
               ---------
certificates, documents and opinions described in Section 3.01(b) shall have been received by Lessee, except as specifically provided therein, and shall be satisfactory to Lessee, unless the failure to receive any such agreement, instrument, certificate or document is the result of any action or inaction by Lessee.

          (b)  Other Conditions Precedent.  Each of the conditions set forth in
               --------------------------
Sections 3.01(c), (d) (as to all Participants), (e), (g) (as to Indenture Defaults and Indenture Events of Default not arising from Defaults or Events of Default, as the case may be), (h), (i), (j), (k), (l), (m), (n) and (o) shall have been satisfied or waived by Lessee, unless the failure of any such condition to be satisfied is the result of any action or inaction by Lessee.

          (c)  Loan Participant Tax Forms.  The Lessee and the Indenture Trustee
               --------------------------
shall have received a Form W-8 (or any subsequent versions thereof or successors thereto) from the Loan Participant, together with a certificate of the Loan Participant in substantially the form of Exhibit C hereto.

          Section 3.03.  Post-Registration Opinion.  Promptly upon the
                         -------------------------
registration of the Aircraft and the recordation of the documents referenced in
Section 3.01(l)(ii), Lessee will direct Crowe & Dunlevy P.C., special counsel in Oklahoma City, Oklahoma, to deliver to Lessee, each Participant, Owner Trustee and the Indenture Trustee a favorable opinion or opinions addressed to each of them with respect to such registration and recordation, the absence of any intervening Liens filed with the FAA with respect to the Aircraft and the due perfection under the Transportation Code of the Indenture Trustee's security interest in the Aircraft pursuant to the Indenture.


                                  ARTICLE 4.
              LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 4.01.  Lessee's Representations and Warranties.  The Lessee
                         ---------------------------------------
represents and warrants that, as of the Delivery Date (unless any such representation and warranty is specifically made as of an earlier date, in which case the Lessee represents and warrants as of such earlier date):

          (a) the Lessee is a corporation duly organized and validly existing and is in good standing under the laws of Delaware, has its principal place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) in Morrisville, North Carolina at the address set forth in Section 12.01(a), and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the failure to be so qualified or in good standing would have a materially adverse effect on its business or would impair its ability to perform its obligations or impair the ability of the other parties to the Lessee Documents to enforce such obligations under the Lessee Documents;

          (b) the Lessee has full power, authority and legal right to conduct its business and operations as currently conducted and to own or hold under lease its properties and to enter into and perform its obligations under the Lessee Documents;

          (c) the Lessee is an "air carrier" within the meaning of the Transportation Code and a holder of a certificate under Section 41102(a) of the Transportation Code and a "citizen of the United States" within the meaning of
Section 40102(a)(15) of the Transportation Code holding an "air carrier operating certificate" issued under Chapter 447 of the Transportation Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, and each such certificate is in full force and effect;

          (d) the Lessee possesses all necessary certificates, franchises, licenses, permits, rights and concessions and consents (collectively "permits") which are necessary to the operation of the routes flown by it and the conduct of its business and operations as currently conducted and each such permit is in full force and effect, except for any such permits the failure to have or maintain which would not have a material adverse effect on the Lessee or its ability to perform its obligations under the Lessee Documents;

          (e) the execution, delivery and performance of the Lessee Documents by the Lessee have been duly authorized by all necessary corporate action on the part of the Lessee and do not require any stockholder approval, or approval or consent of any trustee or holder of any indebtedness or obligations of the Lessee, and each such Lessee Documents has been duly executed and delivered and constitutes the legal, valid and binding obligations of the Lessee enforceable against it in accordance with the terms thereof except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws or by general equitable principles;

          (f) no authorization, consent or approval of or other action by, and no notice to or filing with, any United States federal or state governmental authority or regulatory body is required for the execution, delivery or performance by the Lessee of the Lessee Documents except for such registrations, applications and recordings referred to in the opinion of Crowe and Dunlevy P.C. delivered pursuant to Section 3.01(b)(xix)(E) and the filings referred to in
Section 3.01(l)(ii);

          (g) neither the execution, delivery or performance by the Lessee of the Lessee Documents nor compliance with the terms and provisions hereof or thereof, conflicts or will conflict with or results or will result in a breach or violation of any of the terms, conditions or provisions of, or will require any consent (other than the PAA Consent and the Engine Manufacturer's Consent) or approval under, any Applicable Law or the charter documents, as amended, or bylaws, as amended, of the Lessee or any order, writ, injunction or decree of any court or governmental authority against the Lessee or by which it or any of its properties is bound or any indenture, mortgage or contract or other agreement or instrument to which the Lessee is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or results or will result in the imposition of any Lien upon the Aircraft or any of its properties (other than Permitted Liens), except for any such conflict, breach or default which would not have a material adverse effect on the Lessee or its ability to perform its obligations under the Lessee Documents;

          (h) except as disclosed in any of the filings of the Lessee referred to in Section 4.01(t) or as otherwise disclosed in writing to the Owner Participant and the Loan Participant, there are no pending or, to the knowledge of the Lessee, threatened actions, suits, investigations or proceedings against or affecting the Lessee or any of its properties before or by any court, governmental agency, arbitration board, tribunal or other administrative agency which, (A) involve the Aircraft, (B) if adversely determined, may reasonably be expected to have a materially adverse effect on the Lessee's consolidated financial condition, business, or operations, or (C) if adversely determinated may reasonably be expected to materially adversely affect the ability of the Lessee to consummate the transactions contemplated by the Operative Agreements or perform its obligations under the Lessee Documents;

          (i)  [Reserved];

          (j) except for (A) the registration in the Owner Trustee's name of the Aircraft pursuant to the Transportation Code, (B) the filing with and, where appropriate, recordation by the FAA pursuant to the Transportation Code of the Indenture (including Indenture Supplement No. 1), and the Lease (including Lease Supplement No. 1), (C) the filing of the financing statements referred to in Sections 3.01(m) and 3.01(n) and (D) the taking of possession by the Indenture Trustee of the original counterpart of the Lease (including Lease Supplement No.
1), no further action, including any filing or recording of any document, is necessary or advisable in order (i) to establish the Owner Trustee's title to and interest in the Aircraft and the Lessor's Estate as against the Lessee and any third parties, or (ii) to perfect the first security interest in and Lien on the Indenture Estate in favor of the Indenture Trustee, for the benefit of the Noteholders and on the Delivery Date, subject to making the filings described above, the Indenture Trustee, for the benefit of the Noteholders, shall have a duly perfected first priority Lien in the United States in all of the items of Indenture Estate, subject to no Liens other than Permitted Liens, as security for the Secured Obligations;

          (k) the Owner Trustee has received good and marketable title to the Aircraft, free and clear of all Liens, except Permitted Liens;

          (l) assuming the truth and accuracy of the representations and warranties contained in Section 5.01(a)(vii) made by the Owner Participant and
Section 5.08(a)(iii) made by the Loan Participant and in reliance upon such representations and warranties, the execution and delivery of this Agreement and the other Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not involve any prohibited transaction within the meaning of Section 406(a) of ERISA or Section 4975(c)(1)(A) through
(D) of the Code;

          (m) all premiums which have become due with respect to the insurance required to be provided by the Lessee on or prior to the Delivery Date under
Section 9 of the Lease have been paid by the Lessee;

          (n) no Default or Event of Default exists and no Event of Loss, or event which with the passage of time or giving of notice, or both, would constitute an Event of Loss, exists;

          (o) the Aircraft is in such condition so as to enable the airworthiness certificate of such Aircraft to be in good standing under the Transportation Code; the Aircraft has been duly certificated by the FAA as to type and airworthiness; there is in effect with respect to the Aircraft a current and valid airworthiness certificate issued by the FAA pursuant to the Transportation Code;

          (p) the Lessee is not in default (after any applicable grace periods) in the performance of any material term or condition of the Purchase Agreement;

          (q) neither the Lessee nor any subsidiary of the Lessee is an "investment company" or a company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (r) there are no broker's or underwriter's fees payable on behalf of the Lessee in connection with the transactions contemplated in the Operative Agreements, other than those of the Loan Participant referred to in Section 3.01(t) hereof and the Lessee Advisor (as defined in Section 8.01(a)) referred to in Article 8 hereof;

          (s) the Lessee represents and warrants that neither it nor anyone acting on its behalf has directly or indirectly offered any Equipment Note or any security similar thereto for sale to, or solicited any offer to acquire any of the same from, anyone other than the Loan Participant; and not more than 50 institutions believed capable of evaluating and bearing the risks of investment in the transactions contemplated hereby;

          (t) (i) the audited consolidated balance sheet of Lessee with respect to Lessee's most recent fiscal year included in Lessee's most recent Annual Report on Form 10-K, as amended, filed by Lessee with the SEC, and the related consolidated statements of operations and cash flows for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States and fairly present in all material respects the financial condition of Lessee and its consolidated subsidiaries as of such date and the results of its operations and cash flows for such period, and since the date of such balance sheet, there has been no material adverse change in such financial condition or operations of Lessee, except for matters disclosed in (a) the financial statements referred to above, (b) any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by Lessee with the SEC on or prior to the date hereof, or (c) otherwise disclosed in writing by Lessee to the Participants; and (ii) the financial statements of the Lessee as of March 31, 1999 fairly represent the financial condition of the Lessee for the three-month period then ended in accordance with generally accepted accounting principles in the United States consistently applied (except as otherwise stated in the notes thereto);

          (u) Lessee is not in default under, or in violation of, any Applicable Law, the violation of which would give rise to a Material Adverse Change to Lessee;

          (v) neither Lessee nor any person authorized to act on its behalf has directly or indirectly offered any beneficial interest or security relating to the ownership of the Aircraft or the Lease or any interest in the Trust Estate and Trust Agreement, or any of the Equipment Notes or any other interest in or security under the Indenture, for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any person in violation of the Securities Act or any applicable state securities laws;

          (w) Owner Trustee, as lessor under the Lease (and Indenture Trustee, as assignee under the Indenture), is entitled to the benefits of Section 1110 (as currently in effect) with respect to the Aircraft;

          (x) the Class D Certificates of Lessee's 1998-1 Pass-Through Trust Offering are not rated below CCC by Standard & Poor's;

          (y) no "employee benefit plan" as defined in Section 3(3) of ERISA maintained by the Lessee or any entity required to be aggregated with the Lessee under Section 414(b) or (c) of the Code (an "ERISA Affiliate") had an "accumulated funding deficiency", as defined in Section 302 of ERISA, as of the last day of the most recent fiscal year of the employee benefit plan ending on or prior to the Delivery Date, and neither the Lessee nor any ERISA Affiliate has incurred any material liability to the Pension Benefit Guaranty Corporation that has not been satisfied (other than for the payment of premiums pursuant to Section 4007 of ERISA);

          (z) no governmental approval (with respect to the United States or any state thereof) of any kind is required of the Loan Participant for its execution of or performance under this Agreement or any agreement contemplated hereby solely by reason of any fact or circumstance peculiar to: (a) the Lessee,
(b) the nature of the Aircraft or (c) the Lessee's proposed operations or use of the Aircraft;

          (aa) all material income tax returns which are required to be filed by the Lessee have been filed, and all taxes shown to be due and payable on such returns or on any assessment received by the Lessee (except to the extent being contested in good faith and by appropriate proceedings or negotiations diligently conducted, and for the payment of which adequate reserves have been provided in accordance with United States generally accepted accounting principles) have been paid (or, in the case of taxes being contested in good faith, adequate provision for the payment thereof has been made) to the extent that such taxes have become due and payable. There is no ongoing audit or, to the knowledge of the Lessee, other investigation by any government entity of the tax liability of the Lessee and there is no unresolved claim by a taxing authority concerning the

Lessee's tax liability, for any period for which returns have been filed or were due, that, in either case, could result in liability of the Lessee which could have a material adverse effect on the business, operations or financial condition of the Lessee or the ability of the Lessee to perform its obligations under the Lessee Documents;

          (ab) the Lessee is not in default under any lease, mortgage, deed of trust, indenture or other instrument or agreement to which the Lessee is a party or by which it or any of its properties or assets may be bound, which default creates a material risk of a material adverse effect on the business or financial condition of the Lessee or on its ability to perform its obligations contained in the Lessee Documents;

          (ac) the Lessee is not entitled to (or has waived) sovereign immunity under the laws of any jurisdiction;

          (ad) the Aircraft has been duly certified by the FAA as to type and airworthiness, has been insured by the Lessee in accordance with the terms of
Section 9 of the Lease, and is in the condition and state of repair required under the terms of the Lease; and

          (ae) insofar as it relates to the Aircraft and the Engines, the Purchase Agreement is in full force and effect.

          Section 4.02.  Certain Covenants of Lessee.  The Lessee covenants and
                         ---------------------------
agrees as follows:

          (a)   Filings and Recordings.  The Lessee will cause to be done,
                ----------------------
executed, acknowledged and delivered, at the Lessee's cost and expense, all such further acts, conveyances and assurances as the Owner Trustee, the Indenture Trustee, the Loan Participant and the Owner Participant shall reasonably require for accomplishing the purposes of the Operative Agreements. Without limiting the generality of this Section 4.02(a), the Lessee (i) will promptly take, or cause to be taken, at the Lessee's cost and expense, such action with respect to the recording, filing, re-recording and re-filing of the Indenture (including each supplement thereto), the Lease (including each supplement thereto), and any financing statements or other instruments and (ii) will promptly take, or cause to be taken, all such other actions as may be reasonably requested by the Indenture Trustee and appropriate, in each case to maintain the perfection of the first security interest and the Lien created by the Indenture, and the Owner Trustee's title to and interest in the Aircraft and the Lessor's Estate, as against the Lessee and any third parties, or if the Lessee cannot itself take, or cause to be taken, such action, will furnish to the Indenture Trustee and the Owner Trustee timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable either of them to take such action, at the Lessee's cost and expense, in a timely manner.

          (b)   Registration. From and after the Delivery Date, the Lessee shall
                ------------
cause the Aircraft to be duly registered, and at all times to remain duly registered, in the name of the Owner

Trustee (provided, that the Owner Trustee and the Owner Participant shall be and
         --------
remain Citizens of the United States), under the Transportation Code, and shall furnish to the Owner Trustee such information as may be required to enable the Owner Trustee to make application for such registration; provided, however, that
                                                         --------  -------
the Lessee may at any time cause the Aircraft to be appropriately re-registered under the laws of a country with which at the time of such registration the United States maintains normal diplomatic relations and is listed on Exhibit E to the Lease; provided that prior to any change in the country of registry of
              --------
the Aircraft the following conditions are met:

              (i) at the time of re-registration, no Specified Default exists or would occur as a result of such re-registration;

              (ii) the Lessee shall pay all fees and expenses, recording and registration taxes (including the reasonable fees and expenses of local counsel in such country) relating to such re-registration or proposed re-registration;

              (iii) the Lessee shall, at its cost, cause the interest of the Owner Trustee as owner of the Aircraft and the Indenture Trustee as mortgagee thereof to be duly registered or recorded under the laws of such country and at all times thereafter to remain so duly registered or recorded unless and until the registration of the Aircraft is changed as provided herein, and shall, at its cost, cause to be done at all times all other acts including the filing, recording and delivery of any document or instrument and the payment of any sum necessary or, by reference to prudent industry practice in such country, advisable in order to create, preserve and protect such interest in the Aircraft (including the first priority duly perfected Lien under the Indenture) as against the Lessee or any third parties in such jurisdiction, and the laws of such country would give effect to the Owner Trustee's title to and ownership interest in the Aircraft and the Lien of the Indenture Trustee thereon;

              (iv) the obligations of the Lessee (and of the Permitted Sublessee under a Sublease) and each other party under the Operative Agreements and the rights and remedies of the Lessor, the Owner Participant, the Indenture Trustee and the Noteholders under the Operative Agreements shall remain or be, as the case may be, legal, valid, binding and enforceable under the laws of such country;

              (v)   the Lessee shall ensure that all insurance required by
     Section 9 of the Lease shall be in full force and effect prior to, at the time of, and after such change in registration and the Owner Participant, the Owner Trustee, and the Indenture Trustee shall receive a certificate of Lessee's insurance broker to such effect;

              (vi) the country of such re-registration imposes aircraft maintenance standards approved by, or at least as stringent as those approved by, the FAA or the central civil aviation authority of the United Kingdom, France, Germany, Japan, the Netherlands or Canada;

              (vii) it shall not be necessary by reason of such re-registration or for purposes of exercising rights or enforcing remedies contained in the Lease or the Indenture or the related Sublease or other Operative Agreements for the Owner Trustee, the Indenture Trustee, the Owner Participant or any Noteholder to register or qualify to do business in such country;

              (viii) no Liens (except Permitted Liens) shall arise by reason of such re-registration, and the Indenture shall continue as a valid and duly perfected (to the extent relevant in the applicable jurisdiction) first priority Lien on the collateral thereunder (subject only to Permitted Liens);

              (ix) none of the Owner Trustee, the Indenture Trustee, the Owner Participant and the Noteholders shall be subjected to any risk of adverse tax consequences as a result of such re-registration for which the Lessee does not then indemnify or cause to be indemnified such Person in a manner satisfactory in form and substance to such Person;

              (x) any export licenses and certificate of deregistration required in connection with any repossession or return of the Aircraft will be readily obtainable in the normal course without material delay or material burden on the Owner Trustee, the Indenture Trustee or the Participants, it being agreed that the Lessee shall be responsible for the cost thereof and (if not contrary to the Applicable Laws of such country) the Indenture Trustee (or, if the Indenture shall have been satisfied and discharged in accordance with its terms, the Owner Trustee) will be granted a deregistration power of attorney by the Lessee and the Permitted Sublessee;

              (xi) there is no tort liability of the owner or lessor of an aircraft not in possession thereof under the laws of such jurisdiction more onerous than under the laws of the United States or any state thereof (it being agreed that, in the event such opinion cannot be given in a form satisfactory to each Participant, such opinion shall be waived if insurance reasonably satisfactory to each Participant is provided to cover such risk);

              (xii) unless Lessee shall have agreed to provide insurance reasonably satisfactory to the Participants covering the risk of requisition of use of or title to the Aircraft by the government of such country (so long as the Aircraft is registered under the laws of such country), the laws of such country require fair compensation by the government of such country payable in currency freely convertible into Dollars and freely removable from such country (without license or permit, unless Lessee prior to such proposed reregistration has obtained such license or permit or such license or permit will be readily obtainable in the normal course without material delay or material burden on the Participants) for the taking or requisition by such government of such use or title;

              (xiii) the courts of such proposed country of registry will respect the choice of New York law to govern the Lease;

              (xiv) such re-registration may not be affected until after December 31, 2006 unless the Lessee prepays on a lump sum basis any liability due under the Tax Indemnity Agreement as a result of such re-registration;

              (xv) there exist no possessory rights in favor of the Lessee (or any Permitted Sublessee) or any third party including any government or instrumentality thereof, which would, upon bankruptcy or insolvency of or other default by the Lessee and assuming that at such time such Permitted Sublessee or third party is not insolvent or bankrupt, prevent the return or repossession of the Aircraft in accordance with and when permitted by the terms of Section 17(a) of the Lease upon the exercise by Owner Trustee (or the Indenture Trustee, as assignee of the Owner Trustee) of its remedies under Section 17(a) of the Lease;

              (xvi) the Owner Participant, the Owner Trustee, the Indenture Trustee and the Loan Participants shall have received opinions in scope, form and substance reasonably satisfactory to them, of counsel, expert in the laws of such country, to the effect set forth in clauses (iii), (iv),
     (vii), (ix), (x), (xi), (xii), (xiii) and (xv) of this Section 4.02(b);

              (xvii) such proposed change in registration is made in connection with a Sublease to a Permitted Air Carrier and such Permitted Sublessee is domiciled in such country;

              (xviii) Lessee shall deliver such request to Indenture Trustee, Owner Trustee and Owner Participant in writing at least 30 days in advance of the date of any such proposed change in registration;

              (xix) the Deficiency Agreement and the Residual Agreement shall remain in full force and effect.

Lessee agrees to pay on an After Tax Basis all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable counsel fees and disbursements) of the Owner Participant, the Owner Trustee, the Indenture Trustee and the Loan Participant in connection with any re-registration pursuant to this Section.

              (c) Information.  The Lessee shall promptly furnish to the Owner
                  -----------
Trustee and the Owner Participant such information as may be required to enable the Owner Trustee and the Owner Participant timely to file any reports required to be filed by the Owner Trustee as the Lessor and the Owner Participant under the Lease with any governmental authority as a result of the Owner Trustee's ownership interest in the Aircraft.

              (d) Corporate Existence.  The Lessee shall at all times maintain
                  -------------------
its corporate existence, except as permitted by Section 4.02(e) hereof, and it shall do or cause to be done all things necessary to preserve and keep in full force and effect all of its corporate rights, powers, privileges and franchises necessary in the normal conduct of its business, except for any corporate right, power, privilege or franchise that it determines, in its reasonable, good faith business judgment, is no longer necessary or desirable in the conduct of its business.

               (e)  Merger and Consolidation. The Lessee shall not, during the
                    ------------------------
Term, enter into any merger with or into or consolidation with, or sell, convey, transfer, lease or otherwise dispose of in one or a series of transactions all or substantially all of its assets as an entirety to any Person, unless (x) no Event of Default of the type described in Section 16(a), (f), (g) or (h) of the Lease shall have occurred and be continuing, (y) no Event of Default shall arise as a result of such merger, consolidation, purchase, conveyance, transfer, lease or other disposition and (z) the surviving corporation or Person which acquires by purchase, conveyance, transfer or lease all or substantially all of the assets of the Lessee as an entirety (i) is a domestic corporation organized and existing under the laws of the United States or any State of the United States,
(ii) is a Citizen of the United States, (iii) the benefits of Section 1110 available to the Owner Trustee and the Indenture Trustee immediately prior to such transaction shall not be adversely affected as a result of such transaction, (iv) is a Section 1110 Person, so long as such status is a condition to the availability of protection for the Lessor and the Indenture Trustee under Section 1110, (v) if not the Lessee, executes a duly authorized, legal, valid, binding, and enforceable agreement, reasonably satisfactory in form and substance to Owner Trustee, Owner Participant and Indenture Trustee, containing an effective assumption of all of the Lessee's obligations hereunder and under the other Operative Agreements, and each other document contemplated hereby or thereby and delivers such instrument to the Indenture Trustee, the Participants and the Owner Trustee, (v) provides an opinion from counsel (which counsel may be the Lessee's General Counsel) delivered to the Owner Trustee, the Indenture Trustee and the Owner Participant, which opinion shall be reasonably satisfactory to the Owner Participant and the Indenture Trustee, and an officer's certificate (which may rely, as to legal matters, on such legal opinion), each stating that such merger, consolidation, conveyance, transfer, lease or other disposition and the instrument noted in clause (iv) above comply with this Section 4.02(e), that such instrument has been duly authorized, executed and delivered and is a legal, valid and binding obligation of, and is enforceable against, such survivor or Person, and that all conditions precedent herein provided for relating to such transaction have been complied with, and
(vi) such survivor or Person makes such filings and recordings with the FAA as may be required pursuant to part A of subtitle VII or Title 49, United States Code to evidence such merger or consolidation and such filings and recordings necessary in order to preserve and protect the rights of the Owner Trustee, the Indenture Trustee and the Noteholders under the Indenture.

               Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of the Lessee and the satisfaction of the conditions specified in this Section 4.02(e), the successor corporation formed by such consolidation or into which the Lessee is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Lessee under this Agreement and the Lease and each other Operative Agreement and any other document contemplated hereby and thereby to which the Lessee is a party with the same effect as if such successor corporation had been named as the Lessee herein and therein. No such consolidation or merger, or sale, conveyance, transfer or lease of all or substantially all of the assets of the Lessee as an entirety shall have the effect of releasing the Lessee or any successor corporation which shall theretofore have become the Lessee hereunder in the manner prescribed in this
Section 4.02(e) from its liability hereunder or under the other Operative Agreements. Nothing contained herein shall permit any lease, sublease, or other arrangement for the use, operation or possession of the Aircraft except in compliance with the applicable provisions of the Lease.

          (f) Change of Location.  The Lessee agrees to give prompt written
              ------------------
notice (but in any event within 30 days prior to the expiration of the period of time specified under Applicable Law to prevent lapse of perfection) to the Owner Participant, the Owner Trustee and the Indenture Trustee of any change in the address of its chief executive office (as such term is used in Section 9-103(3) of the North Carolina Uniform Commercial Code) or of any change in its corporate name or any change in the location of the place where its records concerning the Aircraft and the Operative Agreements are located.

          (g) Financial Statements.  The Lessee agrees to furnish to the Owner
              --------------------
Participant and the Indenture Trustee during the Term:

              (i) within 60 days after the end of each of the first three fiscal quarters in each fiscal year of the Lessee, unaudited consolidated balance sheets of the Lessee and its subsidiaries (if any) as of the end of such quarter and related consolidated statements of income, shareholder's equity and cash flows of the Lessee and its subsidiaries (if any) for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, each of which shall be prepared in accordance with generally accepted accounting principles in the United States, provided
                                                                    --------
     that so long as the Lessee is subject to the reporting provisions of the Securities Exchange Act of 1934, a copy of the Lessee's quarterly report on Form 10-Q will satisfy this requirement (to the extent such report contains the information required to be provided by this clause (i));

              (ii) within 120 days after the end of each fiscal year of the Lessee, a copy of the annual report for such year for the Lessee or the affiliated group of which the Lessee is a member (on a consolidated basis, if applicable) and a balance sheet of the Lessee and its subsidiaries (if any) as of the end of such fiscal year and related statements of income, shareholder's equity and cash flows of the Lessee and its subsidiaries (if any) for such fiscal year, in comparative form with the preceding fiscal year, in each case certified by independent certified public accountants of national standing as having been prepared in accordance with generally accepted accounting principles in the United States, provided that so long
                                                          --------
     as the Lessee is subject to the reporting provisions of the Securities Exchange Act of 1934, a copy of the Lessee's annual report on Form 10-K will satisfy this requirement (to the extent such report contains the information required to be provided by this clause (ii));

              (iii) within 120 days after the end of each fiscal year of the Lessee, an Officer's Certificate of the Lessee, to the effect that the signer is familiar with or has reviewed the relevant terms of the Lease and has made, or caused to be made under his supervision, a review of the transactions and conditions of the Lessee during the preceding fiscal year and that such review has not disclosed the existence during such period, nor does the signer have knowledge of the existence as of the date of such certificate, of any condition or event which constituted or constitutes a Default or Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Lessee has taken or is taking or proposes to take with respect thereof;

              (iv) simultaneously with sending or no later than thirty (30) days after filing thereof, copies of all such proxy statements, financial statements, or reports, if any, which the Lessee sends to its stockholders and copies of all regular, periodic and current reports, which the Lessee files with the SEC or any governmental authority which may be substituted therefor or with any national securities exchange;

              (v) promptly (but no later than five (5) Business Days) after the occurrence thereof and actual knowledge thereof by a Responsible Officer of the Lessee, notice of any Default or Event of Default and the action that the Lessee proposes to take with respect thereto; and

              (vi) from time to time, such other non-confidential financial information as the Lessor or the Owner Participant, the Loan Participant or the Indenture Trustee or any Noteholder may reasonably request.

          (h)    [Reserved].
                 ----------

          (i)    Filing of Documents. Lessee, at its sole cost and expense, will
                 -------------------
cause the documents filed with the FAA pursuant to Section 3.01(l), the financing statements required pursuant to Section 3.01(m) and (n) and all continuation statements (and any amendments necessitated by any combination, consolidation or merger pursuant to Section 4.02(e), or any relocation of its chief executive office) in respect of such financing statements to be prepared and, subject only to the execution and delivery thereof by Owner Trustee and Indenture Trustee, as applicable, duly and timely filed and recorded, or filed for recordation, to the extent permitted under the Transportation Code (with respect to such documents filed with the FAA) or the Uniform Commercial Code or similar law of any other applicable jurisdiction (with respect to such other documents).

          (j)    Annual Foreign Opinion. If the Aircraft has been registered in
                 ----------------------
a country other than the United States pursuant to Section 4.02(b), Lessee will furnish to Owner Trustee, Indenture Trustee and each Participant annually after such registration is effected, an opinion of special counsel reasonably satisfactory to Owner Participant and Indenture Trustee stating that, in the opinion of such counsel, either that (i) such action has been taken with respect to the recording, filing, rerecording and refiling of the Operative Agreements and any supplements and amendments thereof as is necessary to establish, perfect and protect Owner Trustee's and Indenture Trustee's respective right, title and interest in and to the Aircraft, the Indenture Estate and the Operative Agreements, reciting the details of such actions, or (ii) no such action is necessary to maintain the perfection of such right, title and interest.

          (k)  Lessee's Agreement Regarding Debt.  Neither the Lessee nor any
               ---------------------------------
Person authorized to act on its behalf will acquire, or guaranty the payment of any amounts due in respect of, any Equipment Note.

          Section 4.03.  Survival of Representations and Warranties.  The
                         ------------------------------------------
representations and warranties of the Lessee provided in Section 4.01 and in any other Operative Agreement shall survive the delivery of the Aircraft and the expiration or other termination of this Agreement and the other Operative Agreements.


                                  ARTICLE 5.
           OTHER PARTIES' REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 5.01.  Representations, Warranties and Covenants of Owner
                         --------------------------------------------------
Participant.
-----------

          (a) Representations and Warranties.  The Owner Participant represents
              ------------------------------
and warrants that, as of the Delivery Date (unless any such representation and warranty is specifically made as of an earlier date, in which case the Owner Participant represents and warrants as of such earlier date):

               (i) it is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and it has full corporate power, authority and legal right to carry on its present business and operations, to own or lease its properties and to enter into and to carry out the transactions contemplated by this Agreement and the other Operative Agreements to which it is party;

               (ii) the execution, delivery and performance by it of this Agreement and the other Operative Agreements to which it is party have been duly authorized by all necessary corporate action on its part;

               (iii) neither the execution, delivery or performance by the Owner Participant of the Operative Agreements to which it is party, nor compliance with the terms and provisions hereof or thereof, conflicts or will conflict with or results or will result in a breach or violation of any of the terms, conditions or provisions of, any law, governmental rule or regulation applicable to the Owner Participant or the charter documents, as amended, or bylaws, as amended, of the Owner Participant or any order, writ, injunction or decree of any court or governmental authority against the Owner Participant or by which it or any of its properties is bound or any indenture, mortgage or contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or results or will result in the imposition of any Lien upon any of its properties, except for any such conflict, breach or default which would not have a material adverse effect on the Owner Participant or its ability to perform its obligations under the Operative Agreements;

               (iv) the Operative Agreements to which it is party have been duly executed and delivered by the Owner Participant and constitute the legal, valid and binding obligations of the Owner Participant enforceable against it in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws or general equitable principles;

               (v) there are no pending or, to the knowledge of the Owner Participant, threatened actions, suits, investigations or proceedings against the Owner Participant before any court, administrative agency or tribunal which are expected to materially adversely affect the ability of the Owner Participant to perform its obligations under this Agreement and the other Operative Agreements to which it is or is to be a party and the Owner Participant knows of no pending or threatened actions or proceedings before any court, administrative agency or tribunal involving it in connection with the transactions contemplated by the Operative Agreements;

               (vi) neither the execution and delivery by it of this Agreement or the other Operative Agreements to which it is a party nor the performance of obligations hereunder or thereunder requires the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency that would be required to be obtained or taken by the Owner Participant except for filings contemplated by this Agreement;

               (vii) the funds to be used by the Owner Participant to acquire its interests under this Agreement do not constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan;

               (viii) the Owner Participant is a bank, trust company, insurance company, financial institution or corporation with a combined capital and surplus or tangible net worth of at least $50,000,000; and

                  (ix)  it is a Citizen of the United States.

                  Notwithstanding the foregoing or anything else contained in this Agreement, the Owner Participant makes no representation or warranty in this Agreement with respect to laws, rules or regulations relating to aviation or to the nature or use of the equipment owned by the Owner Trustee, including, without limitation, the airworthiness, value, condition, workmanship, design, patent or trademark infringement, operation, merchantability or fitness for use of the Aircraft, other than such laws, rules or regulations relating to the citizenship requirements of the Owner Participant under applicable aviation law.

          (b) Lessor's Liens.  The Owner Participant represents, warrants and
              --------------
covenants that on the Delivery Date there are no Lessor's Liens attributable to it (or an Affiliate thereof). The Owner Participant agrees with and for the benefit of the Lessee, the Owner Trustee, the Noteholders and the Indenture Trustee that the Owner Participant will, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full, promptly after the same first becomes known to the Owner Participant, any Lessor's Lien attributable to the Owner Participant (or an Affiliate thereof), provided,
                                                                 --------
however, that the Owner Participant shall not be required to discharge or
-------
satisfy such Lessor's Lien which is being contested by the Owner Participant in good faith and by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Aircraft or the Lessor's Estate or the Indenture Estate or any interest in any thereof or otherwise materially adversely affect the validity or priority of the Lien of the Indenture.

          (c) Assignment of Interests of Owner Participant.  At any time after
              --------------------------------------------
the Delivery Date and subject to satisfaction of the conditions set forth in this Section 5.01(c), the Owner Participant may assign, convey or otherwise transfer to a single Person all (but not less than all) of the Beneficial Interest, provided that (i) the Owner Participant gives the Lessee, the Loan
          --------
Participant and the Indenture Trustee at least 10 days' notice of such assignment, conveyance or other transfer, (ii) the Owner Participant and any Owner Participant Guarantor shall remain liable for all obligations of the Owner Participant under the Trust Agreement and the other Operative Agreements to which the Owner Participant is a party to the extent (but only to the extent) relating to the period on or before the date of such transfer, (iii) the transferee agrees by a written instrument substantially in the form attached hereto as Exhibit B-1 (or otherwise in form and substance reasonably satisfactory to Lessee and Indenture Trustee) to assume liability for, and undertake performance of, all obligations of the Owner Participant under the Trust Agreement and the other Operative Agreements to which such Owner Participant is a party relating to the period after the date of transfer, (iv) at or prior to the time of such transfer, the transferee shall furnish an opinion of counsel substantially in the form attached hereto as Exhibit B-3 (or otherwise in form and substance reasonably satisfactory to Lessee and Indenture Trustee) (which counsel may be in-house counsel) to the effect that such transferee and any guarantor of the payment and performance obligations of such transferee, as the case may be, shall have requisite power and authority and legal right to enter into and carry out the transactions contemplated hereby; and that such agreement and any guaranty of the transferee's obligations has been duly authorized, executed and delivered by the transferee or the guarantor of the payment and performance obligations of such transferee, as the case may be, and is a valid and binding agreement of the transferee or the guarantor of the payment and performance obligations of such transferee enforceable in accordance with its terms, subject to customary exceptions for such opinions and that the transfer does not violate the Applicable Law of the jurisdiction in which such counsel is located, and (v) the Lessee shall have received with respect to each Identified Country identified by Lessee as provided for below either (A) a certificate from such transferee stating that it is not presently subject to income taxation in such Identified Country or (B) an opinion from counsel selected by Owner Participant and reasonably acceptable to Lessee that no withholding taxes will be imposed by such Identified Country on the interest on the Equipment Notes, assuming that Lessee is a U.S. person and assuming all relevant facts concerning the Equipment Notes are as they exist on the date of the transfer. Within 7 days of Lessee receiving notice of a proposed transfer it will send to Owner Participant a list of "Identified Countries", if any, as to which Lessee has received a written opinion from legal counsel that there is a significant likelihood that withholding taxes will be imposed by such Identified Country on the interest on the Equipment Notes due to the presence of the prospective transferee in such Identified Country, together with a copy of the opinion describing the basis on which Lessee has determined that the country is a Identified Country; provided, however, that in no event
                                          -----------------
shall a country be considered an Identified Country if such country imposes withholding taxes on the interest on the Equipment Notes prior to the proposed transfer to the same extent as such country would impose such withholding taxes after the proposed transfer. Any such transferee shall (a) be (i) a bank, savings institution, finance company, leasing company or trust company, national banking association acting for its own account or in a fiduciary capacity as trustee or agent under any pension, retirement, profit sharing or similar trust or fund, insurance company, financial institution, fraternal benefit society or a corporation acting for its own account having a combined capital and surplus (or, if applicable, tangible net worth or its equivalent) of not less than $50,000,000, (ii) a subsidiary of any Person described in clause (i) where such Person provides a guaranty of such transferee subsidiary's obligations substantially in the form attached hereto as Exhibit B-2 (or otherwise in form and substance reasonably satisfactory to Lessee, Owner Trustee and Indenture Trustee), or (iii) an Affiliate of the transferring Owner Participant, so long as such Affiliate has a combined capital and surplus (or, if applicable, tangible net worth or its equivalent) of not less than $50,000,000 (unless the Owner Participant remains liable for the obligations of such Affiliate under the Operative Agreements, in which case there shall be no such net worth requirement), (b) be legally capable of binding itself to the obligations of the Owner Participant and shall expressly agree to assume all obligations of the Owner Participant under the Trust Agreement and the other Operative Agreements to which the Owner Participant is a party and (c) provide representations, warranties, and covenants substantially similar to those contained in clauses
(a) and (c) of this Section 5.01; provided that, without the prior written
                                  --------
consent of the Lessee, such transferee shall not be an airline or other aircraft operator or competitor of the Lessee in the business of air transportation or an Affiliate of any thereof unless such Affiliate is (i) General Electric Company, International Lease Finance Corporation, GPA, GATX Corporation or Bouillon Aviation, (ii) any wholly-owned subsidiary of an entity listed in the foregoing clause (i) that is (X) a special purpose corporation limited to holding Owner Participant's interest in the transactions or (Y) primarily engaged in the business of owning and leasing assets to third-party lessees and which is not engaged in the business of an airline, other commercial aircraft operation or freight forwarder or (iii) an entity from which Lessee has leased an aircraft directly (or through a trust) and not as a result of the transfer to such entity of any aircraft subject to an existing lease with Lessee; provided that Lessee's
                                                          --------
consent shall not be required if an Event of Default shall have occurred and be continuing at the time of such transfer; and provided further that neither such
                                             -------- -------
transferee nor any Affiliate thereof shall (x) be a party to any material litigation or arbitration (whether as plaintiff or defendant) with the Lessee or any Affiliate of the Lessee or (y) be attempting a hostile takeover of the Lessee or any Affiliate of the Lessee. A transferee hereunder shall be (I) a "United States person" within the meaning of Section 7701(a)(30) of the Code and
(II) a Citizen of the United States or has established a voting trust, voting powers or other arrangement reasonably satisfactory to the Indenture Trustee, the Owner Trustee, and the Lessee to permit the Owner Trustee to be the registered owner of the Aircraft under the Transportation Code, without in any way restricting the Lessee's use and operation of the Aircraft. The Owner Trustee shall not be on notice of or otherwise bound by any such assignment, conveyance or transfer unless and until it shall have received an executed counterpart of the instrument of such assignment, conveyance or transfer. Upon any such disposition by the Owner Participant to a transferee as above provided, the transferee shall be deemed the "Owner Participant" for all purposes of the Operative Agreements, and shall be deemed to have acquired the same interest in the Lessor's Estate as theretofore held by its transferor; and each reference therein to the "Owner Participant" shall thereafter be deemed a reference to such transferee and the transferring Owner Participant shall be released from all of its obligations under the Operative Agreements to the extent such obligations are assumed by such transferee. All reasonable fees and expenses incurred by Lessee, Owner Participant, Indenture Trustee, any Noteholder or Owner Trustee in connection with any transfer by the Owner Participant permitted by this Section 5.01(c) will be promptly reimbursed by the Owner Participant, unless an Event of Default has occurred and is continuing, in which case any fees and expenses incurred by Lessee shall not be so reimbursed; provided,
                                                                 --------
however, that in each case bills shall be submitted to the Owner Participant
-------
prior to payment. Each of the parties hereto agree, to the extent so requested by the Owner Participant,

to use reasonable efforts to cooperate with the Owner Participant in effecting any assignment, conveyance or other transfer permitted pursuant to this Section 5.01(c), including providing its written consent and acknowledgement to any such assignment, conveyance or other transfer and, in the case of the Lessee, providing new insurance certificates that reflect the interest of the transferee. After the expiration or termination of the Term of the Lease and after the Lien of the Indenture shall have been discharged in accordance with its terms, the Owner Participant may freely assign, convey or otherwise transfer all or any part of the Beneficial Interest without compliance with this Section 5.01(c), provided that no such transfer shall release the Owner Participant from its obligations under the Operative Agreements accrued prior to the end of the Term.

          (d) Actions with Respect to Lessor's Estate, Etc.  The Owner
              ---------------------------------------------
Participant agrees that it will not take any action to subject the Lessor's Estate or the trust established by the Trust Agreement, as debtor, to the reorganization or liquidation provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statute.

          (e) Citizenship.  The Owner Participant agrees, solely for the benefit
              -----------
of the Lessee, each Noteholder, the Indenture Trustee and the Owner Trustee, that if at any time on or after the Delivery Date when the Aircraft is registered or the Lessee proposes to register the Aircraft in the United States
(i) either the Owner Participant shall cease to be, or an event which has been publicly disclosed has occurred of which the Owner Participant has knowledge and which will cause the Owner Participant to cease to be, a Citizen of the United States, and (ii) the Aircraft shall or would therefore become ineligible for registration in the name of the Owner Trustee under the Transportation Code and regulations then applicable thereunder (such eligibility to be determined without regard to any provision of law that permits the U.S. registration of the Aircraft by restricting where it is based or used), then the Owner Participant shall give notice thereof to the Lessee, the Owner Trustee, each Noteholder and the Indenture Trustee and shall (at its own expense and without any reimbursement or indemnification from the Lessee) immediately (and in any event within a period of 20 days) promptly (x) effect a voting trust or other similar arrangement, (y) transfer in accordance with the terms of this Agreement and the Trust Agreement all its rights, title and interest in and to such Trust Agreement, the Lessor's Estate, this Agreement and the other Operative Agreements to which it is a party, or (z) take any other alternative action that would prevent any deregistration, or maintain or permit the United States registration, of the Aircraft (determined without regard to any provision of law that permits the U.S. registration of the Aircraft by restricting where it is based or used). Each party hereto agrees, upon the request and at the sole expense of the Owner Participant, to cooperate with the Owner Participant in complying with its obligations under the provisions of the first sentence of this Section 5.01(e), but without any obligation on the part of such other party to take any action believed by it in good faith to be unreasonably burdensome to such party or materially adverse to its business interests.

          (f) Tail Insurance.  If (i) any purchaser of the Aircraft from the
              --------------
Owner Trustee or the Owner Participant agrees to include the Owner Trustee and the Owner Participant as a named additional insured on any liability insurance policy relating to the Aircraft for the period referred to below, (ii) such purchase occurs within two years following repayment in full of the Equipment Notes, (iii) the initial Loan Participant is the Noteholder at the time of such repayment, (iv) such purchaser is not the Lessee or the Manufacturer or any Affiliate or designee thereof, and (v) such purchase does not occur in connection with the exercise of remedies under the Lease or the Indenture or the termination of the Lease pursuant to Section 14 thereof, the Owner Participant shall use reasonable efforts to obtain an agreement from such purchaser to include (to the same extent as is provided to the Owner Participant or the Owner Trustee) the Indenture Trustee and the Noteholders as named additional insureds on any liability policy for two years following the repayment in full of the Equipment Notes or until the next major overhaul ("D-check" or equivalent), whichever is earlier.

          Section 5.02. Citizenship.
                        -----------

          (a) Generally.  The Owner Trustee, in its individual capacity,
              ---------
represents and warrants that it is and on the Delivery Date will be a Citizen of the United States. If the Owner Trustee in its individual capacity does not comply with the requirements of this Section 5.02, the Owner Trustee and the Indenture Trustee hereby agree that no Default shall be deemed to exist due to non-compliance by the Lessee with the registration requirements in the Lease or in Section 4.02(b) hereof occasioned solely by such noncompliance of the Owner Trustee.

          (b) Owner Trustee.  The Owner Trustee, in its individual capacity,
              -------------
covenants that if at any time on or after the Delivery Date any of its Responsible Officers shall have actual knowledge that it has ceased to be a Citizen of the United States, it will resign immediately as the Owner Trustee if such citizenship is necessary for registration of the Aircraft in the Owner Trustee's name under the Transportation Code as in effect at such time (such necessity to be determined without regard to any provision of law that permits the U.S. registration of the Aircraft by restricting where it is based or used) or, if it is not necessary for such registration, if the Owner Trustee is informed in writing by the Lessee, the Indenture Trustee or any Participant that such lack of United States citizenship would have any adverse effect on the Lessee, the Indenture Trustee or any Participant. The Owner Trustee, in its individual capacity, further covenants that if at any time it appears reasonably probable that it will cease to be a Citizen of the United States based on information that is (i) known to a Responsible Officer of the Owner Trustee or
(ii) generally known to the public, it will promptly so notify, to the extent permitted by law, all parties to this Agreement.

          Section 5.03. Representations, Warranties and Covenants of Trust
                        --------------------------------------------------
Company and the Owner Trustee.
-----------------------------

          (a)     Representations and Warranties.  In addition to and without
                  ------------------------------
limiting its other representations and warranties provided for in this Article 5, Trust Company represents and warrants, in its individual capacity with respect to items (i), (ii), (iii)(A), (iv), (v), (vi), (vii), (viii), (ix) and
(x) below, and as the Owner Trustee with respect to items (iii)(B) and (iv), on the Delivery Date that:

              (i) it is a national banking association duly organized and validly existing in good standing under the laws of the United States with its principal place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) in Delaware at the address set forth in Section 12.01(b), and has full corporate power and authority, in its individual capacity or (assuming the Trust Agreement has been duly authorized, executed and delivered by the Owner Participant) as the Owner Trustee, as the case may be, to carry on its business as now conducted, and to execute, deliver and perform this Agreement and the Operative Agreements to which it is or is to be a party;

              (ii) the execution, delivery and performance by Trust Company, either in its individual capacity or as the Owner Trustee, as the case may be, of this Agreement and the Operative Agreements to which it is or is to be party have been duly authorized by all necessary corporate action on its part, and do not contravene its articles of association or by-laws; each of this Agreement and the other Operative Agreements to which it is or is to be a party has been duly authorized, and has been duly executed and delivered by Trust Company, either in its individual capacity or as the Owner Trustee, as the case may be, and neither the execution and delivery thereof nor Trust Company performance of or compliance with any of the terms and provisions thereof will violate any federal or Delaware law or regulation governing Trust Company's banking or trust powers,

              (iii) (A) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by Trust Company in its individual capacity, constitute the legal, valid and binding obligation of Trust Company in its individual capacity enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights (regardless of whether enforceability is considered in a proceeding in equity or at law), and the performance by Trust Company in its individual capacity of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on Trust Company in its individual capacity;

                (B) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by the Owner Trustee in its trust capacity, constitute the legal, valid and binding obligation of the Owner Trustee enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or general equitable principles, and the performance by the Owner Trustee of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on the Owner Trustee;

          (iv) there are no pending or, to its knowledge, threatened actions or proceedings against Trust Company, either in its individual capacity or as the Owner Trustee, before any court or administrative agency which would materially adversely affect the ability of Trust Company, either in its individual capacity or as the Owner Trustee, as the case may be, to perform its obligations under the Operative Agreements to which it is or is to be party;

          (v) its chief executive office (as such term is defined in Article 9 of the Uniform Commercial Code) is One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801, and it shall give the Lessee, the Indenture Trustee and the Owner Participant prompt written notice (but in any event within 30 days prior to the expiration of the period of time specified under Applicable Law to prevent lapse of perfection) in the event of any change in its chief executive office or of any change in its name or any change in the location of the place where its records concerning the Aircraft and the Operative Agreements are located;

          (vi) neither the execution and delivery by it, either in its individual capacity or as the Owner Trustee, as the case may be, of any of the Operative Agreements to which it is or is to be a party, requires on the part of Trust Company in its individual capacity or any of its Affiliates the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any federal or Delaware governmental authority or agency governing its banking or trust powers;

          (vii) the Owner Trustee holds whatever title to the Aircraft as was conveyed to it by the Seller and the Aircraft is free of Lessor's Liens attributable to Trust Company in its individual capacity;

          (viii) Trust Company is a Citizen of the United States;

          (ix) Trust Company has made a filing with the New York State Banking Department under Section 131(3) of the New York State Banking Law with respect to the trust formed by the Trust Agreement; and

          (x) there are no Expenses or Taxes that may be imposed on or asserted against the Trust, the Trust Estate or any part thereof or any interest therein, the Indenture Estate, Lessee, Owner Participant, any Noteholder, Owner Trustee or Indenture Trustee (except, as to Owner Trustee, Taxes imposed on the fees payable to Owner Trustee) under the laws of the State of Delaware in connection with the execution, delivery or performance of any Operative Agreement by Owner Trustee or in connection with the issuance of the Equipment Notes, which Expenses or Taxes would not have been imposed if Owner Trustee had not (x) had its principal place of business in, (y) performed (in its individual capacity or as Owner Trustee) any or all of its duties under the Operative Agreements in or (z) engaged in any activities unrelated to the transactions contemplated by the Operative Agreements in, the State of Delaware.

          (b)   Lessor's Liens.  Trust Company, in its individual capacity,
                --------------
further represents, warrants and covenants that there are no Lessor's Liens attributable to it in its individual capacity on the Delivery Date. Trust Company, in its individual capacity, covenants and agrees that it will at its own expense take such action as may be necessary to duly discharge and satisfy in full, promptly, and in any event within 30 days after the same shall first become known to it, any Lessor's Liens attributable to it in its individual capacity which may arise at any time after the date of this Agreement.

          (c)   Indemnity for Lessor's Liens.  Trust Company, in its individual
                ----------------------------
capacity, agrees to indemnify and hold harmless the Lessee, the Indenture Trustee, the Owner Participant, each Noteholder and the Owner Trustee from and against any loss, cost, expense or damage which may be suffered by the Lessee, the Indenture Trustee, the Owner Participant, each Noteholder or the Owner Trustee as a result of the failure of Trust Company to discharge and satisfy any Lessor's Liens attributable to it in its individual capacity, as described in
Section 5.03(b).

          (d)   Securities Act.  None of Trust Company, the Owner Trustee or any
                --------------
Person authorized by either of them to act on its behalf has directly or indirectly offered or sold or will directly or indirectly offer or sell any interest in the Lessor's Estate, or in any similar security relating to the Lessor's Estate, or in any security the offering of which for purposes of the Securities Act of 1933, as amended, would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person.

          (e)   Actions With Respect to Lessor's Estate, Etc.  Neither Trust
                --------------------------------------------
Company, in its individual capacity, nor the Owner Trustee will take any action to subject the Lessor's Estate or the trust established by the Trust Agreement, as debtor, to the reorganization or liquidation provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statute.

          (f)       Other Business. Owner Trustee will not enter into any
                    --------------
business or other activity except as contemplated by the Operative Agreements.

          (g)       Performance of Agreements.  Owner Trustee shall perform its
                    -------------------------
obligations under the Operative Agreements to which it is a party in accordance with the terms thereof.

          Section 5.04. Representations, Warranties and Covenants of the
                        ------------------------------------------------
Indenture Trustee.
-----------------

          (a)       Representations and Warranties. The Indenture Trustee in its
                    ------------------------------
individual capacity represents on the Delivery Date as follows:

             (i) it is a state-chartered commercial bank duly organized and validly existing in good standing under the laws of the State of Maryland and has the corporate power and authority to enter into and perform its obligations under the Indenture, this Agreement and the other Operative Agreements to which it is a party and to authenticate the Equipment Note to be delivered to the Loan Participant on the Delivery Date;

              (ii) the Indenture and this Agreement and the other Operative Agreements to which it is or is to be a party, and the authentication of the Equipment Note to be delivered to the Loan Participant on the Delivery Date, have been duly authorized by all necessary corporate action on its part, and neither the execution and delivery thereof nor its performance of any of the terms and provisions thereof will violate any federal or Maryland law or regulation relating to its banking or trust powers or contravene or result in any breach of, or constitute any default under, its articles of incorporation or by-laws;

              (iii) assuming due authorization, execution and delivery by each other party thereto, each of the Indenture and this Agreement, and the other Operative Agreements to which it is a party, has been duly executed and delivered by it and, assuming that each such agreement is the legal, valid and binding obligation of each other party thereto, is (or will be, as the case may be), the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights (regardless of whether enforceability is considered in a proceeding in equity or at law);

              (iv) neither the execution and delivery by it of the Indenture and this Agreement and the other Operative Agreements to which it is or is to be a party, nor the performance by it of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any Federal or Maryland governmental authority or agency governing its banking or trust powers;

              (v) it has made a filing with the New York State Banking Department under Section 131(3) of the New York Banking Law in respect of the performance of its duties relating to the Indenture Estate; and

              (vi) there are no pending or, to the knowledge of the Indenture Trustee, threatened actions or proceedings against the Indenture Trustee before any court, administrative agency or tribunal which, if determined adversely to the Indenture Trustee, would materially adversely affect the ability of the Indenture Trustee to perform its obligations under any of the Operative Agreements to which it is a party.

          (b)       Indenture Trustee's Liens.  The Indenture Trustee, in its
                    -------------------------
individual capacity, represents, warrants and covenants that there are no Indenture Trustee's Liens on the Delivery Date. The Indenture Trustee, in its individual capacity, covenants and agrees that it will not directly or indirectly create, incur, assume or suffer to exist any Indenture Trustee's Lien and that it will at its own expense take such action as may be necessary to duly discharge and satisfy in full, promptly, and in any event within 30 days, after the same shall first become known to it, any Indenture Trustee's Liens which may arise at any time after the date of this Agreement.

          (c)       Indemnity for Indenture Trustee's Liens. The Indenture
                    ---------------------------------------
Trustee, in its individual capacity, agrees to indemnify and hold harmless the Lessee, the Owner Participant, the Owner Trustee and each Noteolder from and against any actual out-of-pocket loss, cost, expense or damage (including but not limited to any reduction in the amount payable out of the Trust Estate or the Indenture Estate and any interference with the possession, operation or other use of all or any part of the Aircraft) which may be suffered by the Lessee, the Indenture Trustee, the Owner Participant, the Owner Trustee or any Noteholder as a result of the failure of the Indenture Trustee to discharge and satisfy any Indenture Trustee's Liens attributable to it in its individual capacity, as described in Section 5.04(b) hereof.

          Section 5.05. Indenture Trustee's Notice of Default.  The Indenture
                        -------------------------------------
Trustee agrees to give the Lessee and the Owner Participant notice of any Default or Event of Default promptly upon a Responsible Officer of the Indenture Trustee having actual knowledge thereof.

          Section 5.06. Releases from Indenture. The Indenture Trustee covenants
                        -----------------------
and agrees, for the benefit of the Lessee and the Owner Participant and at the sole cost and expense of the Lessee, to execute and deliver the instruments of release from the Lien of the Indenture which it is required to execute and deliver in accordance with the provisions of Article IX of the Indenture, and the Owner Participant agrees, for the benefit of the Lessee, to cause the Owner Trustee to request the Indenture Trustee to execute and deliver such instruments of release upon written notice from the Lessee to make such request.

          Section 5.07. The Lessee's Right of Quiet Enjoyment.  Notwithstanding
                        -------------------------------------
any other provision of any of the Operative Agreements, each other party to this Agreement agrees, severally and as to its own actions only, that it will not, so long as no Event of Default shall have occurred and be continuing, take or cause to be taken any action that would interfere with the Lessee's possession, use and quiet enjoyment of the Aircraft pursuant to the terms of the Lease during the Term; provided that nothing contained herein shall
                                    --------
affect any of the rights of any Noteholder, the Owner Participant, the Owner Trustee or the Indenture Trustee expressly granted to such Person under any Operative Agreement.

          Section 5.08. Representations, Warranties and Covenants of the Loan
                        -----------------------------------------------------
Participant.
-----------

          (a)   Representations and Warranties.  The Loan Participant represents
                ------------------------------
and warrants that, as of the Delivery Date (unless any such representation and warranty is specifically made as of an earlier date, in which case the Loan Participant represents and warrants as of such earlier date):

              (i) the Equipment Note to be issued to the Loan Participant on the Delivery Date is being acquired for investment, and not with a present view to any resale or distribution thereof, provided that the disposition of its property shall remain within its control at all times;

              (ii) the Loan Participant acknowledges that its Equipment Note has not been registered under the Securities Act of 1933, as amended, and the Indenture has not been registered under the Trust Indenture Act of 1939, as amended, and that any disposition thereof will require registration and/or qualification under said Acts unless it is a transaction exempt from registration and/or qualification; and

              (iii) the Loan Participant represents and warrants that it is not acquiring and will not at any time hold its interest in its Equipment Note with the assets of, or as an asset of, any ERISA Plan.

              (b)   Transfer of Equipment Notes. The Loan Participant may
                    ---------------------------
transfer its interest in and to the Equipment Note held thereby to any Person which is not an airline or an Affiliate of an airline; provided, however, (i)
                                                       --------  -------
the Loan Participant shall not transfer any interest in an Equipment Note except pursuant to a transaction which is exempt from registration under the Securities Act of 1933, as amended and (ii) in connection with any such transfer, (A) the proposed transferee shall make a representation for the benefit of the Lessee identical to the representation made by the Loan Participant in Section 5.08(a)(iii) with respect to the source of the funds being used by such transferee to purchase such interest in such Equipment Note, and (B) the proposed transferee shall agree to be bound by the provisions of the Indenture (to the extent applicable to the Loan Participant) and this Agreement (including, without limitation, this Section 5.08(b)) in connection with any transfer by such transferee of its Equipment Note to the same extent as the Loan Participant is bound in connection with any transfer thereby.

          Section 5.09. Survival of Representations, Warranties and Covenants.
                        -----------------------------------------------------
Representations, warranties and covenants of the Owner Participant, the Owner Trustee (in its individual or trust capacity), the Loan Participant and the Indenture Trustee (in its individual or trust capacity) provided for in this Article 5, and their respective obligations under any and all of them, shall survive the delivery of the Aircraft and the expiration or other termination of this Agreement and the other Operative Agreements.

          Section 5.10. Lessee's Assumption of the Equipment Notes.
                        ------------------------------------------

          (a) Subject to compliance by the Lessee with all of its obligations under the Operative Agreements, each of the Owner Participant, the Owner Trustee, the Indenture Trustee, the Noteholders and the Lessee covenants and agrees that if the Lessee elects to purchase the Aircraft on the EBO Date pursuant to Section 13(b) of the Lease, if no Default or Event of Default shall exist, then, upon compliance with the applicable provisions of the Operative Agreements, the Owner Trustee will transfer to the Lessee, without recourse or warranty (except as to the absence of Lessor's Liens attributable to the Owner Trustee) but subject to the Lien of the Indenture, all of the Owner Trustee's right, title and interest in and to the Aircraft, and if the Lessee, in connection with such purchase, elects to assume the obligations of the Owner Trustee to the Indenture Trustee and the Noteholders under the Indenture, the Equipment Notes, and hereunder, the Lessee shall so notify the Indenture Trustee (such notice to be given at least 30 and not more than 60 days prior to the effective date of such assumption), and each of the parties shall execute and deliver documentation satisfactory in form and substance to the Indenture Trustee and each Noteholder permitting the Lessee to assume such obligations on the basis of full recourse to the Lessee, maintaining for the benefit of the Noteholders the security interest in the Aircraft created by the Indenture, and upon compliance with the provisions of this Section 5.10, such documentation shall become effective releasing the Owner Participant and the Owner Trustee from all obligations in respect of the Equipment Notes, the Indenture, this Agreement, and the other Operative Agreements, except any obligations relating to the period prior to such assumption and take all such other actions, at the Lessee's expense, as are reasonably necessary to permit such assumption by the Lessee.

          (b)     In connection with such assumption:

             (i) the Lessee shall execute and deliver an instrument satisfactory in form and substance to the Indenture Trustee and each Noteholder (A) pursuant to which the Lessee irrevocably and unconditionally assumes and undertakes, with full recourse to the Lessee, to pay, satisfy, and discharge when and as due (at the stated maturity thereof, by acceleration or otherwise) the principal of, Make-Whole Amount, if any, interest, and all other sums owing on all Outstanding Equipment Notes (or on the Lessee's substituted obligations) in accordance with their terms, and punctually to perform and observe all of the covenants and obligations hereunder and under the Indenture and the Equipment Notes (as the same may be amended in connection with such assumption) to be performed or observed by the Owner Trustee, and (B) which contains amendments to the Indenture, in form and substance as satisfactory to the Indenture Trustee and each Noteholder, which amend the Indenture so that it is substantially in the form of the Trust Indenture and Security Agreement [N570ML] dated as of February 5, 1998 between the Lessee and The First National Bank of Maryland (now known as Allfirst Bank);

              (ii) the instrument referred to in paragraph (i) of this Section 5.10(b), any Uniform Commercial Code financing statements relating thereto, and any other documents which shall be necessary (or reasonably requested by the Indenture Trustee or any Noteholder) to establish the Lessee's title to and interest in the Aircraft or to reflect the substitution of the Lessee for the Owner Trustee under the Operative Agreements or to continue the perfection of the security interests in the Aircraft and the other rights, property, and interests included in the Indenture Estate for the benefit of the Noteholders shall be filed in such form, manner, and places as are necessary or, in the reasonable opinion of the Indenture Trustee or any Noteholder, advisable for such purpose;

              (iii) each Noteholder and the Indenture Trustee shall have received an insurance report dated the effective date of such assumption of an independent insurance broker and certificates of insurance, each in form and substance satisfactory to each Noteholder and the Indenture Trustee, as to the due compliance as of the effective date of such assumption with the terms of Section 9 of the Lease relating to the insurance with respect to the Aircraft (provided that the required amount of all-risk hull insurance,
                   --------
     subject to the self insurance rights of the Lessee, shall be in an amount at least equal to 110% of the outstanding principal amount of the Equipment Notes;

              (iv) no Default or Event of Default shall exist as of the effective date of such assumption and the Indenture Trustee shall have received a certificate from the Lessee to such effect;

              (v) each Noteholder and the Indenture Trustee shall have received evidence reasonably satisfactory to them that as of the effectiveness of such assumption the Aircraft is free and clear of all Liens other than the Lien of the Indenture and other Permitted Liens;

              (vi) each Noteholder and the Indenture Trustee shall have received (x) an opinion of independent tax counsel chosen by Lessee and reasonably acceptable to the Noteholders and the Indenture Trustee to the effect that such assumption by the Lessee will not result in any adverse tax consequences to such Noteholder or the Indenture Trustee or (y) an indemnity from the Lessee for any adverse tax consequences to such Noteholder and the Indenture Trustee resulting from such assumption that is reasonably acceptable to such Noteholder and the Indenture Trustee;

              (vii) each Noteholder and the Indenture Trustee shall have received (A) from counsel for the Lessee a legal opinion, in form and substance as reasonably satisfactory to such Noteholder and the Indenture
     Trustee: (w) with respect to the compliance of the assumption contemplated hereby with the terms hereof, (x) with respect to the due authorization, execution, delivery, validity, and enforceability of the instrument referred to in paragraph (i) of this Section 5.10(b), (y) with respect to the continued perfection of the first priority security interest in the Aircraft for the benefit of the Noteholders and the due filing of the financing statements and other documents referred to in paragraph (ii) of this Section 5.10(b), and (z) with respect to the continued availability of the benefits of
     Section 1110 to the Indenture Trustee for the benefit of the Noteholders with respect to the Aircraft after giving effect to such assumption (but only to the extent such benefits would have been available to the Noteholders prior to such assumption assuming compliance with the Operative Agreements by the parties thereto), (B) from counsel to the Indenture Trustee, counsel to Lessee and Lessee's special aviation counsel, a legal opinion comparable to the respective opinions delivered on the Delivery Date, as the case may be, with such changes therein as may be appropriate in light of such assumption, and (C) in the case of each opinion described in clause (A) or (B) above, covering such additional matters as the Indenture Trustee or the Noteholders shall reasonably request.

          (c) whether or not the assumption contemplated by this Section 5.10 is accomplished, the Lessee shall pay all reasonable expenses (including reasonable fees and expenses of counsel) of the Indenture Trustee, the Owner Trustee, each Noteholder and the Owner Participant in connection with such assumption.

          Section 5.11. Compliance with Trust Agreement, Etc.  Each of the Owner
                        -------------------------------------
Participant, Trust Company, and the Owner Trustee agrees with the Lessee, the Indenture Trustee and the Noteholders that so long as the Lien of the Indenture shall be in effect it will (i) comply with all of the terms of the Trust Agreement applicable to it in its respective capacity, the noncompliance with which would adversely affect any such party and (ii) not take any action, or cause any action to be taken, to amend, modify or supplement any other provision of the Trust Agreement in a manner that would adversely affect any such party without the prior written consent of such party. The Owner Trustee confirms for the benefit of the Lessee, the Indenture Trustee and the Noteholders that it will comply with the provisions of Article 2 of the Trust Agreement. Notwithstanding anything else to the contrary in the Trust Agreement, so long as the Lease remains in effect, the Owner Participant agrees not to terminate or revoke the trust created by the Trust Agreement without the consent of the Lessee. If and so long as the Indenture shall not have been discharged in accordance with its terms the consent of the Indenture Trustee shall also be required prior to any termination or revocation of such trust. In addition, the Owner Trustee will, at the Lessee's expense, promptly and duly execute and deliver to the Indenture Trustee such documents and assurances including, without limitation, conveyances, financing statements and continuation statements with respect to financing statements and take such further action as the Indenture Trustee may from time to time reasonably request in order to protect the rights and remedies created or intended to be created in favor of the Indenture Trustee under the Indenture and to create for the benefit of the Noteholders a valid first priority Lien with respect to, and a first and prior perfected security interest in, the Indenture Estate.

          Section 5.12. [Reserved].
                        ----------

          Section 5.13. Amendments to the Indenture.
                        ---------------------------

          Each of the Owner Trustee and the Indenture Trustee agrees that it will not during the Term enter into any amendment or supplement to the Indenture without the prior consent of the Lessee, if such amendment or supplement would have the effect of limiting any right or of increasing any obligation or liability of the Lessee under the terms of the Lease or any other Operative Agreement.

                                  ARTICLE 6.
                                     TAXES


          Section 6.01. Lessee's Obligation to Pay Taxes.
                        --------------------------------

          (a)      Generally. The Lessee agrees promptly to pay when due, and to
                   ---------
indemnify on an After Tax Basis and hold each Tax Indemnitee harmless from all license, recording, documentary, registration and other fees and all taxes (including, without limitation, income, gross receipts, sales, rental, use, value added, property (tangible and intangible), ad valorem, excise and stamp
                                                 -- -------
taxes), fees, levies, imposts, recording duties, duties, charges, assessments or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax or interest thereon (individually, a "Tax," and collectively called "Taxes"), however imposed or asserted (whether imposed upon any Tax Indemnitee, the Lessee, all or any part of the Aircraft, Airframe, any Engine or any Part or the Lessor's Estate, the Indenture Estate, Rent, the Equipment Notes, or otherwise upon or with respect to any Operative Agreement or any transactions contemplated thereunder or any payments thereunder or otherwise in connection therewith), by any Federal, state or local government or taxing authority in the United States, or by any government or taxing authority of a foreign country or of any political subdivision or taxing authority thereof or by a territory or possession of the United States or an international taxing authority, in any such case as relating to or measured by:

              (i) the acquisition, construction, mortgaging, financing, refinancing, purchase, charter, rental, assignment, testing, existence, insurance, presence, overhaul, control, acceptance, rejection, delivery, nondelivery, transport, location, ownership, registration, reregistration, deregistration, insuring, assembly, possession, repossession, operation, use, non-use, condition, maintenance, repair, improvement, conversion, sale, return, abandonment, preparation, installation, storage, redelivery, replacement, manufacture, leasing, subleasing, sub-subleasing, modification, alteration, rebuilding, importation, transfer of title, transfer of registration, exportation or other application or disposition of, or the imposition of any Lien (or the incurrence of any liability to refund or pay over any amount as a result of any Lien) on, the Aircraft, the Airframe, any Engine or any Part or any interest therein;

              (ii) amounts payable under the Operative Agreements;

              (iii) the Aircraft, or the income or other proceeds (x) received with respect to the Aircraft attributable to the transactions contemplated by the Operative Agreements, (y) held by the Owner Trustee under the Trust Agreement or after an Event of Default under the Lease or (z) held by the Indenture Trustee under the Indenture;

               (iv) with respect to any Operative Agreement, any interest therein or by reason of the transactions described in or contemplated by the Operative Agreements;

                (v) the principal or interest or other amounts payable with respect to the Equipment Notes;

               (vi) the Equipment Notes or the issuance, sale, acquisition, reoptimization, or refinancing thereof or the beneficial interests in the Trust Estate or the Indenture Estate or the creation thereof under the Trust Agreement or the Indenture, or the security interest created or perfected thereby or by any filing thereof;

              (vii) any assumption by the Lessee pursuant to Section 5.10 of this Agreement;

             (viii)  the Aircraft, the Airframe, any Engine or any Part;

               (ix) the rentals (including Basic Rent and Supplemental Rent), receipts, earnings, principal, interest, fees, proceeds and any other income or amounts payable, whether actual or deemed, arising upon, under or in connection with any of the Operative Agreements;

                (x) in the case of the Owner Participant, any "prohibited transaction," within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Code, arising out of or in connection with the acquisition or holding of the Owner Participant's interest in the Trust Estate;

               (xi) the execution, delivery or registration of this Agreement or any other Operative Agreement.

             (b)     Exceptions.  The indemnity provided for in Section 6.01(a)
                     ----------
shall not extend to any of the following:

                (i) Other than a Noteholder Tax Indemnitee, with respect to a Tax Indemnitee, Taxes, whether imposed by withholding or otherwise, based upon, measured by or with respect to the net or gross income, items of tax preference or minimum tax or excess profits, alternative minimum taxes, receipts, capital, franchise, net worth (whether, denominated income, excise, capital stock, or doing business taxes) or other similarly-based taxes (other than taxes that are in the nature of license, sales, use, value-added, transfer, rental, ad valorem, stamp, property, or similar taxes) ("Income Taxes") imposed by the United States or by any state, local or foreign jurisdiction in which such Tax Indemnitee is subject to tax without regard to the transactions contemplated by the Operative Agreement; provided, however, that this clause shall not exclude from the indemnity
     --------  -------
     described in Section 6.01(a) above any such Income Taxes to be imposed by any jurisdiction (other than the United States or any state or local taxing authority in any state in the United States) as a result of (I) the operation, registration, location, presence, or use of the Aircraft, Airframe, any Engine or any Part thereof, by the Lessee or any Affiliate thereof or any Sublessee within the jurisdiction of the taxing authority imposing such Tax, (II) the presence or activities of the Lessee or any Affiliate thereof or any Sublessee within the jurisdiction of the taxing authority imposing such Tax, (III) the status of the Lessee or any Affiliate thereof or any Sublessee as a foreign entity or as an entity owned in whole or in part by foreign persons, or (IV) the Lessee or any Affiliate thereof or any Sublessee having made (or having been deemed to have made) payments to such Tax Indemnitee from the jurisdiction of the taxing authority imposing such Tax, (it being understood that any such indemnity for Income Taxes not excluded from the indemnity described in
     Section 6.01(a) shall be payable only to the extent of the net harm incurred by the Tax Indemnitee from such Income Taxes, taking into account any incremental Tax benefit in another tax jurisdiction resulting from payment of such Income Taxes);

              (ii) Taxes imposed with respect to any period beginning after the later of (A) the discharge in full of the Lessee's obligation, if any, to pay Termination Value under and in accordance with the Lease and the payment in full of all amounts due under the Equipment Notes, (B) the expiration of the Term of the Lease or (C) the termination of the Lease in accordance with the applicable provisions of the Lease thereof;

              (iii) As to the Owner Trustee, Taxes imposed against the Owner Trustee upon or with respect to any fees for services rendered in its capacity as Owner Trustee under the Trust Agreement or, as to the Indenture Trustee, Taxes imposed against the Indenture Trustee upon or with respect to any fees received by it for services rendered in its capacity as Indenture Trustee under the Indenture;

              (iv) Other than a Noteholder Tax Indemnitee, with respect to any Tax Indemnitee, Taxes resulting from the willful misconduct or gross negligence of such Tax Indemnitee or a Related Tax Indemnitee;

              (v) Taxes imposed on the Owner Trustee or the Owner Participant or any successor, assign or Affiliate thereof, any of the foregoing which became payable by reason of any voluntary transfer or disposition by such Tax Indemnitee subsequent to the Delivery Date, including revocation of the Trust, of any interest in some or all of the Aircraft, Airframe, Engines or Parts thereof or its interest in the Lessor's Estate or a transfer or disposition of shares or other interests in the Owner Trustee or the Owner Participant (not including any transfers of any Equipment Note pursuant to Section 13.01 (a) hereof) or a disposition in connection with a bankruptcy or similar proceedings involving either the Lessor or the Owner Participant or a transfer or disposition of shares or other interests in the

     Owner Trustee or the Owner Participant in each case other than (A) transfers resulting from a loss, substitution or modification of the Aircraft, Engines or any Part, (B) transfers pursuant to the Lessor's exercise of remedies in accordance with Section 17 of the Lease, (C) termination of the Lease upon the Lessee's exercise of Lessee's options pursuant to Section 14 of the Lease, (D) a transfer to Lessee pursuant to
     Section 13(b) of the Lease, or (E) any other transfer required by the Operative Agreements; the parties agree to cooperate to minimize any such Taxes covered by this provision;

              (vi) Other than a Noteholder Tax Indemnitee, Taxes subject to indemnification by the Lessee pursuant to the Tax Indemnity Agreement;

             (vii)   [Reserved];

            (viii) Other than a Noteholder Tax Indemnitee, any Taxes which have been properly included in the Purchase Price;

              (ix) Any Taxes imposed on the Owner Trustee or Owner Participant which would not have been imposed but for a Lessor's Lien or any Taxes imposed on the Indenture Trustee which would not have been imposed but for an Indenture Trustee's Lien;

               (x) In the case of the Owner Participant, any Taxes relating to, resulting from, arising out of or in connection with a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Code resulting from the direct or indirect use of assets of any ERISA Plan to acquire or hold Owner Participant's interest in the Trust Estate or in the case of any transferee of the Owner Participant referred to in Section 5.01(c), to purchase the Beneficial Interest pursuant to Section 5.01(c);

              (xi)   [Reserved];

             (xii)   [Reserved];

            (xiii) Taxes that are being contested in accordance with the provisions hereof; or

              (xiv) United States withholding Taxes imposed on the Owner Participant as a result of the Owner Participant not being a U.S. Person.

              (xv) In the case of a Noteholder, Taxes on based on, or measured by net income, receipts, capital franchises, excess profits or conduct of business of a Tax Indemnitee except such Taxes as to which such Tax Indemnitee would not have been subject to tax in the relevant jurisdiction but for this transaction;

              (xvi) In the case of any Noteholder, Taxes which become payable by reason of (x) any voluntary transfer by such Tax Indemnitee of all or any portion of its interest in the

     Operative Agreement, the Equipment Notes, or shares of stock in such Tax Indemnitee with respect to such Tax Indemnitee (other than transfers which occur during or as a result of the continuance of any Event of Default) or
     (y) an involuntary transfer of the Equipment Notes, rights under the Operative Agreements or shares of stock in a Tax Indemnitee resulting from any bankruptcy, foreclosure or similar proceedings in which a Tax Indemnitee is the debtor (other than transfers which occur during or as a result of the continuance of an Event of Default);

              (xvii) In the case of a Noteholder, Taxes imposed by Section 4975 of the Code or any successor provision thereto; and

             (xviii) In the case of a Noteholder, any Excluded Noteholder Withholding Tax, as defined in Section 6.01(c) below.

             (c)      Withholding.  The Indenture Trustee shall withhold any
                      -----------
Taxes required to be withheld on any payment to a Noteholder pursuant to Section
3.08 of the Indenture. If the Lessee or the Indenture Trustee is required by law or regulation to make any deduction or withholding of any Taxes from any payment to a Noteholder under the Operative Agreements, then the amount payable by the Lessee will be increased by such additional amounts (together with interest, penalties and additions to Tax), as may be necessary to ensure that, after such deduction or withholding, the Noteholder receives on an After Tax Basis the full amount it would have received had the payment not been subject to deduction or withholding of Taxes other than any Taxes which are Excluded Noteholder Withholding Taxes (as defined below). If the Indenture Trustee fails to withhold and pay over a Tax required to be withheld and paid over with respect to any Noteholder or any claim is otherwise asserted by a taxing authority against the Owner Trustee or Owner Participant in connection with any withholding tax, the Lessee will indemnify the Owner Trustee and the Owner Participant (without regard to the exclusions set forth in Section 6.01(b) hereof) on an After Tax Basis against any such Taxes and any interest and penalties with respect thereto, along with any other costs (including reasonable attorney's fees) incurred in connection with any such claim.

     An Excluded Noteholder Withholding Taxes is any Tax which is a U.S. federal withholding tax on payments of interest or Rent by the Lessee or the Indenture Trustee to a Noteholder, if such Noteholder satisfies none of the following conditions:

         (x) such Noteholder is a corporation organized under the laws of a jurisdiction in the United States, any State thereof or the District of Columbia;

         (y) such Noteholder has delivered to the Lessee and the Indenture Trustee, when such Noteholder first becomes a Noteholder, two copies of either United States Internal Revenue Service Form 1001 or Form 4224 or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Noteholder claiming complete exemption from U.S. federal withholding tax on payments of interest by the Lessee and the Indenture Trustee under the Operative Agreements and has, thereafter at each time it has been so requested by the Lessee or the Indenture Trustee; delivered within a reasonable time an updated Form 1001 or Form 4224 or subsequent version thereof or successor thereto (each an "Updated Form") unless the failure to deliver an Updated Form shall be because such Noteholder cannot truthfully complete such form solely as a result of a change in law, regulation, or other official pronouncement;

         (z) such Noteholder is not a "bank" as such term is defined for purposes of Section 881(c)(3)(A) of the Code or any successor provision as in effect on the date such Noteholder acquired its Notes, such Noteholder has delivered to the Lessee and the Indenture Trustee, upon first becoming a Noteholder, two copies of United States Internal Revenue Service Form W-8 or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Noteholder claiming complete exemption from U.S. federal withholding tax on payments of interest by the Lessee and the Indenture Trustee under this Agreement and the other Note Purchase Documents together with a certificate in the form attached as Exhibit C (the "Nonbank Certificate") and has, thereafter, at each time it has been so requested by the Lessee or the Indenture Trustee, delivered within a reasonable time an updated Form W-8 and Nonbank Certificate or subsequent version (each an "Updated Form") unless such person cannot truthfully provide such Updated Form solely as a result of a change in law, regulation, or other official pronouncement;

If the Lessee or the Indenture Trustee makes any payment hereunder in respect of which it is required by Applicable Law to make any deduction or withholding or if the Lessee or the Indenture Trustee is otherwise required to pay any Taxes, the Lessee shall pay the full amount due or to be deducted or withheld to the relevant taxation authority or other Governmental Authority within the time allowed for such payment under Applicable Law, in each case, and shall deliver to the relevant Noteholder Tax Indemnitee as soon as practicable after it has made such payment to the applicable Governmental Authority a receipt issued by such Governmental Authority or a statement of the Company confirming the payment to such Governmental Authority of all amounts so required to be deducted or withheld from such payment.

          Section 6.02.  After Tax Basis.  The amount which the Lessee shall be
                         ---------------
required to pay with respect to any Tax indemnified against under Section 6.01 (an "Indemnifiable Tax") shall be an amount sufficient to restore the Tax Indemnitee, on an After Tax Basis, to the same position such party would have been in had such Tax not been incurred, taking into account any tax benefits recognized by such Tax Indemnitee as a result of the Indemnifiable Tax. If any Tax Indemnitee actually realizes a tax benefit (whether by credit, deduction or otherwise), or would have realized such a benefit as to which it has been given notice if properly claimed (but only if the Lessee has (I) notified such Tax Indemnitee of such benefit, (II) provided to such Tax Indemnitee an opinion of counsel selected by Lessee and reasonably acceptable to such Tax Indemnitee that there is reasonable basis for making such claim, and (III) the Tax Indemnitee does not determine in good faith that it will suffer an unindemnified adverse consequence of making such claim), and with respect to Owner Participant, the Owner Participant has not determined in good faith that claiming such benefit would have a material adverse impact on the Owner Participant or an Affiliate thereof, by reason of the payment of any Tax paid or indemnified against by the Lessee, provided that an Event of Default has not occurred and is not continuing, such Tax Indemnitee shall promptly pay to the Lessee, to the extent such tax benefit was not previously taken into account in computing such payment or indemnity, but not before the Lessee shall have made all payments then due to such Tax Indemnitee under this Agreement, the Tax Indemnity Agreement and any other Operative Agreement, an amount equal to the lesser of (x) the sum of such tax benefit plus any other tax benefit realized by such Tax Indemnitee that would not have been realized but for any payment made by such Tax Indemnitee pursuant to this sentence and not already paid to the Lessee, or (y) the amount of the payment made under Section 6.01 hereof and this Section 6.02 by the Lessee to such Tax Indemnitee plus the amount of any other payments by the Lessee to such Tax Indemnitee theretofore required to be made under this Section 6.02 and Sections
6.01 and 6.05 hereof (and the excess, if any, of the tax benefit over the applicable amount described in clause (x) over the amount described in clause
(y) above shall be carried forward and applied to reduce pro tanto any
                                                         --- -----
subsequent obligations of the Lessee to make payments to such Tax Indemnitee pursuant to Section 6.01 hereof). If an amount payable by any Tax Indemnitee to the Lessee pursuant to this Section 6.02 is not paid when due because of the occurrence and continuation of any Event of Default, such amount shall be payable by any Tax Indemnitee to the Lessee upon the Lessee's curing all Events of Default. The Lessee shall reimburse on an After Tax Basis such Tax Indemnitee (subject to Section 6.01(b), but only insofar as subsections (iv), (vi), (x), (xi) and (xiii) thereof would apply) for any payment of a tax benefit pursuant to the preceding sentence (or a tax benefit otherwise taken into account in calculating the Lessee's indemnity obligation hereunder) to the extent that such tax benefit is subsequently disallowed or reduced.

         In determining the order in which any Tax Indemnitee utilizes withholding or other foreign taxes as a credit against such Tax Indemnitee's United States income taxes, such Tax Indemnitee shall be deemed to utilize (i) first, all foreign taxes other than those described in clause (ii) below; and
(ii) then, on a pro rata basis, all foreign taxes with respect to which such Tax Indemnitee is entitled to obtain indemnification pursuant to an indemnification provision contained in any lease, loan agreement, or other financing document (including this Participation Agreement) that is similar to the indemnification provision in this Article 6.

          Section 6.03. Time of Payment. Any amount payable to a Tax Indemnitee
                        ---------------
pursuant to this Article 6 shall be paid promptly, but in any event within 30 days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable, provided that in
                                                             --------
the case of amounts which are being contested by the Lessee in good faith or by the Tax Indemnitee in either case pursuant to Section 6.04 hereof, or subject to verification proceedings pursuant to Section 6.11 hereof, such amount shall be payable within 30 days after the time such contest or verification proceeding, as the case may be, is finally resolved. In no event shall any amount be payable under Section 6.01 until two Business Day prior to the due date for Tax in issue.

          Section 6.04.  Contests.
                         --------

          (a) Notice of Claim.  If a written claim is made against any Tax
              ---------------
Indemnitee for Taxes with respect to which the Lessee is liable for a payment or indemnity hereunder, such Tax Indemnitee shall promptly (but in any event within 30 days of receipt thereof) give the Lessee notice in writing of such claim and shall furnish the Lessee with copies of any written requests for information sent to such Tax Indemnitee from any taxing authority to the extent relating to such Taxes with respect to which the Lessee may be required to indemnify hereunder; provided, however, that the failure of a Tax Indemnitee to give such
           --------  -------
notice or furnish such copy shall not terminate any of the rights of such Tax Indemnitee under this Article 6, except (A) to the extent that the Lessee's contest rights have been materially and adversely impaired by the failure to provide such notice or copy or (B) except with respect to a Noteholder Tax Indemnitee, to the extent that such failure results in the imposition of, or an increase in the amount of, any penalties, interest or additions to Tax related to the Tax which is the subject of such claim or proceeding.

          (b) Request for Contest.  If a written claim shall be made for any
              -------------------
Tax, other than an Income Tax, for which the Lessee may be obligated to indemnify pursuant to Section 6.01 hereunder, and under applicable law of the taxing jurisdiction the Lessee is allowed to contest directly such Tax and the Tax to be contested is not reflected in a report or return with other Taxes of any Tax Indemnitee (as confirmed in writing by such Tax Indemnitee) and if the Tax Indemnitee determines in good faith that it will not suffer any adverse consequences as a result (as confirmed in writing by such Tax Indemnitee), then the Lessee shall be permitted, at its expense and in its own name, or, if consented to in writing by the Tax Indemnitee, in the name of such Tax Indemnitee, to contest the imposition of such Tax; provided, however, that the
                                                   --------  -------
Lessee shall not be permitted or entitled to contest any Tax unless (A) such contest will not result in the risk of an imposition of criminal penalties or a more than de minimis risk of a sale, forfeiture or loss of the Aircraft, the Airframe, the Engines or any part thereof or the creation of any Lien other than Liens for Taxes of the Lessee (x) either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve the risk of an imposition of criminal penalties or the more than de minimis risk of any sale, forfeiture or loss of the Aircraft, and (y) for the payment of which such reserves, if any, as required to be provided under generally accepted accounting principles have been provided and, to the extent permitted by law, the Lessee shall be entitled to withhold payment during pendency of such contest, (B) if an Event of Default shall have occurred and be continuing, the Lessee shall have provided security for its obligations hereunder reasonably satisfactory to the Owner Participant by placing in escrow funds to cover any such obligations, (C) the Lessee shall have agreed to pay such Tax Indemnitee on demand and on an After Tax Basis all costs and expenses that such Tax Indemnitee actually incurs in connection with contesting such claim (including, without limitation, all costs, expenses, losses, reasonable legal and accounting fees, disbursements, or penalties, interest and addition to tax), (D) if such contest shall be conducted in a manner requiring the payment of the claim in advance, the Lessee shall have advanced sufficient funds, on an interest free basis, to make the payment required, and agreed to indemnify the Tax Indemnitee against any additional net adverse tax consequences on an After Tax Basis to such Tax Indemnitee of such advance, (E) if such contest shall be conducted in a manner requiring the payment of the claim, the Lessee shall have paid the amount required, (F) Lessee shall have acknowledged its liability for such claims, (G) such contest and related contests involving other equipment involve potential payments and/or indemnities by the Lessee (whether or not such indemnity is pursuant to this Agreement) of at least $25,000 in the aggregate, and (H) independent tax counsel selected by Owner Participant and reasonably acceptable to the Lessee has rendered an opinion within 30 days of the Owner Participant providing notice of the claim to the Lessee that a Reasonable Basis exists for contesting such claim.

          If the Lessee shall so request within 30 days after receipt of such notice from a Tax Indemnitee under this Section 6.04 hereof and with respect to a Tax for which the Lessee may be obligated to indemnify pursuant to Section 6.01, such Tax Indemnitee shall in good faith at the Lessee's after-tax expense contest the imposition of such Tax; provided, however, that such Tax Indemnitee,
                                    --------  -------
after considering in good faith any advice of the Lessee and the Lessee's counsel concerning the forum in which the adjustment is most likely to be favorably resolved, may in its sole discretion select the manner and forum for such contest and determine whether any such contest shall be made by (a) resisting payment thereof if lawful and practicable or not paying the same except under protest if protest is necessary and proper in each case so long as non-payment will not result in a more than de minimis risk of the sale, forfeiture or loss of, or the creation of a Lien other than a Permitted Lien on the Aircraft, Airframe or any Engine or any risk of criminal liability; or (b) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and/or judicial proceedings; provided further,
                                                         -------- -------
however, that at such Tax Indemnitee's option, such contest shall be conducted
-------
by the Lessee in the name of such Tax Indemnitee if such Tax Indemnitee so requests in writing and that in no event shall such Tax Indemnitee be required or the Lessee permitted to contest under this paragraph the imposition of any Tax for which the Lessee may be obligated pursuant to this Section 6.01 unless:

          (i) in the case of an Income Tax, the Lessee shall have furnished at the Lessee's expense an opinion of counsel selected by the Lessee and reasonably satisfactory to such Tax Indemnitee to the effect that a Reasonable Basis exists for pursuing such contest;

          (ii) the Lessee shall have agreed to pay such Tax Indemnitee on demand and on an After Tax Basis all reasonable costs and expenses that such Tax Indemnitee may incur in connection with contesting such claim (including, without limitation, all costs expenses, losses, reasonable legal and accounting fees, disbursements, penalties, interest and additions to tax);

          (iii) such Tax Indemnitee shall have determined that the action to be taken will not result in any more than de minimis danger of sale, forfeiture or loss of, or the creation of any Lien other the Liens for Taxes of the Lessee (or any Sublessee) either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any more than de minimis risk of the sale, forfeiture or loss of the Aircraft, the Airframe or any Engine or any interest therein and for the payment of which such reserves, if any, as are required to be provided under generally accepted accounting principles have been provided;

          (iv) if an Event of Default shall have occurred and be continuing, the Lessee shall have provided security for its obligations hereunder reasonably satisfactory to the Owner Participant by placing in escrow sufficient funds to cover any such obligations;

          (v) Lessee shall have acknowledged its liability in writing for such claims;

          (vi) such contest and related contests involving other equipment involve potential payments and/or indemnities by the Lessee (whether or not such indemnity is pursuant to this Agreement) of at least $25,000 in the aggregate; and

          (vii) if such contest shall be conducted in a manner requiring the payment of the claim in advance, the Lessee shall have advanced sufficient funds, on an interest free basis, to make the payment required, and agreed to indemnify the Tax Indemnitee against any additional net adverse tax consequences on an After Tax Basis to such Tax Indemnitee of such advance.

          If requested by the Lessee, the Tax Indemnitee shall appeal any adverse administrative or judicial decision, except that the Tax Indemnitee shall not be required to pursue any appeals to the United States Supreme Court provided that with respect to an appeal of a judicial decision it must be more likely than not that such appeal will be successful. Notwithstanding the foregoing, the Lessee shall not be permitted or entitled to contest any such Tax in its own name unless the Tax is reflected in a report or a return of the Lessee or raised in an audit or other proceeding of the Lessee, the Lessee is allowed to contest such Tax under applicable law of the taxing jurisdiction, and no tax return of the Tax Indemnitee is kept open as a result of such contest beyond the applicable statute of limitations period. If the Lessee is permitted under applicable law to contest a Tax asserted against the Lessee and the same or similar Tax is also asserted against the Tax Indemnitee, subject to the conditions herein, each of the Lessee and such Tax Indemnitee shall conduct its contest in its own name and the Lessee and such Tax Indemnitee will cooperate in a reasonable manner with respect to the respective contests of such Tax.

          If such Tax Indemnitee shall elect to contest a claim for Taxes by paying the Tax claimed (including such amounts payable as interest, penalties or additions to tax) and seeking a refund, then upon timely request by such Tax Indemnitee, the Lessee shall advance to such Tax Indemnitee on an interest-free basis the amount of such Tax (including such amounts payable as interest, penalties or additions to tax) and shall indemnify the Tax Indemnitee on an After Tax Basis against any additional net cost to such Tax Indemnitee with respect to such advance.

          (c)    Declining to Contest; Settlement.  (i)  If, after the Lessee
                 --------------------------------
has properly requested a contest in accordance with this Section 6.04 and Lessee is then complying with the terms of this Section 6.04, any Tax Indemnitee shall at any time decline to take any action required under Section 6.04 with respect to such contest, then, if such failure shall cause the contest to be determined adversely or shall preclude such contest as a matter of law, the Lessee shall not be obligated to indemnify such Tax Indemnitee for such Tax and such Tax Indemnitee shall reimburse the Lessee for all amounts previously advanced by the Lessee in connection with such contest (other than costs and expenses of such contest).

          (ii) No Tax Indemnitee shall settle a contest of any indemnified Tax without requesting the Lessee's written consent (which consent will not be unreasonably withheld, as determined in the Lessee's good faith judgment). If any Tax Indemnitee shall settle a contest for any Tax without receiving the Lessee's written consent, then the Lessee shall not be obligated to indemnify such Tax Indemnitee for such Tax and the Tax Indemnitee shall reimburse the Lessee for all amounts previously advanced with respect to such contest (other than costs and expenses of such contest). Notwithstanding the preceding two sentences, no Tax Indemnitee shall be required to take or continue any action unless the Lessee shall have agreed to pay the Tax Indemnitee on a current and After Tax Basis all reasonable costs and expenses (including, without limitation, all costs, expenses, losses, reasonable attorney's and accountant's fees, disbursements, penalties, interest and additions to tax) which such Tax Indemnitee may incur as a result of contesting such Taxes.

          (d) Continuing Claims.  Notwithstanding anything contained in this
              -----------------
Section 6.04 to the contrary, no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been adversely decided pursuant to the contest provisions of this Section 6.04 unless there shall have been a change in the law (including, without limitation, amendments to statutes or regulations, administrative rulings and court decisions) or the Lessee shall have provided new facts after such claim shall have been so previously decided, and such Tax Indemnitee shall have received an opinion of independent tax counsel selected by it and reasonably approved by the Lessee and furnished at the Lessee's sole expense to the effect that, as a result of such change or new facts, it is more likely than not that the position which such Tax Indemnitee or the Lessee, as the case may be, had asserted in such previous contest, would prevail.

          (e) Claims Barred.  If (A) any Tax Indemnitee fails to give the Lessee
              -------------
written notice pursuant to this Section 6.04 of any claim by any government or taxing authority for any Tax for which the Lessee is obligated pursuant to this
Section 6.01, (B) as a direct result of such failure the contest of such claim becomes barred by law and (C) the Lessee furnishes, at the Lessee's expense, an opinion of counsel selected by the Lessee and reasonably satisfactory to such Tax Indemnitee to the effect that, had the contest of such claim not become barred by law, a Reasonable Basis, would have existed for pursuing such contest, such Tax Indemnitee shall be deemed to have waived its right to any payment by the Lessee that would otherwise be payable by the Lessee pursuant to this
Section 6.01 in respect of such claim.

          Section 6.05.  Refunds.  When a Tax Indemnitee becomes entitled to
                         -------
receive a refund or credit against Tax of all or any part of any Taxes which the Lessee shall have paid for such Tax Indemnitee or for which the Lessee shall have reimbursed or indemnified such Tax Indemnitee, such Tax Indemnitee shall pay, provided an Event of Default has not occurred and is not continuing, to the Lessee an amount equal to the amount of such refund or credit less (x) all payments then due to such Tax Indemnitee under this Article 6, and (y) Taxes imposed with respect to the accrual or receipt thereof, including interest received attributable thereto, plus any tax benefit realized by such Tax Indemnitee as a result of any payment by such Tax Indemnitee made pursuant to this sentence; provided, however, that such amount
                                           --------  -------
shall not be payable (a) before such time as the Lessee shall have made all payments or indemnities then due and payable to such Tax Indemnitee under this
Article 6 and (b) to the extent that the amount of such payment would exceed (i) the amount of all prior payments by the Lessee to such Tax Indemnitee pursuant to this Article 6 less (ii) the amount of all prior payments by such Tax Indemnitee to the Lessee pursuant to this Article 6 (any such excess shall be carried forward to reduce pro tanto any subsequent obligations of the Lessee to make payments to such Tax Indemnitee pursuant to Section 6.01 hereof). If an amount payable by any Tax Indemnitee to the Lessee pursuant to this Section 6.02 is not paid when due because of the occurrence and continuation of an Event of Default, such amount shall be payable by any Tax Indemnitee to the Lessee upon the Lessee's curing all Events of Default.

          Any subsequent loss of such refund or tax benefit shall be treated as a Tax subject to indemnification under the provisions of this Article 6 (in the case of any such tax benefit, subject to Section 6.01(b) but only insofar as subsections (iv), (vi), (x), (xi), (xiii) and (xiv) thereof would apply).

          Section 6.06.  Reports. In case any report or return is required to be
                         -------
made with respect to any Taxes against which the Lessee is or may be obligated to indemnify the Indemnities under this Article 6, the Lessee shall, to the extent it has knowledge thereof, make such report or return, except for any such report or return that the Tax Indemnitee has notified the Lessee that it intends to file, in such manner as will show the ownership of the Aircraft in the Owner Trustee and shall send a copy of the applicable portions of such report or return to the Tax Indemnitee and the Owner Trustee or will notify the Tax Indemnitee of such requirement and make such report or return in such manner as shall be satisfactory to such Tax Indemnitee and the Owner Trustee. The Lessee will provide such information within the possession or control of the Lessee as the Tax Indemnitee may reasonably request in writing from the Lessee to enable the Tax Indemnitee to fulfill its tax filing requirements with respect to the transactions contemplated by the Operative Agreements (without duplication of any comparable requirements of the Tax Indemnity Agreement) and any audit information request arising from any such filing. The Tax Indemnitee will provide such information within its possession or control as the Lessee may reasonably require from such Tax Indemnitee to enable the Lessee to fulfill its tax filing requirements with respect to the transactions contemplated by the Operative Agreements and any audit information request arising from such filing; provided that in no event shall any Tax Indemnitee be required to provide copies
--------
of any of its tax returns.

          Section 6.07.  Survival of Obligations.  The representations,
                         -----------------------
warranties, indemnities and agreements of the Lessee provided for in this
Article 6 and the Lessee's obligations under any and all of them, in each case, with respect to events or periods prior to the expiration or termination of the Lease shall survive the expiration or other termination of the Operative Agreements.

          Section 6.08.  Payment of Taxes.  With respect to any Tax otherwise
                         ----------------
indemnifiable hereunder by the Lessee and applicable to the Aircraft, Airframe, any Engine or Parts, to the extent permitted by the applicable federal, state, local or foreign law, the Lessee shall pay such tax directly to the relevant Taxing authority and file any returns or reports required with respect thereto to the extent legally entitled to do so in its own name; provided, however, that the Lessee shall not make any
                          --------  -------
statements or take any action which would indicate that the Lessee or any Person other than the Owner Trustee or Owner Participant is the owner of the Aircraft, the Airframe, any Engine or any Part or which would otherwise be inconsistent with the terms of the Lease or the Tax Indemnity Agreement and the position thereunder of the Owner Trustee and the Owner Participant.

          Section 6.09.  Reimbursements by Indemnitees Generally.  To the extent
                         ---------------------------------------
the Lessee is required to pay or withhold any Tax imposed on or with respect to a Tax Indemnitee in respect of the transactions contemplated by the Operative Agreements, which Tax is not otherwise the responsibility of the Lessee under the Operative Agreements, or any other written agreements between the Lessee and such Tax Indemnitee, then such Tax Indemnitee shall pay to the Lessee within 30 days of the Lessee's demand therefor an amount which equals the amount actually paid by the Lessee with respect to such Taxes.

          Section 6.10.  Forms.  Each Tax Indemnitee agrees to furnish from time
                         -----
to time to Lessee or to such other person as Lessee may designate, at Lessee's request and, except in respect to Form W-8, Form 1001 or Form 4224, expense, such duly executed and properly completed forms as may be necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any taxing authority, if (x) such reduction or exemption is available to such Tax Indemnitee as reasonably determined by such Tax Indemnitee in good faith, (y) Lessee has provided such Tax Indemnitee with any information necessary to complete such form not otherwise reasonably available to such Tax Indemnitee, and (z) with respect to Owner Participant, the Owner Participant has determined in good faith that furnishing such form could not have a material adverse impact on the Owner Participant or an Affiliate thereof.

          Section 6.11.  Verification.  At the Lessee's request, the accuracy of
                         ------------
any calculation of amount(s) payable pursuant to this Article 6 shall be verified by independent public accountants selected by the applicable Tax Indemnitee and reasonably satisfactory to the Lessee (it being understood, in the case of a Noteholder Tax Indemnitee, that such Tax Indemnitee's own independent public accountant shall be reasonably satisfactory to Lessee so long as such accountant is otherwise reasonably satisfactory to Lessee), and such verification shall bind the applicable Tax Indemnitee and the Lessee. In order, and to the extent necessary, to enable such independent accountants to verify such amounts, such Tax Indemnitee shall provide to such independent accountants (for their confidential use and not to be disclosed to the Lessee or any other person) all information reasonably necessary for such verification.
Verification shall be at the expense of the Lessee, unless such verification results in an adjustment in the Lessee's favor of $10,000 or more of the amount of the payment as computed by such Tax Indemnitee, in which case the verification shall be at the expense of the Tax Indemnitee.

          Section 6.12.  Non-Parties. If a Tax Indemnitee is not a party to this
                         -----------
Agreement, Lessee may require the Tax Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this Article 6 prior to making any payment to such Tax Indemnitee hereunder.

          Section 6.13. Foreign Tax On Loan Payments. If an Owner Participant is
                        ----------------------------
incorporated or organized in a country other than the United States or in a territory, possession or commonwealth of the United States (within the meaning of the tax law of that foreign jurisdiction) and if as a result thereof any foreign withholding Taxes are imposed on any Noteholder, then Owner Participant shall reimburse Lessee for any payments Lessee is required to make to or on behalf of any Noteholder under this Article 6 as a result of the imposition of such Taxes. The amount payable by Owner Participant to Lessee shall be an amount which, after taking into account any such Taxes, any Tax imposed upon the receipt or accrual by Lessee of such payment by Owner Participant and any tax benefits or tax savings realized by Lessee with respect to the payment of such withholding Tax or the payment hereunder, shall equal the amount of Lessee's payment to or on behalf of such Noteholder.


                                   ARTICLE 7.
                               GENERAL INDEMNITY

          Section 7.01.  Generally.
                         ---------

          (a) Indemnity.  The Lessee agrees to indemnify each Indemnitee against
              ---------
and agrees to protect, defend, save and keep harmless each Indemnitee from and against and in respect of, and will pay on an After Tax Basis, any and all liabilities (including strict or absolute liability without fault in tort or otherwise), obligations, losses, damages, settlements, penalties, fines, claims, actions, proceedings, judgments, suits, costs, disbursements and expenses, demands or judgments (including reasonable legal fees and expenses) of every kind and nature, whether or not any of the transactions contemplated by this Agreement are consummated and whether arising before, on or after the Delivery Date (individually, an "Expense," collectively, "Expenses"), which may be imposed on, incurred or suffered by or asserted against any Indemnitee, in any way relating to, arising out of or in connection with, any one or more of the following:

              (i) any Operative Agreement, Sublease or any transaction contemplated thereby;

              (ii) the Aircraft (or any portion thereof) or any engine installed on the Airframe or any airframe on which an Engine is installed whether or not arising out of the operation, possession, use, non-use, maintenance, storage, overhaul, delivery, non-delivery, control, condition, alteration, modification, addition, improvement, airworthiness, replacement, substitution, return, abandonment, redelivery or other disposition, repair or testing of the Aircraft, Airframe, or any Engine or any engine used in connection with the Airframe, or any Part thereof by the Lessee, any sublessee or any other Person whatsoever, whether or not such operation, possession, use, non-use, maintenance, storage, overhaul, delivery, non-delivery, control, condition, alteration, modification, addition, existence, refurbishing, insurance, service, removal, improvement, airworthiness, replacement, substitution, return, abandonment, redelivery or other disposition, repair or testing is in compliance with the terms of the Lease, including, without limitation, claims for death, personal injury or property damage or other loss or harm to any Person whatsoever, including, without limitation, any passengers, shippers or other Persons wherever located, claims or penalty relating to any Applicable Laws pertaining to any of the foregoing, including Applicable Laws relating to environmental control, noise and pollution laws, rules or regulation including, without limitation, latent and other defects, whether or not discoverable, and patent, trademark or copyright infringement, and any Liens in respect of the Aircraft, any Engine or any Part;

              (iii) the manufacture, design, sale, return, purchase, acceptance, nonacceptance, rejection, delivery, non-delivery, condition, repair, modification, servicing, rebuilding, airworthiness, registration, reregistration, deregistration, ownership, financing, import, export, performance, non-performance, lease, sublease, transfer, merchantability, fitness for use, alteration, substitution or replacement of any Airframe, Engine, or Part or other transfer of use or possession, or other disposition of the Aircraft, the Airframe, any Engine or any Part including, without limitation, latent and other defects, whether or not discoverable, tort liability, whether or not arising out of the negligence of any Indemnitee (whether active, passive or imputed and including strict liability without fault), and any claims for patent, trademark or copyright infringement;

               (iv) any breach of or failure to perform or observe, or any other non-compliance with, any condition, covenant or agreement to be performed, or other obligations of the Lessee under any of the Operative Agreements, or the falsity or inaccuracy of any representation or warranty of the Lessee in any of the Operative Agreements (other than representations and warranties in the Tax Indemnity Agreement) or the occurrence of any Default or Event of Default;

                (v) the enforcement of the terms of the Operative Agreements (including this Section 7.01(a));

               (vi) the offer, issuance, sale or delivery of any Equipment Note (or any certificates or securities issued in connection with any refinancing thereof pursuant to Article 13 hereof) or interest in the Lessor's Estate or the Trust Agreement or any similar interest;

              (vii) any "prohibited transaction," within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Code, arising out of or in connection with the acquisition or holding of the Owner Participant's interest in the Trust Estate or the Loan Participant's interest in the Equipment Notes;

             (viii) any requisition of or total loss or partial loss of the Aircraft; and

              (ix) actions taken in preventing or seeking to prevent the arrest, seizure, confiscation, taking in execution, impounding, forfeiture or detention of the Aircraft or in or with a view to securing the release thereof.

           (b)       Exceptions.  The indemnity provided for in  Section 7.01(a)
                     ----------
 shall not extend to any Expense of any Indemnitee to the extent it:


               (i) is attributable to the willful misconduct or gross negligence of such Indemnitee (other than gross negligence or willful misconduct imputed to such person by reason of its interest in the Aircraft or any transaction documents);

              (ii) except to the extent fairly attributable to acts or events occurring prior thereto, is attributable to acts or events (other than the performance by Lessee of its obligations pursuant to the terms of the Operative Agreements) which occur after the earlier of (i) the return of possession of the Aircraft to the Lessor or its designee in accordance with the Lease and (ii) if the Lessee is not required to return the Aircraft to the Lessor, termination of the Lease and payment by the Lessee of all amounts then required to be paid by the Lessee pursuant to the terms of the Operative Agreements; provided that if the Lease has been terminated
                           --------
     pursuant to Section 17 thereof, the indemnity provided in Section 7.01(a) hereof shall survive for so long as Lessor or the Indenture Trustee shall be exercising remedies under such Section 17); provided further, that
                                                    -------- -------
     nothing in this clause (ii) shall be deemed to exclude or limit any claim that any Indemnitee may have under Applicable Law by reason of an Event of Default or for damages from Lessee for breach of Lessee's covenants contained in the Lessee Documents or to release Lessee from any of its obligations under the Lessee Documents that expressly provide for performance after termination of the Term;

               (iii) other than as expressly provided herein or in the other Operative Agreements and other than a Tax arising out of any "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975(c) of the Code, is a Tax or loss of a Tax benefit, whether or not the Lessee is required to indemnify therefor pursuant to Article 6 hereof or pursuant to the Tax Indemnity Agreement;

              (iv) is a cost or expense expressly required to be paid by such Indemnitee or its permitted transferees (and not by the Lessee) pursuant to
     (x) Sections 5.01(b), 5.01(c), 5.01(e), 5.03(b), 5.03(c), 5.04(b), 5.04(c),
     6.11, 7.03, 8.01(a) and 8.01(c) of this Agreement; and (y) Sections 3(d), 6, 12(f) and 14(a) of the Lease and, in the case of clause (x) and (y) for which the Lessee is not otherwise obligated to reimburse such Indemnitee directly or indirectly pursuant to the terms of any Operative Agreement (other than this Section 7.01);

              (v) is attributable to the incorrectness or breach by such Indemnitee of its representations or warranties, under any of the Operative Agreements except to the extent such incorrectness or breach was caused by a breach by Lessee of any representation or warranty or by any failure of Lessee to perform any obligation under an Operative Agreement;

              (vi) is attributable to the failure by such Indemnitee to perform any of its obligations under any of the Operative Agreements except to the extent such failure was caused by a breach by Lessee of any representation or warranty or by any failure of Lessee to perform any obligation under an Operative Agreement;

              (vii) is, in the case of the Owner Participant, Lessor's Liens attributable to the Owner Participant; in the case of the Owner Trustee, Lessor's Liens to the extent attributable to the Owner Trustee; in the case of Trust Company, Lessor's Liens to the extent attributable to Trust Company; and in the case of the Indenture Trustee, Indenture Trustee's Liens;

              (viii) is, in the case of the Owner Participant or the Owner Trustee, attributable to the offer or sale by such Indemnitee of any interest in the Aircraft, the Lessor's Estate or the Trust Agreement or any similar interest (including an offer or sale resulting from bankruptcy or other proceedings for the relief of debtors in which such Indemnitee is the debtor), unless in each case such offer or sale shall occur (A) pursuant to the exercise of remedies under Section 17 of the Lease or (B) pursuant to
     Section 5(b), 7(b), 7(c), 7(d), 7(e), 8, 12(b), 13(b) or 14 of the Lease or
     (C) in connection with any other transfer required by the Operative Agreements;

              (ix) in the case of the Owner Participant, is an Expense relating to, resulting from, arising out of or in connection with a "prohibited transaction" within the meaning of Section 406 of ERISA or
     Section 4975(c)(1) of the Code resulting from the direct or indirect use of assets of any ERISA Plan to acquire or hold Owner Participant's interest in the Trust Estate or in the case of any transferee of the Owner Participant referred to in Section 5.01(c), to purchase the Beneficial Interest pursuant to Section 5.01(c);

              (x) except during the continuation of an Event of Default, is attributable to any amendment to any of the Operative Agreements which is not (i) requested, or consented to, by the Lessee, (ii) required or made pursuant to the terms of any of the Operative Agreements or by Applicable Law or (iii) necessitated by the action or inaction of the Lessee;

              (xi) constitutes the loss of future profits of such Indemnitee or an ordinary and usual overhead expense for such Indemnitee or its permitted transferees, except to the extent incurred in connection with an Event of Default;

              (xii) is, in the case of any Noteholder, attributable to a disposition (voluntary or involuntary) by any Noteholder of all or any part of its interest in any Equipment Note or the Operative Agreements, other than a disposition during the continuance of or as a result of an Event of Default;

              (xiii) in the case of any Noteholder, relates to or results from any pledge by a Noteholder of any interest in an Equipment Note held thereby;

              (xiv) is, in the case of any Noteholder, solely in the case of Expenses resulting from or arising out of items or events described in
     Section 7.01(a)(i), an Expense arising as a result of the formation, incorporation, organization or domicile of a Noteholder in a particular jurisdiction;

              (xv) is, in the case of any Noteholder, attributable to any claim or suit brought by one or more Indemnitees against any Person, including the Lessee, to the extent a final judgment is entered dismissing such claim or suit as being frivolous or without merit; and

              (xvi) in the case of any Noteholder, relates to insurance maintained by or for the benefit of an Indemnitee which the Lessee is not required to maintain at its own cost and expense pursuant to Section 9 of the Lease.

               (c)   Non-Parties. If an Indemnitee is not a party to this
                     -----------
Agreement, Lessee may require such Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this Article 7 prior to making any payment to such Indemnitee under this Article 7.

          Section 7.02.  Notice and Payment.  Each Indemnitee shall give prompt
                         ------------------
written notice to the Lessee of any liability as to which an officer of such Indemnitee has actual knowledge, for which the Lessee is, or may be, liable under this Article 7; provided, however, that failure to give such notice shall
                      --------  -------
not terminate any of the rights of an Indemnitee under this Article 7 and shall not release Lessee from any of its obligations to indemnify such Indemnitee hereunder, except to the extent that such failure adversely affects any applicable defense or counterclaim or otherwise increases the amount the Lessee would have been liable for in the absence of such failure to provide such notice.

          Section 7.03. Defense of Claims. The Lessee or its insurers shall have
                        -----------------
the right (in each such case at the Lessee's sole expense) to investigate, defend (and control the defense of) any such claim for which indemnification is sought pursuant to this Article 7 (so long as Lessee has agreed in writing reasonably acceptable to the relevant Indemnitee that Lessee is liable to such Indemnitee for any Expenses relating to or arising out of the claim for which indemnification is sought, provided that Lessee will not be so liable to the
                           -------- ----
extent that it is reasonably determined that one or more of the exclusions contained in Section 7.01(b) would be applicable to such claim) and each Indemnitee shall cooperate, at Lessee's expense, with all reasonable requests of the Lessee or its insurers with respect thereto; provided that, without limiting
                                                 -------- ----
the right of the Lessee's insurers to assume and control the defense of or to compromise, any such claim, the Lessee shall not be entitled to assume and control the defense of or compromise any such claim (A) during the continuance of any Event of Default, (B) if an actual or potential material conflict of interest exists making it advisable in the good faith opinion of such Indemnitee (on the basis of prevailing standards of professional responsibility) for such Indemnitee to be represented by separate counsel or if such proceeding could in the good faith judgment of such Indemnitee involves the potential imposition of criminal liability on such Indemnitee or (C) if such proceeding will involve any non-de minimis risk of the sale, forfeiture or loss of, or the creation of any Lien (other than Permitted Liens) on the Aircraft, the Indenture Estate or the Trust Estate (unless the Lessee posts a bond or other security reasonably acceptable in form and substance to such Indemnitee) or involve any risk of criminal liability to such Indemnitee. Subject to the immediately foregoing sentence, where the Lessee or the insurers under a policy of insurance maintained by the Lessee undertake the defense of an Indemnitee with respect to such a claim, no additional legal fees or expenses of such Indemnitee in connection with the defense of such claim shall be indemnified hereunder unless the fees or expenses were incurred at the written request of the Lessee or such insurers. Subject to the requirement of any policy of insurance applicable to a claim, an Indemnitee may participate at its own expense at any judicial proceeding controlled by the Lessee or its insurers pursuant to the preceding provisions, to the extent that such party's participation does not, in the reasonable opinion of the independent counsel appointed by the Lessee or its insurers to conduct such proceedings, interfere with the defense of such claim (it being agreed that the making of copies, giving notice of proceedings and the like shall not be considered interference); and such participation shall not constitute a waiver of the indemnification provided in this Section 7.03; provided that, the reasonable fees and expenses
                               --------
of such Indemnitee's counsel shall be paid by the Lessee if any of the circumstances described in clauses (A)-(C) of the second preceding sentence exists. Nothing contained in this Article 7 shall be deemed to require an Indemnitee to contest any Expense or to assume responsibility for or control of any judicial proceeding with respect thereto. No Indemnitee shall enter into any settlement or other compromise with respect to any claim described in this
Section 7.03 (other than any claim involving potential criminal liability) without the prior written consent of the Lessee, unless such Indemnitee waives its right to be indemnified under this Article 7 with respect to such claim or unless an Event of Default is continuing. The Lessee shall not enter into any settlement or compromise with respect to which the Lessee has not agreed to indemnify such Indemnitee to such Indemnitee's satisfaction or which admits any criminal violation, gross negligence or willful misconduct on the part of any Indemnitee without the prior written consent of such Indemnitee.

          Section 7.04.  Insured Claims.  Notwithstanding any other provision of
                         --------------
this Article 7 to the contrary, in the case of any Expense indemnified by the Lessee hereunder which is covered by a policy of insurance maintained by the Lessee (or a Permitted Sublessee) pursuant to Section 9 of the Lease or otherwise, each relevant Indemnitee shall cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such claim as may be required to retain the benefits of such insurance with respect to such claim.

          Section 7.05.  Subrogation.  To the extent that an Expense indemnified
                         -----------
by the Lessee under this Article 7 is in fact paid in full by the Lessee and/or an insurer under a policy of insurance maintained by the Lessee, the Lessee and/or such insurer, as the case may be, shall, so long as no Specified Default or Event of Default has occurred and is continuing, be subrogated to the extent of such payment to the rights and remedies of the Indemnitee on whose behalf such Expense was paid with respect to the transaction or event giving rise to such Expense (other than the rights and remedies in respect of insurance policies maintained by such Indemnitee and other than the rights of the Trust Company or the Owner Trustee and remedies against the Owner Participant under the Trust Agreement). Should an Indemnitee receive any refund (except under insurance policies paid for by such Indemnitee), in whole or in part, with respect to any Expense paid in full by the Lessee hereunder, it shall promptly pay over the amount refunded (but not an amount in excess of the amount Lessee and/or such insurer has paid to such Indemnitee in respect of such Expense) to the Lessee unless a Specified Default or an Event of Default shall have occurred and be continuing (or would have occurred and be continuing if the Owner Participant had given the notice specified in Section 16(a) of the Lease), in which case, provided that Lessee shall have paid such Indemnitee all amounts required under this Article 7 or under any other Operative Agreement, such amounts shall be paid over to Owner Trustee (or, so long as the Indenture shall not have been discharged in accordance with its terms, to the Indenture Trustee) to hold as security for Lessee's obligations under the Lessee Documents or, if requested by Lessee, applied to satisfy such obligations.

          Section 7.06.  Information.  Subject to Section 7.04, Lessee will
                         -----------
provide the relevant Indemnitee with such information, not within the control of such Indemnitee, as is in Lessee's control or is reasonably available to Lessee, which such Indemnitee may reasonably request, and will otherwise cooperate with such Indemnitee, so as to enable such Indemnitee to fulfill its obligations under Section 7.03 and to control or participate in any proceeding to the extent permitted by Section 7.03. The Indemnitee shall supply Lessee with such information, not within the control of Lessee, as is in such Indemnitee's control or is reasonably available to such Indemnitee, which Lessee may reasonably request to control or participate in any proceeding to the extent permitted by Section 7.03.

          Section 7.07.  Survival of Obligations.  The indemnities and
                         -----------------------
agreements of the Lessee provided for in this Article 7 shall survive the expiration or other termination of this Agreement.

          Section 7.08.  Effect of Other Indemnities.  The Lessee's obligations
                         ---------------------------
under this Article 7 shall be those of a primary obligor whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of this Agreement, or any other document or instrument, and the Person seeking indemnification from the Lessee pursuant to any provision of this Agreement may proceed directly against the Lessee without first seeking to enforce any other right of indemnification.

          Section 7.09.  Waiver of Certain Claims.  The Lessee hereby waives and
                         ------------------------
releases any Expense now or hereafter existing against any Indemnitee arising out of death or personal injury to personnel of the Lessee, loss or damage to property of the Lessee, or the loss of use of any property of the Lessee, which results from or arises out of the condition, use or operation of the Aircraft during the Term, including, without limitation, any latent or patent defect whether or not discoverable.

          Section 7.10.  Certain Limitations.  The Lessee does not guarantee and
                         -------------------
nothing in the general indemnification provisions of this Article 7 shall be construed as a guarantee (or an indemnification) by the Lessee (i) that the principal of, premium, if any, or interest on any Equipment Note will be paid or
(ii) with respect to the residual value of the Aircraft or any part thereof.

          Section 7.11.  Certain Transfers.  If the Owner Participant (i) makes
                         -----------------
any claim for payment as a result of the indemnity provided by the Lessee in
Section 6.01(a)(x) or 7.01(a)(vii), and (ii) such claim is the result of the direct or indirect acquisition or holding of an Equipment Note by an ERISA Plan, established or maintained by Owner Participant or any entity that is treated as a single employer with Owner Participant under Section 414(b), (c), (m) or (o) of the Code (an "ERISA Affiliate") or as to which Owner Participant or any ERISA Affiliate of Owner Participant contributed or is a member, the Lessee shall have the right, upon 30 days notice to the Owner Participant, to purchase the Beneficial Interest (and in connection with such purchase, the Lessee shall give the Loan Participant and the Indenture Trustee 10 days notice of such purchase and in connection with any such transfer of Beneficial Interest, the Owner Participant and the Lessee shall comply with Section 5.01(c) (other than (v) clauses (i) and (v) of the first proviso to such Section, (w) clause (a) of the third sentence of such Section, (x) the proviso to such third sentence, (y) clause (c) of the third sentence of such Section to the extent that it requires the making of the representations or covenants relating to those contained in clause (viii) of Section 5.01(a) and in clause (a) of the third sentence of
Section 5.01(c) and (z) the seventh sentence of Section 5.01(c)), provided that,
                                                                  -------- ----
the Owner Participant shall not be obligated to proceed with any such transfer of Beneficial Interest if the Lessee cannot comply with the requirements of a transferee), on a Termination Date specified in such notice, for a price equal to the higher of (1) the Owner Participant's Share of Termination Value and (2) the Owner Participant's Share of FMV. In connection with any such purchase, the Lessee shall pay all unpaid Supplemental Rent (including payment of such indemnity claim) due on or before such Termination Date. All reasonable fees and expenses incurred by Owner Participant, Indenture Trustee, any Noteholder or Owner Trustee in connection with such transfer shall be promptly paid by Lessee. The Lessee shall not have the right to purchase the Beneficial Interest in any instance pursuant to the foregoing sentence in the event the Owner Participant waives any claim for payment it may have in such instance pursuant to clause (i) above. For purposes of this Section 7.11, "Owner Participant's Share of Termination Value" means the excess of (w) the Termination Value as of such Termination Date, over (x) the aggregate principal amount of Equipment Notes that would be outstanding on such Termination Date (and accrued interest thereon at the Applicable Rate) assuming all payments of Basic Rent payable on or prior to such Termination Date shall have been paid when due, and "Owner Participant's Share of FMV" means the Fair Market Sales Value of the Aircraft as of such Termination Date, determined in accordance with the definition thereof but assuming (y) that the Aircraft is subject to the Lease, the Indenture, the indebtedness evidenced by the Equipment Notes and the other Operative Agreements and (z) that the violation giving rise to such indemnity claim has been cured. Nothing in this Section 7.11 shall affect the obligation of the Lessee to make any payment of Supplemental Rent or Basic Rent due on or prior to such Termination Date, the payment of which amount is a condition precedent to the exercise by the Lessee of its rights under this Section 7.11; provided that, the
                                                              -------- ----
advance portion, if any, of Basic Rent payable on such Termination Date shall, in connection with any purchase under this Section 7.11, be deemed to be paid following such purchase, and accordingly the Owner Participant shall have no interest in such advance portion of Basic Rent following such purchase.

                                   ARTICLE 8.
                               TRANSACTION COSTS

          Section 8.01.  Transaction Costs and Other Costs.
                         ---------------------------------

          (a) Transaction Costs.  If the transactions contemplated by this
              -----------------
Agreement to occur on the Delivery Date are consummated, the Owner Participant shall pay (or reimburse the Lessee if the Lessee shall have previously made such payment) all fees and expenses of the following persons relating to the transactions contemplated hereby, following receipt by the Owner Participant of appropriate invoices with respect thereto: (i) the out-of-pocket expenses of the Owner Participant relating to the time sharing charges of Warren & Selbert and the reasonable fees and expenses of counsel for Owner Participant; (ii) the reasonable fees and expenses of the respective counsel for the Lessee, the Owner Trustee, the Indenture Trustee, the Manufacturer, the Seller, the Deficiency Obligor and the Loan Participant; (iii) the reasonable fees and expenses of special aviation counsel; (iv) any initial fees and expenses of the Loan Participant and the initial fees and expenses of the Owner Trustee and the Indenture Trustee; (v) printing and duplication expenses and any recording and filing fees incurred in connection with the Operative Agreements; (vi) the fees and expenses of The Seabury Group LLC (the "Lessee Advisor"); (vii) any amounts paid in connection with any appraisal report prepared for the Owner Participant; and (viii) any other amounts approved by the Lessee and the Owner Participant.

          (b) Continuing Expenses.  The Lessee agrees to pay, as Supplemental
              -------------------
Rent, (i) the continuing fees, expenses and disbursements (including reasonable counsel fees and expenses) of Trust Company and the Owner Trustee, with respect to the administration of the Lease and the Lessor's Estate and (ii) the continuing fees, expenses and disbursements (including reasonable counsel fees and expenses) of the Indenture Trustee, with respect to the administration of the Indenture Estate.

          (c) Amendments and Supplements.  Without limitation of the foregoing,
              --------------------------
the Lessee agrees to pay, as Supplemental Rent, to the Owner Trustee, the Owner Participant, the Indenture Trustee and each Noteholder all costs and expenses (including reasonable legal fees and expenses) incurred by any of them in connection with any amendment, supplement, waiver or consent (whether or not entered into) under this Agreement or any other Operative Agreement or document or instrument delivered pursuant to any of them, which amendment, supplement, waiver or consent is required by any provision of any Operative Agreement (including any adjustment pursuant to Section 3(d) of the Lease) or is required by Applicable Law or necessitated by the action or inaction of the Lessee or occurs after an Event of Default has occurred and is continuing or is requested by or consented to by the Lessee; provided, however, that if such amendment,
                                  --------  -------
supplement, waiver or consent is not requested by the Lessee, the requesting parties (other than the Lessee) shall pay all such costs and expenses on behalf of the Lessee (without any right of reimbursement or indemnification from the Lessee).


                                   ARTICLE 9.
                            SUCCESSOR OWNER TRUSTEE

          Section 9.01.  Appointment of Successor Owner Trustee.
                         --------------------------------------

          (a) Resignation and Removal.  The Owner Trustee or any successor Owner
              -----------------------
Trustee may resign or may be removed (with the consent of the Lessee) by the Owner Participant, and a successor Owner Trustee may be appointed and a Person may become Owner Trustee under the Trust Agreement only in accordance with the provisions of Section 9.01 of the Trust Agreement and the provisions of paragraphs (b) and (c) of this Section 9.01.

          (b) Conditions to Appointment.  The appointment in any manner of a
              -------------------------
successor Owner Trustee pursuant to Section 9.01 of the Trust Agreement shall be subject to the following conditions:

              (i) such successor Owner Trustee shall be a Citizen of the United States;

              (ii) such successor Owner Trustee shall be a bank or a trust company having combined capital, surplus and undivided profits of at least $100,000,000 or a bank or trust company fully guaranteed by a direct or indirect parent thereof having a combined capital, surplus and undivided profits of at least $100,000,000;

              (iii) such appointment shall not violate any provisions of the Transportation Code or any applicable rule or regulation of the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered or create a relationship which would be in violation of the Transportation Code or any applicable rule or regulation of the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered;

              (iv) such successor Owner Trustee shall enter into an agreement or agreements, in form and substance reasonably satisfactory to the Lessee, the Owner Participant, each Noteholder and the Indenture Trustee whereby such successor Owner Trustee confirms that it shall be deemed a party to this Agreement and each other Operative Agreement to which the Owner Trustee is a party and agrees to be bound by all the terms of such documents applicable to the Owner Trustee and makes the representations and warranties contained in Section 5.03 hereof (except that it may be duly incorporated, validly existing and in good standing under the laws of the United States of America or any State thereof); and

              (v) all filings of Uniform Commercial Code financing and continuation statements, filings in accordance with the Transportation Code and amendments thereto shall be made and all further actions taken in connection with such appointment as may be necessary in connection with maintaining the validity, perfection and priority of the Lien of the Indenture and the valid and continued registration of the Aircraft in accordance with the Transportation Code.


                                  ARTICLE 10.
       LIABILITIES AND INTERESTS OF THE OWNER PARTICIPANT AND NOTEHOLDERS

          Section 10.01.  Liabilities of the Owner Participant.  The Owner
                          ------------------------------------
Participant shall not have any obligation or duty to the Lessee or to any Noteholder with respect to the transactions contemplated by this Agreement, except those obligations or duties expressly set forth in this Agreement, the Indenture (but only to the extent set forth in Section 2.12 of the Indenture) or (to the Lessee only) the Tax Indemnity Agreement or in any other Operative Agreement to which the Owner Participant is a party and the Owner Participant shall not be liable for the performance by any other party hereto of such other party's obligations or duties hereunder.

          Section 10.02.  Interest of Noteholders.  A Noteholder shall not, as
                          -----------------------
such, have any further interest in, or other right with respect to, the Indenture Estate when and if the principal amount of and Make-Whole Amount, if any, and interest on and other amounts due under all Equipment Notes held by such Noteholder and all other sums due to such Noteholder under the Indenture and under the other Operative Agreements shall have been paid in full.


                                  ARTICLE 11.
                                OTHER DOCUMENTS

          Section 11.01.  Consent of Lessee to Other Documents. The Lessee
                          ------------------------------------
hereby consents in all respects to the execution and delivery of the Indenture and the Trust Agreement.


                                  ARTICLE 12.
                                    NOTICES

          Section 12.01.  Notices.  Except as otherwise specifically provided
                          -------
herein, all notices, requests, approvals or consents required or permitted by the terms hereof shall be in writing (it being understood that the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter). Any notice shall be effective when received. Any notice shall either be mailed, certified or registered mail, return receipt requested with proper first class postage prepaid, or sent in the form of a telecopy, provided that there is receipt of such notice the next
                    --------
Business Day from an overnight courier service, or by overnight delivery service or delivered by hand. Any notice shall be directed to the Lessee, the Lessor, the Indenture Trustee or any other party hereto to the respective addresses set forth below or to such other address or telecopy number as any such party may designate pursuant to this Section 12.01:

         (a) if to the Lessee, to its office at 2801 Slater Road, Morrisville, North Carolina 27560, Attention: General Counsel, telephone (919) 595-6009, facsimile (919) 595-1705; or to such other address as the Lessee shall from time to time designate in writing to the Lessor, the Indenture Trustee and each Participant;

         (b) if to the Lessor or the Owner Trustee, to its office at One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801, Attention:
     Corporate Trust Administration, telephone (302) 888-7539, facsimile (302) 888-7544; or to such other address as the Lessor shall from time to time designate in writing to the Lessee, the Indenture Trustee and each Noteholder, with a copy to the Owner Participant;

         (c) if to the Owner Participant to its office at 201 High Ridge Road, Stamford, Connecticut 06927-4900, Attention: Contracts Manager, telephone
     (203) 357-3773 facsimile (203) 357-3201; or to such other address as the Owner Participant shall from time to time designate in writing to the Lessee, and the Owner Trustee, the Indenture Trustee and each Noteholder;

         (d) if to the Indenture Trustee, to its office at 25 South Charles Street, Mail Code 101-591, Baltimore, Maryland 21201 Attention: Corporate Trust Department, telephone (410) 244-4626 facsimile (410) 244-4236; or to such other address as the Indenture Trustee shall from time to time designate in writing to the Lessor, the Lessee and each Participant;

         (e) if to the Loan Participant, to its office at 22 Grenville Street, St. Helier, Jersey, Channel Islands, Attention: Mourant & Co. Secretaries Limited, Group 12, telephone 44 (0) 1534-609-000 and facsimile 44 (0) 1534-609-333, with a copies to (i) NatWest Aerospace Trust Company Limited c/o NatWest Agency Group, 5/th/ Floor, Juno Court, 24 Prescot Street, London E1 8BB, Attention: Gary Smith, Head of NatWest Agency Group, telephone 44 (0) 171-714-6444 and facsimile 44 (0) 171-714-6167; (ii) Bombardier Inc., 800
     Rene Levesque Boulevard West, Montreal, Quebec H3B 1Y8, Attention:
     Executive Vice President, telephone (514) 861-9481 and facsimile (514) 861-7274 and Vice President, Legal Services, telephone (514) 861-9481 and facsimile (514) 861-7053; or to such other address as the Loan Participant shall from time to time designate in writing to the Lessor, the Lessee, the Indenture Trustee and the Owner Participant; and

         (f) if to any other Noteholder, to its address set forth in the Register.


                                  ARTICLE 13.
                                  REFINANCING

          Section 13.01.  Refinancing
                          -----------

         (a) Subject to the terms and conditions of this Section 13.01, on any date on or after the fifth anniversary of the Delivery Date (except in the case of a refinancing which occurs after a Noteholder has requested the payment of
(x) any Increased Costs pursuant to Section 2.14(a) of the Indenture or (y) any amounts pursuant to Article 6 hereof in respect of withholding Taxes, in which case such refinancing may be requested by the Lessee at any time), the Lessee may request the Owner Participant to participate in two refinancings in whole but not in part, of the Equipment Notes prior to the end of the Basic Term (a "Refinancing"). Such Refinancing may be placed in either the private or public markets and shall be denominated in Dollars and shall be on terms reasonably satisfactory to the Owner Participant. The Owner Participant will agree to negotiate promptly in good faith to conclude an agreement with the Lessee as to the terms of any such Refinancing transaction (including the terms of any debt to be issued in connection with such refinancing and the documentation to be executed in connection therewith). Without the prior written consent of the Owner Participant, the prospectus and other offering materials relating to any Refinancing in the form of a public offering shall not identify the Owner Participant and shall not include any financial statements of the Owner Participant or any Affiliate thereof. In connection with any such Refinancing in the form of a public offering, the Lessee shall indemnify the Owner Participant in a manner satisfactory to it for any liabilities under federal, state or foreign securities laws resulting from such offering. The aggregate principal amount of the new Equipment Notes issued in connection with any Refinancing shall be the same as the aggregate principal amount outstanding on the Equipment Notes being refinanced.

          (b) Notwithstanding anything herein to the contrary, no Refinancing will be permitted unless the Owner Participant and the Indenture Trustee shall have received at least 15 days' prior written notice of the scheduled closing date of such Refinancing and the Owner Participant shall have been provided such longer period as it shall have required for a reasonable opportunity to review the relevant documentation and the Owner Participant shall have determined in good faith that neither it nor the Owner Trustee shall suffer any loss or expense or bear any increased risk as a result of such Refinancing (including, without limitation, any risk with respect to taxes or other adverse consequences to the Owner Participant including the application of Revenue Procedures 75-21 and 75-28 and Section 467 of the Code) for which it has not been or will not have been indemnified in a manner satisfactory in form and substance to the Owner Participant.

          Prior to the consummation of any Refinancing pursuant to this Section 13.01, the Owner Participant and the Lessee shall agree upon a schedule setting forth each installment of Basic Rent and setting forth Termination Values payable pursuant to the Lease as a result of the Refinancing in accordance with
Section 3(d) of the Lease, and thereafter the amounts set forth in such schedule shall become the amounts payable under the Lease. Upon the consummation of the Refinancing, the evidence of indebtedness issued pursuant to the Refinancing shall be considered "Equipment Notes" for purposes of this Agreement and the Lease.

          (c) Notwithstanding the foregoing, the Owner Participant shall have no obligation to proceed with any Refinancing transaction as contemplated by this
Section 13.01 unless the Lessee provides an indemnity on an After Tax Basis to the Owner Trustee and the Owner Participant by agreement in form and substance satisfactory to each of them (provided that Taxes are excluded from such
                              --------
indemnity), for any liability, obligation (other than, in the case of the Owner Trustee, the non-recourse obligation to pay principal and interest in respect of the refinanced indebtedness), cost or expense (including, without limitation, reasonable attorneys' fees and Make-Whole Amount or other amounts due under the Indenture).

          (d) Without the prior written consent of the Owner Participant, no such refinancing shall (1) cause the aggregate principal amount of the indebtedness to be substituted for the Equipment Notes to exceed the aggregate principal amount of the then outstanding Equipment Notes, (2) cause the weighted average life of such indebtedness to be longer than the remaining weighted average life of the then outstanding Equipment Notes, or (3) cause the date of maturity of such indebtedness to be later than the date of maturity of the Equipment Notes being refinanced.

          (e) Subject to the foregoing provisions of this Section 13.01, each party agrees to take or cause to be taken all requested action, including, without limitation, the execution and delivery of any documents and instruments, including, without limitation, amendments or supplements to the Lease, which may be reasonably necessary or desirable to effect such Refinancing, including, in the case of the Owner Participant, direction to the Owner Trustee by the Owner Participant to prepay the Equipment Notes then outstanding; provided, however,
                                                            --------  -------
that such Refinancing shall be subject to the satisfaction of each of the following conditions:

              (i) Payment shall have been made with respect to principal, accrued interest, Make-Whole Amount, if any, and all other sums due and owing on the Equipment Notes payable under the Indenture;

             (ii) Payment in full of all other amounts then due and owing by the Lessee under this Agreement, the Indenture, the Lease, the Trust Agreement, and the Equipment Notes then outstanding shall have been made by the Lessee;

            (iii) Such party shall have received such opinions of counsel (including, without limitation, an opinion received by the Owner Participant from independent tax counsel selected by Owner Participant and reasonably satisfactory to the Lessee that such Refinancing shall not result in any, or the risk of any, adverse tax consequences to such Owner Participant, unless the Lessee shall have provided, or caused to be provided, an indemnity in respect thereof satisfactory in form and substance to the Owner Participant), certificates and other documents as it may reasonably request, each in form and substance reasonably satisfactory to such party;

             (iv) All authorizations, approvals and consents which in the reasonable judgment of the Owner Participant are necessary for such Refinancing shall have been obtained;

              (v) No Specified Default shall exist or would occur immediately after giving effect to such Refinancing;

             (vi) In the event the Lessee shall not prohibit the purchase of the Refinancing loan certificates by, or with the assets of, an ERISA Plan, the Lessee will permit the placement of the Refinancing loan certificates with an ERISA Plan only if either (A) if such placement is in the form of pass-through certificates, the sole underwriter or the manager or co-manager of the underwriting syndicate or the selling or placement agent of such pass-through certificates represents to the Lessee that it has a prohibited transaction exemption from the U.S. Department of Labor with respect to pass-through certificates (such as Prohibited Transaction Exemption 89-88 or any other comparable exemption) or (B) purchasers of the Refinancing loan certificates (or if the Refinancing involves the issuance and sale of pass-through certificates, purchasers of such pass-through certificates) provide a representation (which may be in the form of a deemed representation) regarding their source of funds used in acquiring the Refinancing loan certificates (or such pass-through certificates, as the case may be) and, if such purchasers represent that they are using funds of an ERISA Plan in acquiring the Refinancing loan certificates (or such pass-through certificates, as the case may

     be), such purchasers further represent that they are relying on a prohibited transaction exemption from the U.S. Department of Labor with respect to their purchase and holding of the Refinancing loan certificates (or such pass-through certificates, as the case may be). The reliance on any such exemption will not be conditional on the Owner Participant's representation concerning its party in interest or other status with respect to ERISA Plans; and

              (vii) The Lessee shall pay all costs and expenses (including legal fees and disbursements) incurred in connection with any proposed or actually consummated Refinancing.


                                  ARTICLE 14.
                                  [RESERVED]


                                  ARTICLE 15.
                                 MISCELLANEOUS

          Section 15.01.  Counterparts.  This Agreement may be executed by the
                          ------------
parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 15.02.  No Oral Modifications.  Neither this Agreement nor any
                          ---------------------
of its terms may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought and in the case of the Noteholders, by such an instrument approved by the Noteholders in accordance with Section 8.01 of the Indenture. No such written termination, amendment, supplement, waiver or modification shall be effective unless a signed copy shall have been delivered to and executed by the Owner Trustee and the Indenture Trustee. A copy of each such termination, amendment, supplement, waiver or modification shall also be delivered to each other party to this Agreement.

          Section 15.03.  Captions.  The table of contents preceding this
                          --------
Agreement and the headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Agreement.

          Section 15.04.  Successors and Assigns.  The terms of this Agreement
                          ----------------------
shall be binding upon, and shall inure to the benefit of, the Lessee and its successors and permitted assigns, the Loan Participant and its successors and permitted assigns, including without limitation each other Noteholder, the Owner Participant and its successors and permitted assigns, the Owner Trustee and its successors as Owner Trustee (and any additional owner trustee appointed) under the Trust Agreement, the Indenture Trustee and its successors as Indenture Trustee (and any additional indenture trustee appointed) under the Indenture.

          Section 15.05.  Concerning the Owner Trustee and Indenture Trustee.
                          --------------------------------------------------
Each of Trust Company and Indenture Trustee is entering into this Agreement solely in its capacities (except to the extent otherwise expressly indicated), in the case of Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, in the case of Indenture Trustee, not in its individual capacity but solely as Indenture Trustee under the Indenture, and except as otherwise expressly provided in this Agreement or in the Lease, the Indenture or the Trust Agreement, neither Trust Company nor Indenture Trustee shall be personally liable for or on account of its statements, representations, warranties, covenants or obligations under this Agreement; provided, however,
                                                           --------  -------
that each of Trust Company and Indenture Trustee accepts the benefits running to it under this Agreement, and each agrees that (except as otherwise expressly provided in this Agreement or any other Operative Agreement to which it is a party) it shall be liable in its individual capacity for (a) its own gross negligence or willful misconduct (whether in its capacity as trustee or in its individual capacity), (b) any breach of representations and warranties or any breach of covenants made in its individual capacity pursuant to or in connection with this Agreement or the other Operative Agreements to which it is a party,
(c) any breach, in the case of the Owner Trustee, of its covenants contained in Sections 4.01 and 6.03 of the Indenture, (d) the failure to use ordinary care in receiving, handling and disbursing funds, (e) in the case of the Owner Trustee, Lessor's Liens attributable to it in its individual capacity, (f) in the case of the Indenture Trustee, Indenture Trustee's Liens, and (g) taxes, fees or other charges on, or based on, or measured by, any fees, commissions or compensation received by it in connection with the transactions contemplated by the Operative Agreements.

          Section 15.06.  Severability.  Any provision of this Agreement which
                          ------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 15.07.  Certain Limitations on Reorganization.  The Indenture
                         -------------------------------------
Trustee, the Loan Participant and each Noteholder each agrees that, if (i) the Owner Trustee becomes or all or any part of the Lessor's Estate or the trust created by the Trust Agreement becomes the property of, a debtor subject to the reorganization provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statutes, (ii) pursuant to any such reorganization provisions, the Owner Participant is held to have recourse liability to the Indenture Trustee, any Noteholder, the debtor, the Owner Trustee or the trustee of the debtor directly or indirectly on account of any amount payable as Make-Whole Amount, principal or interest on the Equipment Notes, or any other amount payable on any Equipment Note that is provided in the Operative Agreements to be nonrecourse to the Owner Participant and (iii) any Noteholder or the Indenture Trustee actually receives any Recourse Amount which reflects any payment by the Owner Participant on account of (ii) above, then such Noteholder or the Indenture Trustee, as the case may be, shall promptly refund to the Owner Participant such Recourse Amount. For purposes of this Section 15.07, "Recourse Amount" means the amount by which the portion of such payment by the Owner Participant on account of clause (ii) above received by such Noteholder or the Indenture Trustee exceeds the amount which would have been received by such Noteholder or the Indenture Trustee if the Owner Participant had not become subject to the recourse liability referred to in (ii) above. Nothing contained in this Section shall prevent the Loan Participant, any Noteholder or the Indenture Trustee from enforcing any individual obligation (and retaining the proceeds thereof) of the Owner Participant under this Agreement or, any other Operative Agreement to the extent herein or therein provided, for which the Owner Participant has expressly agreed by the terms of this Agreement to accept individual responsibility.

          Section 15.08.  GOVERNING LAW. (a) THIS AGREEMENT IS BEING DELIVERED
                          -------------
IN THE STATE OF NEW YORK, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

          (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY (OTHER THAN THE LOAN PARTICIPANT) HERETO IRREVOCABLY AGREES, ACCEPTS AND SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

          (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO (OTHER THAN THE LOAN PARTICIPANT) HEREBY IRREVOCABLY CONSENTS AND AGREES THAT THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS SET FORTH PURSUANT TO SECTION 12.01. EACH PARTY HERETO (OTHER THAN THE LOAN PARTICIPANT) AGREES THAT SERVICE UPON IT, OR ANY OF ITS AGENTS, IN EACH CASE IN ACCORDANCE WITH THIS SECTION 15.08(c), SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY, AND EACH PARTY HERETO (OTHER THAN THE LOAN PARTICIPANT) HEREBY AGREES THAT THE FAILURE OF ANY OF ITS AGENTS TO GIVE ANY NOTICE OF SUCH SERVICE TO ANY SUCH PARTY SHALL NOT IMPAIR OR AFFECT IN ANY WAY THE VALIDITY OF SUCH SERVICE ON SUCH PARTY OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

          (d) EACH PARTY HERETO (OTHER THAN THE LOAN PARTICIPANT) HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

          (e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          Section 15.09.  Section 1110 Compliance.  The parties hereto agree
                          -----------------------
that the transactions contemplated by the Operative Agreements are expressly intended to be, shall be, and should be construed so as to be entitled to the benefits and protection of Section 1110.

          Section 15.10.  Payment in Dollars.
                          ------------------

          (a) If, for the purposes of obtaining judgment in, or enforcing the judgment of, any court, it is necessary for any Person to convert a sum due hereunder or under any other Operative Agreement in Dollars into another currency (the "Judgment Currency"), the rate of exchange used shall be that at
               -----------------
which in accordance with normal banking procedures such Person could purchase Dollars with the Judgment Currency on the Business Day preceding that on which final judgment is given or the order of enforcement made.

          (b) The obligation of the Lessee in respect of any sum due from it to any Person hereunder or under any other Operative Agreement shall, notwithstanding any judgment or order of enforcement in such Judgment Currency, be discharged only to the extent that on the Business Day following that on which final judgment is given or the order of enforcement made, such Person may in accordance with normal banking procedures purchase Dollars with the Judgment Currency; if the Dollars so purchased are less than the sum originally due to such Person in Dollars, the Lessee agrees, as a separate obligation and notwithstanding any such judgment or order of enforcement, to indemnify such Person against such loss attributable to any of its obligations hereunder or under any other Operative Agreement, and if the Dollars so purchased exceed the sum originally due from the Lessee, in Dollars, such Person shall remit to the Lessee such excess. Any additional amount due from the Lessee under this
Section 15.10 will be due as a separate debt and shall not be affected by judgment or order of enforcement being obtained for any other sums due under or in respect of this Agreement or any other Operative Agreement.

          Section 15.11.  Year 2000 Compliance Survey.  The Owner Participant
                          ---------------------------
hereby acknowledges that, notwithstanding anything herein or in any of the other Operative Agreements to the contrary, nothing contained in the Year 2000 Compliance Survey provided (or to be provided) to the Owner Participant by the Lessee shall be construed as a representation, warranty or covenant (or in the case of any failure to provide the same to the Owner Participant, shall not be construed as a breach of any covenant) on the part of the Lessee for the purpose of this Agreement or any of the other Operative Agreements, or (without in any way limiting any obligations of the Lessee otherwise expressly provided for in any Operative Agreement) impose any obligation on the Lessee in respect of the matters discussed therein or constitute or be deemed to constitute a waiver of any obligations of the Lessee under the Operative Agreements.

          Section 15.12.  Like-Kind Exchange.  Notwithstanding anything to the
                          ------------------
contrary contained herein or in any other Operative Agreement, on or prior to the Delivery Date, upon notice to the Seller, each of the Owner Trustee's and Owner Participant's rights (but not any of their respective obligations other than the obligation to pay Owner Participant's Commitment for the Aircraft) under this Agreement to acquire the Aircraft shall be freely assignable in connection with a like-kind exchange under Section 1031 of the Code, provided that on or prior to the Delivery Date the Owner Trustee and the Owner Participant shall have reacquired all such rights which have been so assigned.


                       *               *               *

         IN WITNESS WHEREOF, the parties have caused this Participation Agreement to be executed by their respective, duly authorized officers as of the day and year first written above.

                                      MIDWAY AIRLINES CORPORATION,
                                      as Lessee

                                      By:  /s/ Jonathan S. Waller
                                           ----------------------
                                           Name: Jonathan S. Waller
                                           Title: Senior Vice President
                                                  General Counsel


                                      POLARIS HOLDING COMPANY,
                                      as Owner Participant

                                      By:  /s/ Norman Liu
                                           --------------
                                           Name: Norman Liu
                                           Title: Executive Vice President


                                      FIRST UNION TRUST COMPANY, NATIONAL
                                      ASSOCIATION, not in its individual
                                      capacity, except as otherwise expressly
                                      provided herein but solely as Owner
                                      Trustee

                                      By:  /s/ Stephen J. Kaba
                                           -------------------
                                           Name: Stephen J. Kaba
                                           Title: Vice President


                                      CANADIAN REGIONAL AIRCRAFT FINANCE
                                      TRANSACTION NO. 1 LIMITED, as Loan
                                      Participant

                                      By:  /s/ Timothy R. Myers
                                           --------------------
                                           Name: Timothy R. Myers
                                           Title: Director


                                      ALLFIRST BANK, as Indenture Trustee

                                      By:  /s/ Robert D. Brown
                                           -------------------
                                           Name: Robert D. Brown
                                           Title: Vice President

                                                                      Schedule I


                                  Commitments

Participants                              Amount of Commitment
------------                              --------------------

Polaris Holding Company                   23.59229991% of Lessor's Cost

Canadian Regional Aircraft Finance        76.40770009% of Lessor's Cost
 Transaction No. 1 Limited

                                                                     Schedule II

                                Loan Participant

Canadian Regional Aircraft Finance Transaction No. 1 Limited ("CRAFT")
----------------------------------------------------------------------

Wire Transfer Instructions:

wire transfer of immediately available funds to Fleet Bank N.A., New York, 1185 Avenue of the Americas, New York, New York ABA no. 021-200-339, NATCO Collection Account 9403499580, or as otherwise specified by CRAFT.


                               Owner Participant

Polaris Holding Company ("Owner Participant")
---------------------------------------------

Wire Transfer Instructions:

wire transfer of immediately available funds to Bankers Trust Company, New York, New York, ABA no. 021001033 for the account of GECC T&I Depository Account, Account No. 50-255-888, Reference: Midway N583ML, or as otherwise specified by the Owner Participant.

                                  APPENDIX A

                             DEFINITIONS [N583ML]


GENERAL PROVISIONS

          The following terms shall have the following meanings for all purposes of the Operative Agreements (as defined below), unless otherwise defined in an Operative Agreement or the context thereof shall otherwise require. In the case of any conflict between the provisions of this Appendix and the provisions of any Operative Agreement, the provisions of such Operative Agreement shall control the construction of such Operative Agreement.

          Unless the context otherwise requires, (i) references to agreements shall be deemed to mean such agreements as amended and supplemented from time to time, and any agreement, instrument or document entered into in substitution or replacement therefor, and (ii) references to parties to agreements shall be deemed to include the successors and permitted assigns of such parties.

          "Additional Insureds" means the Owner Trustee (in its individual and
           -------------------
trust capacities), the Owner Participant, the Indenture Trustee (in its individual and trust capacities) and each of the Noteholders and each of the respective successors and permitted assigns and respective directors, officers and employees of the foregoing.

          "Aeronautical Authority" means as of any time of determination, the
           ----------------------
FAA or other governmental airworthiness authority having jurisdiction over the Aircraft or the Airframe and Engines or engines attached thereto under the laws of the country in which the Airframe is then registered.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly controlling 50% or more of any class of voting securities of such Person or otherwise controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

          "After Tax Basis" means a basis such that any payment to be received
           ---------------
or accrued or deemed to be received by a Person shall be supplemented by a further payment or payments to such Person so that the sum of such payments, after deduction of the net amount of all Taxes (taking into account any related credits or deductions) actually payable to any taxing authority resulting from the actual or constructive receipt or accrual of such payments, shall be equal to the payment to be received.

          "Aircraft" means the Airframe together with the two Engines, whether
           --------
or not any of the Engines may at the time of determination be installed on the Airframe or installed on any other airframe or on any other aircraft.

          "Airframe" means (i) the Canadair Regional Jet Model CL-600-2B19
           --------
Series 200ER aircraft (excluding the Engines and any other engines which may from time to time be installed thereon, but including any and all Parts which may from time to time be incorporated in, installed on or attached to such aircraft, and including any and all such Parts removed therefrom so long as title to such removed Parts remains vested in the Lessor under the terms of
Section 7 of the Lease) originally delivered and leased under the Lease, identified by national registration number and manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Airframe shall not have been substituted therefor pursuant to
Section 8 of the Lease, and (ii) a Replacement Airframe, so long as another Replacement Airframe shall not have been substituted therefor pursuant to
Section 8 of the Lease.

          "Allfirst" means Allfirst Bank, a Maryland state-chartered commercial
           --------
bank, and its successors and permitted assigns.

          "Applicable Law" means all applicable laws, statutes, treaties, rules,
           --------------
codes, ordinances, regulations, certificates, orders, interpretations, licenses and permits of any Governmental Authority of competent jurisdiction and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction.

          "Applicable Rate" has the meaning specified in Exhibit B to the
           ---------------
Lease.

          "Average Life Date" means, for any Equipment Note, the date which
           -----------------
follows the prepayment date by a period equal to the Remaining Weighted Average Life of such Equipment Note.

          "Bankruptcy Code" means Title 11 of the United States Code, as
           ---------------
amended, and any successor thereto.

          "Basic Rent" means the rent payable on Basic Rent Payment Dates
           ----------
throughout the Basic Term for the Aircraft pursuant to Section 3(b) of the Lease and rent payable during any Renewal Term pursuant to Section 13(a) of the Lease.

          "Basic Rent Payment Date" means each date listed under the heading
           -----------------------
"Basic Rent Payment Date" in Exhibit C to the Lease.

          "Basic Term" means the period commencing at the beginning of the day
           ----------
on the Delivery Date and ending at end of the day on the Expiration Date, or such earlier date on which the Lease shall be terminated as provided therein.

          "Beneficial Interest" means the interest of the Owner Participant
           -------------------
under the Trust Agreement.

          "Bills of Sale" means the FAA Bill of Sale and the Warranty Bill of
           -------------
Sale.

          "Business Day" means any day other than a Saturday or Sunday or other
           ------------
day on which commercial banks are authorized or required by law to close in New York City, Morrisville, North Carolina (or in the event the Lessee changes the location of its chief executive offices to a location other than Morrisville, North Carolina such other location), Baltimore, Maryland (or in the event the Indenture Trustee administers its corporate business in a location other than Baltimore, Maryland such other location), and after the Lien of the Indenture is discharged, Wilmington, Delaware.

          "Citizen of the United States" means a citizen of the United States as
           ----------------------------
defined in (S)40102(a)(15) of the Transportation Code, or any analogous part of any successor or substituted legislation or regulation at the time in effect.

          "Code" means the United States Federal Internal Revenue Code of 1986,
           ----
as amended from time to time, or any similar legislation of the United States enacted to supersede, amend, or supplement such Code (and any reference to a provision of the Code shall refer to any successor provision(s), however designated).

          "Commitment" of a Loan Participant shall have the meaning given such
           ----------
term in Section 2.01(d) of the Participation Agreement; "Commitment" of the
                                                         ----------
Owner Participant shall have the meaning given such term in Section 2.01(c) of the Participation Agreement.

          "CRAF Program" has the meaning specified in Section 5(b)(vii) of the
           ------------
Lease.

          "Designated Maturity" means, with respect to any determination of a
           -------------------
Treasury Rate, the maturity of the United States Treasury Notes designated pursuant to the definition of "Make-Whole Amount" as being those to be used in the calculation of such Treasury Rate.

          "Default" means any event or condition which, with the lapse of time
           -------
or the giving of notice, or both, would constitute an Event of Default.

          "Deficiency Agreement" has the meaning given to such term in the
           --------------------
recitals of the Participation Agreement.

          "Deficiency Obligor" has the meaning given to such term in the
           ------------------
recitals of the Participation Agreement.

          "Delivery Date" means the date on which the Aircraft is delivered and
           -------------
sold to the Lessor and leased by the Lessor to the Lessee under the Lease, which date shall be the date of the initial Lease Supplement.

           "Dollars", "Dollar" and "$" means the lawful currency of the United
            -------    ------       -
States of America.

          "DOT" means the United States Department of Transportation and any
           ---
agency or instrumentality of the United States Government succeeding to its functions.

          "EBO Date" has the meaning given to such term in Exhibit B to the
           --------
Lease.

          "EBO Amount" has the meaning given to such term in Exhibit B to the
           ----------
Lease.

          "Engine" means (A) each of the two General Electric CF34-3B1 Series
           ------
200 engines originally delivered and leased under the Lease, identified by manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, and (B) a Replacement Engine, so long as another Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, whether or not such engine or Replacement Engine, as the case may be, is from time to time installed on the Airframe or installed on any other aircraft, and including in each case all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom so long as title to such Parts remains vested in the Lessor under the terms of Section 7 of the Lease. The term "Engines" means, as of any
                                                      -------
date of determination, the two engines each of which is an Engine on that date.

          "Engine Manufacturer" means General Electric Company, a New York
           -------------------
corporation, and its successors and permitted assigns.

          "Engine Manufacturer's Consent" means the Engine Manufacturer's
           -----------------------------
Consent and Agreement [N583ML], dated as of August 10, 1999, from the Engine Manufacturer.

          "Engine Warranty Assignment" means the Engine Warranty Assignment
           --------------------------
[N583ML], dated as of August 10, 1999, between Lessee and Owner Trustee.

          "Equipment Notes" means the Equipment Notes issued by the Owner
           ---------------
Trustee pursuant to the Indenture and any equipment note issued in exchange therefor or replacement thereof pursuant to the Indenture, each substantially in the form set forth in Exhibit B to the Indenture.

          "ERISA" means the Employee Retirement Income Security Act of 1974 and
           -----
any regulations and rulings issued thereunder all as amended and in effect from time to time.

          "ERISA Plan" means, individually or collectively, an employee benefit
           ----------
plan, as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or any applicable regulation thereunder or a plan or individual retirement account which is subject to Section 4975(c) of the Code;

          "Event of Default" has the meaning given to such term in Section 16
           ----------------
of the Lease.

          "Event of Loss" means any of the following events with respect to the
           -------------
Aircraft, the Airframe or any Engine:

          (i) any theft, hijacking or disappearance of such property for a period of 30 consecutive days (provided that, so long as Lessee shall be diligently pursuing recovery of such property, such period shall be extended to 60 consecutive days) or more or, if earlier for a period that extends until the end of the Term;

         (ii) destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason whatsoever;

        (iii) any event which results in an insurance settlement with respect to such property on the basis of an actual, constructive or compromised total loss;

         (iv) with respect to the Airframe only, requisition of use of such property by any foreign government or purported government or any agency or instrumentality thereof (other than the Government), for a period in excess of 180 consecutive days (for countries listed in Exhibit E to the Lease) or 30 consecutive days (for any other country) or such shorter period ending on the expiration of the Term;

          (v) with respect to the Airframe only, requisition of use of such property by the Government for a period extending beyond the Term;

         (vi) condemnation, confiscation or seizure of, or requisition of title of such property by any foreign government or purported government or any agency or instrumentality thereof or by the Government, for a period in excess of 10 consecutive days or such shorter period ending on the expiration of the Term;

        (vii) as a result of any law, rule, regulation, order or other action by the Aeronautical Authority, the use of the Aircraft for the transportation of passengers or Airframe in the normal course of air transportation shall have been prohibited by virtue of a condition affecting all Canadair Regional Jet Series 200ER aircraft equipped with engines of the same make and model as the Engines for a period of 180 consecutive days (or beyond the end of the Term), unless the Lessee, prior to the expiration of such 180-day period, shall be diligently carrying forward all necessary and desirable steps to permit normal use of the Aircraft and shall within 12 months have conformed at least one Canadair Regional Jet Series 200ER aircraft (but not necessarily the Aircraft) to the requirements of any such law, rule, regulation, order or action, and shall be diligently pursuing conformance of the Aircraft in a non-discriminatory manner provided that, notwithstanding the foregoing, if such normal use of such property subject to the Lease shall be prohibited at the end of the Term, an Event of Loss shall be deemed to have occurred; and

       (viii) with respect to an Engine only, the requisition or taking of use thereof by any government, or instrumentality or agency thereof and any divestiture of title or ownership deemed to be an Event of Loss with respect to an Engine under Section 5(b)(iii) or 5(b)(vi) of the Lease.

The date of such Event of Loss shall be (aa) the 31st day following loss of such property or its use due to theft or disappearance or the 61st day following such loss if such period shall have been extended (or the end of the Term if earlier); (bb) the date of any destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use; (cc) the date of any insurance settlement on the basis of an actual, constructive or compromised total loss; (dd) the 181st day (for countries listed in Exhibit E to the Lease) or 31st day (for any other country) following requisition of use of such property by a foreign government or other Governmental Authority referred to in clause (iv) above, or the end of the Term if earlier than such 181st or 31st day; (ee) the 11th day following condemnation, confiscation or seizure of, or requisition of title of such property by a foreign government or other Governmental Authority referred to in clause (vi) above or the Government or the end of the Term if earlier than such 11th day; (ff) the last day of the Term in the case of requisition of use of such property by the Government; and (gg) the last day of the applicable period referred to in clause (vii) above (or if earlier, the end of the Term). An Event of Loss with respect to the Aircraft shall be deemed to have occurred if any Event of Loss occurs with respect to the Airframe.

     "Excluded Payments" means collectively, (i) indemnity, expense,
      -----------------
reimbursement or other payments (including without limitation, Transaction Costs) paid or payable by the Lessee in respect of the Owner Participant, the Owner Trustee in its individual capacity or any of their respective successors, permitted assigns, directors, officers, employees, servants and agents or Affiliates (other than the Owner Trustee in its trust capacity), pursuant to the Participation Agreement or any other Operative Agreement or any indemnity hereafter granted to the Owner Participant or the Owner Trustee in its individual capacity pursuant to the Lease or the Participation Agreement, (ii) proceeds of public liability insurance (or government indemnities in lieu thereof) in respect of the Aircraft payable as a result of insurance claims paid for the benefit of, or losses suffered by, the Owner Trustee in its individual capacity or by the Owner Participant, or their respective successors, permitted assigns or Affiliates, (iii) proceeds of insurance maintained with respect to the Aircraft by the Owner Participant or any Affiliate thereof (whether directly or through the Owner Trustee) in accordance with Section 9(f) of the Lease, (iv) payments by the Lessee in respect of any amounts payable under the Tax Indemnity Agreement, (v) any purchase price paid to the Owner Participant for its interest in the Trust Estate, (vi) any amounts paid or payable pursuant to the Deficiency Agreement or the Residual Agreement, (vii) any payments in respect of interest to the extent attributable to payments referred to in clauses (i) through (vi) above, and (viii) any right to demand, collect or otherwise receive and enforce the payment of any amount described in clauses (i) through (vii) above.

     "Expenses" has the meaning given to such term in Section 7.01(a) of the
      --------
Participation Agreement.

     "Expiration Date" means the date specified as such in the Lease Supplement
      ---------------
executed and delivered on the Delivery Date.

     "FAA Bill of Sale" means (A) the bill of sale for the Airframe on AC Form
      ----------------
8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the Seller in favor of the Owner Trustee and to be dated the Delivery Date, and (B) a bill of sale for a Replacement Airframe on

AC Form 8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the seller thereof in favor of the Owner Trustee.

     "Fair Market Rental Value" or "Fair Market Sales Value" of the Airframe or
      ------------------------      -----------------------
any Engine shall mean the value that would be obtained in an arms'-length transaction between an informed and willing lessee-user or buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to lease or buy, as the case may be, and an informed and willing lessor or seller, as the case may be, under no compulsion to lease or sell, as the same shall be specified by agreement between the Lessor and the Lessee or, if not agreed to by the Lessor and the Lessee within a period of 15 days after either party requests a determination, then as specified in an appraisal prepared and delivered in New York City mutually agreed to by two recognized independent aircraft appraisers, one of which shall be appointed by the Lessor and the other of which shall be appointed by the Lessee, or, if such appraisers cannot agree on such appraisal, an appraisal arrived at by a third independent recognized appraiser chosen by the mutual consent of the two aircraft appraisers. If either party should fail to appoint an appraiser within 15 days of receiving notice of the appointment of an appraiser by the other party, then such appraisal shall be made by the appraiser appointed by the first party. If the two appraisers cannot agree on such appraisal and fail to appoint a third independent recognized aircraft appraiser within 15 days after the appointment of the second appraiser, then either party may apply to the American Arbitration Association to make such appointment. The appraisal shall be completed within 30 days of the appointment of the last appraiser appointed. In determining Fair Market Rental Value or Fair Market Sales Value by appraisal or otherwise, it will be assumed that the Aircraft, Airframe or Engine is in the condition, location and overhaul status in which it is required to be returned to the Lessor pursuant to Section 12 of the Lease and that the Lessee has removed all Parts which it is entitled to remove pursuant to Section 7 of the Lease and that the Aircraft is not encumbered by the Lease. Except as otherwise expressly provided in the Lease, all appraisal costs will be shared equally by the Lessor and the Lessee; provided that if the Lessee elects not to renew the Lease or
                --------
purchase the Aircraft following the conclusion of such appraisal, the Lessee shall pay all appraisal costs. Notwithstanding the foregoing, for purposes of
Section 17 of the Lease, the "Fair Market Rental Value" or "Fair Market Sales Value" of the Aircraft, the Airframe or any Engine, shall be determined on an "as is, where is" basis and shall take into account customary brokerage and other out-of-pocket fees and expenses which typically would be incurred in connection with a re-lease or sale of the Aircraft, the Airframe or any Engine. Any such determination pursuant to Section 17 of the Lease shall be made by a recognized independent aircraft appraiser selected by Lessor and the costs and expenses associated therewith shall be borne by Lessee, unless Lessor does not obtain possession of the Aircraft, Airframe and Engines pursuant to Section 17 of the Lease, in which case an appraiser shall not be appointed and Fair Market Rental Value and Fair Market Sales Value for purposes of Section 17 of the Lease shall be zero.

     "Fair Market Value Renewal Term" has the meaning given to such term in
      ------------------------------
Section 13(a) of the Lease.

     "Federal Aviation Administration" or "FAA" means the United States Federal
      -------------------------------      ---
Aviation Administration, the Administrator thereof and any agency or instrumentality of the United States government succeeding to their functions.

     "Fixed Renewal Term" has the meaning given to such term in Section 13(a) of
      ------------------
the Lease.

     "Government" means the United States of America or an agency or
      ----------
instrumentality thereof the obligations of which bear the full faith and credit of the United States of America.

     "Governmental Authority" means (a) any federal, state, county, provincial,
      ----------------------
municipal, foreign, international, regional or other governmental or regulatory authority, agency, department, board, body, instrumentality, commission, court or any political subdivision of any of the foregoing, and (b) each person who shall, from time to time, be vested with the control and supervision of, or have jurisdiction over, the registration, airworthiness, operation or other matters relating to aviation including any competent airport authority, air traffic control or navigation authority (including European Organization for the Safety of Air Navigation (Eurocontrol) and the Federal Aviation Administration of the United States of America or any person acting on its behalf).

     "Indemnitee" means each of Trust Company, in its individual capacity and as
      ----------
Owner Trustee, the Owner Participant, the Indenture Trustee, in its individual capacity and as trustee, the Loan Participant, each of the other Noteholders, and each of their respective successors, transferees or assigns permitted under the terms of the Operative Agreement, and each Affiliate, officer, director, employee, agent, representative, servant and corporate shareholder of any of the foregoing Persons.

     "Indenture" means the Trust Indenture and Security Agreement [N583ML],
      ---------
dated as of August 10, 1999, between the Owner Trustee and the Indenture
Trustee.

     "Indenture Default" means any event or condition which, with the lapse of
      -----------------
time or the giving of notice, or both, would constitute an Indenture Event of Default.

     "Indenture Documents" has the meaning specified in the Granting Clause of
      -------------------
the Indenture.

     "Indenture Estate" means all estate, right, title and interest of the
      ----------------
Indenture Trustee in and to any of the property, rights, interest, and privileges granted to the Indenture Trustee pursuant to the Granting Clause of the Indenture, other than Excluded Payments and any and all other rights of the Owner Trustee or the Owner Participant expressly reserved to the Owner Trustee or the Owner Participant pursuant to the Indenture.

     "Indenture Event of Default" means each of the events specified in Section
      --------------------------
4.02 of the Indenture.

     "Indenture Supplement" means (a) the Trust Indenture and Security Agreement
      --------------------
Supplement No. 1, substantially in the form of Exhibit A to the Indenture, which shall describe with particularity the Aircraft included in the property of the Owner Trustee covered by the Indenture by reference to the Lease Supplement, and which creates a first priority purchase money equipment security interest in the Aircraft and (b) any other supplement to the Indenture from time to time executed and delivered in accordance with the Indenture.

     "Indenture Trustee" means Allfirst Bank, a Maryland state-chartered
      -----------------
commercial bank, as indenture trustee under the Operative Agreements on behalf of the Noteholders, and its successors and permitted assigns.

     "Indenture Trustee's Liens" means any Lien against, on or with respect to
      -------------------------
the Aircraft, any Engine, the Lessor's Estate or the Indenture Estate or any part thereof resulting from (i) claims against the Indenture Trustee or any Affiliate thereof not related to the administration of the Indenture Estate or any transactions contemplated by the Operative Agreements, (ii) any act or omission of the Indenture Trustee or any Affiliate thereof which is not related to the transactions contemplated by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, or (iii) Taxes imposed against the Indenture Trustee or any Affiliate thereof in its individual capacity in respect of which the Lessee has not indemnified (and is not obligated to indemnify) the Indenture Trustee or any Affiliate thereof in such capacity.

     "Lease" means the Lease Agreement [N583ML], dated as of August 10, 1999
      -----
between the Lessor and the Lessee.

     "Lease Supplement" means any Lease Supplement, substantially in the form of
      ----------------
Exhibit A to the Lease, entered into between the Lessor and the Lessee for the purpose of leasing the Aircraft under and pursuant to the terms of the Lease, including any amendment thereto entered into subsequent to the Delivery Date.

     "Lessee" means Midway Airlines Corporation, a Delaware corporation, and its
      ------
successors and permitted assigns.

     "Lessee Documents" means the Operative Agreements to which the Lessee is a
      ----------------
party.

     "Lessor" means First Union Trust Company, National Association, a national
      ------
banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and its successors and permitted assigns.

     "Lessor's Cost" has the meaning given to such term in Exhibit B of the
      -------------
Lease.

     "Lessor's Estate" means all estate, right, title and interest of the Owner
      ---------------
Trustee in and to the Aircraft, and Engines and the Operative Agreements (other than the Tax Indemnity Agreement) including, without limitation, all amounts of Rent, insurance proceeds and requisition, indemnity or other payments of any kind, but specifically excluding any Excluded Payments.

     "Lessor's Liens" means Liens against, on or with respect to the Aircraft,
      --------------
any Engine, the Lessor's Estate or the Indenture Estate or any part thereof, title thereto or any interest therein arising as a result of (i) claims against or affecting the Trust Company or the Owner Participant, in each case not related to the Operative Agreements or the transactions contemplated thereby,
(ii) acts or omissions of the Trust Company or of the Owner Participant not contemplated or permitted under the terms of the Operative Agreements, (iii) Taxes or Expenses imposed against the Trust Company, Owner Participant, Lessor's Estate or the trust created by the Trust Agreement which are not required to be indemnified against by the Lessee pursuant to Articles 6 or 7 of the Participation Agreement (other than due to the exclusions contained in Section 6.01(b)(x) or 7.01(b)(vii)) and which are not required to be indemnified against by the Lessee pursuant to the Tax Indemnity Agreement, or (iv) claims against the Trust Company or the Owner Participant arising from the transfer by the Lessor or the Owner Participant of its interests in the Aircraft or any Engine other than a transfer of the Aircraft or any other portion of the Lessor's Estate pursuant to Section 5(b), 7(b), 7(c), 7(d), 7(e), 8, 12(b), 13(b), 14(a)
or 17 of the Lease and other than a transfer pursuant to the exercise of the remedies set forth in Section 17 of the Lease or any other transfer required by the Operative Agreements.

     "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease,
      ----
exercise of rights, security interest, claim, including any right of ownership or other similar interest of any nature whatsoever.

     "Loan Participant" means and includes each registered holder from time to
      ----------------
time of an Equipment Note issued under the Indenture including, so long as it holds any Equipment Note issued under the Indenture, Canadian Regional Aircraft Finance Transaction No. 1 Limited, a Jersey, Channel Islands company, and its successors and permitted assigns.

     "Majority in Interest of Noteholders" means, as of a particular date of
      -----------------------------------
determination, the Noteholders of more than 66 2/3% of the aggregate unpaid principal amount of all Equipment Notes Outstanding as of such date (excluding any Equipment Notes owned or held by Owner Trustee, Lessee or the Owner Participant or any Affiliate of any such party or any interests of Owner Trustee or the Owner Participant therein by reason of subrogation pursuant to Section
2.12 of the Indenture (unless all Equipment Notes Outstanding shall be held by Owner Trustee, Lessee, the Owner Participant or any Affiliate thereof)).

     "Make-Whole Amount" means, with respect to the prepayment or repayment of
      -----------------
any Equipment Note, an amount equal to the excess, if any, of (i) the present value, as of the date of the relevant prepayment or repayment of such Equipment Note, of the respective installments of principal of and interest on such Equipment Note that, but for such prepayment or repayment, would have been payable on each Payment Date after such prepayment or repayment over (ii) the principal amount of such Equipment Note then being prepaid or repaid. Such present value shall be determined by discounting the amounts of such installments from their respective Payment Dates to the date of such prepayment or repayment at a rate equal to the Treasury Rate determined on the basis of a Designated Maturity equal to the then Remaining Weighted Average Life of such Equipment Note plus 0.5% (or in the case of any prepayment of such Equipment Note made within six months after the holder of such

Equipment Note has made demand for the payment of any Increased Cost or of any amount pursuant to Article 6 of the Participation Agreement in respect of withholding Taxes, the Treasury Rate determined on the basis of a Designated Maturity equal to the then Remaining Weighted Average Life of such Equipment Note plus 1.00%). Each holder of an Equipment Note will furnish to the Lessee and the Indenture Trustee a certificate setting forth the calculation and amount of the Make-Whole Amount with respect to its Equipment Note, which account shall be conclusive absent manifest error.

     "Manufacturer" means Bombardier Inc., a Canadian corporation, and its
      ------------
successors and permitted assigns.

     "Material Adverse Change" means, with respect to any Person, any event,
      -----------------------
condition or circumstance that materially and adversely affects such Person's business or consolidated financial condition or its ability to perform its obligations under the Operative Agreements.

     "Minimum Liability Amount" has the meaning given to such term in Exhibit B
      ------------------------
to the Lease.

     "Net Economic Return" means the Owner Participant's nominal after-tax book
      -------------------
yield (utilizing the multiple investment sinking fund method of analysis), aggregate net after-tax cash and periodic FASB 13 earnings (plus or minus 5%), computed on the basis of the same methodology, constraints and assumptions as were utilized by the initial Owner Participant in determining Basic Rent percentages and Termination Value percentages as of the Delivery Date; provided,
                                                                       --------
that, if the initial Owner Participant shall have transferred its interest, Net Economic Return shall be calculated as if the initial Owner Participant had retained its interest; provided, further, that, notwithstanding the preceding
                       --------  -------
proviso, solely for purposes of Article 13 of the Participation Agreement and calculating any adjustments to Basic Rent percentages and Termination Values percentages in connection with a refinancing pursuant to such Article 13 at a time when the Owner Participant is a transferee (other than an Affiliate of the initial Owner Participant), the after-tax yield (but not the after-tax cash) component of Net Economic Return shall be calculated on the basis of the methodology and assumptions utilized by the transferee Owner Participant as of the date on which it acquired its interest.

     "Non-U.S. Person" means any Person other than a U.S. Person.
      ---------------

     "Noteholder" means and includes the Loan Participant and each subsequent
      ----------
registered holder from time to time of an Equipment Note issued under the Indenture for so long as the Loan Participant or such subsequent holder shall hold such Equipment Note.

     "Noteholder Tax Indemnitee" means each Noteholder and all Affiliates,
      -------------------------
directors, officers, agents, representatives, servants and corporate shareholders thereof.

     "Officer's Certificate" means as to any company a certificate signed by a
      ---------------------
Responsible Officer of such company.

     "Operative Agreements" means the Participation Agreement, the Trust
      --------------------
Agreement, the Deficiency Agreement, the Residual Agreement, the Return Condition Agreement, the FAA Bill of Sale, the Warranty Bill of Sale, the Purchase Agreement, the Purchase Agreement Assignment, the Engine Warranty Assignment, the PAA Consent, the Engine Manufacturer's Consent, the Lease, each Lease Supplement, any Owner Participant Guaranty, the Equipment Notes outstanding at the time of reference, the Indenture, each Indenture Supplement and the Tax Indemnity Agreement.

     "Opinion of Counsel" means when delivered pursuant to the Indenture, a
      ------------------
written opinion of legal counsel, who in the case of counsel (a) for the Lessee may be (i) an attorney employed by the Lessee who is generally empowered to deliver such written opinions, (ii) Fulbright & Jaworski L.L.P., or (iii) other counsel designated by the Lessee and reasonably satisfactory to the Indenture Trustee, and (b) for the Owner Trustee or the Indenture Trustee, an attorney selected by such Person and reasonably satisfactory to the Lessee and, in the case of the Owner Trustee, reasonably satisfactory to the Indenture Trustee.

     "Outstanding" means, when used with respect to Equipment Notes, as of the
      -----------
date of determination, all Equipment Notes theretofore executed and delivered under the Indenture, with the exception of the following:

          a) Equipment Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation pursuant to the Indenture or otherwise;

          b) Equipment Notes for which prepayment money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the holders of such Equipment Notes pursuant to Section 9.01 of the Indenture; provided that if such Equipment Notes are to be prepaid,
                     -------- ----
          notice of such prepayment has been duly given pursuant to the Indenture or provision therefor satisfactory to the Indenture Trustee has been made; and

          c) Equipment Notes in exchange for or in lieu of which other Equipment Notes have been executed and delivered pursuant to Article II of the Indenture.

     "Owner Participant" means Polaris Holding Company, a Delaware corporation,
      -----------------
and its successors and permitted transferees and assigns.

     "Owner Participant Guarantor" means the provider of an Owner Participant
      ---------------------------
Guaranty.

     "Owner Participant Guaranty" means any guaranty delivered or to be
      --------------------------
delivered to support the obligations of the Owner Participant under the Operative Agreements in connection with the transfer by the Owner Participant of the Beneficial Interest.

     "Owner Trustee" means the Trust Company, not in its individual capacity
      -------------
except as otherwise expressly stated, but solely as trustee under the Trust Agreement, and its successors and permitted assigns.

     "PAA Consent" means the Aircraft Manufacturer's Consent and Agreement
      -----------
[N583ML], dated as of August 10, 1999, from the Manufacturer.

     "Participants" means, collectively, the Owner Participant and the Loan
      ------------
Participant; "Participant" means, individually, one of the Participants.
              -----------

     "Participation Agreement" means the Participation Agreement [N583ML], dated
      -----------------------
as of August 10, 1999, among the Lessee, the Owner Trustee not in its individual capacity except as otherwise expressly provided therein, but solely as owner trustee, the Owner Participant, the Indenture Trustee and the Loan Participant.

     "Parts" means any and all appliances, parts, instruments, components,
      -----
appurtenances, accessories, furnishings, seats, and other equipment of whatever nature (other than complete Engines or engines and temporary replacement parts as provided in Section 8 of the Lease and cargo containers) which may from time to time be incorporated or installed in or attached to any Airframe or any Engine or which have been removed therefrom so long as title to such removed Parts remains vested in Lessor under the terms of Section 7 of the Lease, exclusive of any items leased by the Lessee from third parties and not required to be installed on the Aircraft in accordance with the Lease or otherwise required in the navigation or operation of the Aircraft.

     "Past Due Rate" means a rate per annum equal to 2% plus the Applicable Rate
      -------------
or, if the Equipment Notes have been paid in full, a rate per annum equal to the TV Rate identified in Exhibit B to the Lease.

     "Payment Date" means each June 1 and December 1 through and including June
      ------------
1, 2015, commencing on December 1, 1999.

     "Permitted Air Carrier" means (a) any Section 1110 Person and (b) any
      ---------------------
foreign air carrier that is principally based in any foreign country listed on Exhibit E to the Lease except those that do not maintain normal diplomatic relations with the United States and, with respect to both clause (a) and (b) of this definition, which shall not then be subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws.

     "Permitted Investments" means (a) direct obligations of the United States
      ---------------------
of America or any agency or instrumentality thereof, (b) obligations fully guaranteed by the United States of America or any agency or instrumentality thereof, (c) any mutual fund the portfolio of which is limited to obligations of the type described in clauses (a) and (b), including any proprietary mutual fund of Allfirst Bank for which such bank or an affiliate is investment advisor or to which such bank provides other services to such mutual fund and receives reasonable compensation for such services,

(d) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with, any bank, trust company, or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof, having a combined capital and surplus of at least $100,000,000 and having a short-term debt rating of "A1" by Standard & Poor's or "P1" by Moody's Investors Service, Inc. (or, if neither such organization shall provide such ratings at any time, a rating equal to the highest ratings assigned by any nationally recognized rating organization in the United States of America) and having a final maturity of one year or less from date of purchase thereof; (e) commercial paper issued by companies in the United States which directly issue their own commercial paper and which are doing business under the laws of the United States of America or one of the states thereof and in each case having a rating assigned to such commercial paper by a nationally recognized rating organization in the United States of America equal to the highest short-term debt rating assigned by such organization, or (f) obligations of the type described in clauses (a) or (b) above, purchased from any bank, trust company, or banking association referred to in clause (d) above pursuant to repurchase agreements obligating such bank, trust company, or banking association to repurchase any such obligation not later than 30 days after the purchase of any such obligation. Unless otherwise specified in writing by the Indenture Trustee (or after the Lien of the Indenture has been discharged, the Owner Trustee), all such Permitted Investments shall mature not later than 30 days from the date of purchase. If any of the above investments are unavailable, the entire amount to be invested may be used to purchase Federal Funds overnight from an entity described in (d) above.

     "Permitted Lien" has the meaning given to such term in Section 10 of the
      --------------
Lease.

     "Permitted Sublessee" means (a) any Permitted Air Carrier, (b) any airframe
      -------------------
or engine manufacturer, or Affiliate of such a manufacturer, who is domiciled in the United States of America or a country listed on Exhibit E to the Lease or
(c) the United States of America or any instrumentality or agency thereof.

     "Person" means any individual, sole proprietorship, partnership, joint
      ------
venture, joint stock company, trust, unincorporated organization, association, corporation, institution, entity or government (federal, state, local, foreign or any agency, instrumentality, division or body thereof) or other entity of whatever nature.

     "Purchase Agreement" means Bombardier Regional Aircraft Division Purchase
      ------------------
Agreement No. PA-0393 dated September 17, 1997, as amended, between the Lessee and the Manufacturer (including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such Purchase Agreement).

     "Purchase Agreement Assignment" means the Purchase Agreement Assignment
      -----------------------------
[N583ML], dated as of August 10, 1999, between Lessee and Owner Trustee.

     "Purchase Price" means an amount equal to Lessor's Cost.
      --------------

     "Reasonable Basis" means that a realistic possibility of success, within
      ----------------
the meaning of ABA Formal Opinion No. 85-352, exists for pursuing such contest.

     "Recovery Period" means "Tax Attribute Period" as defined in the Tax
      ---------------
Indemnity Agreement.

     "Refinancing" has the meaning given to such term in Section 13.01 of the
      -----------
Participation Agreement.

     "Register" has the meaning given to such term in Section 2.07 of the
      --------
Indenture.

     "Registrar" has the meaning given to such term in Section 2.07 of the
      ---------
Indenture.

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

     "Related Tax Indemnitee" means any Affiliate of any Tax Indemnitee.
      ----------------------

     "Remaining Weighted Average Life" means on a given date with respect to any
      -------------------------------
Equipment Note the number of days equal to the quotient obtained by dividing (i) the sum of each of the products obtained by multiplying (a) the amount of each then remaining scheduled payment of principal of such Equipment Note by (b) the number of days from and including such date to but excluding the dates on which each such payment of principal is scheduled to be made; by (ii) the then outstanding principal amount of such Equipment Note.

     "Renewal Term" has the meaning given to such term in Section 13(a) of the
      ------------
Lease.

     "Rent" means Basic Rent and Supplemental Rent, collectively.
      ----

     "Rent Payment Date" means each Payment Date during the Term.
      -----------------

     "Replacement Aircraft" means any Aircraft of which a Replacement Airframe
      --------------------
is part.

     "Replacement Airframe" means a Canadair Regional Jet Series 200ER series
      --------------------
aircraft or a comparable or improved model of such aircraft of the Manufacturer (except Engines or engines from time to time installed thereon) which shall have become subject to the Lease pursuant to Section 8 thereof.

     "Replacement Closing Date" has the meaning given such term in Section 8(d)
      ------------------------
of the Lease.

     "Replacement Engine" means a General Electric CF34-3B1 Series 200 engine
      ------------------
(or engine of the same manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe), which has a value, utility and remaining useful life at least equal to, and which is in good operating condition as, the Engine to be replaced thereby (assuming that such Engine being replaced was in the condition required to be maintained in accordance with the Lease), and which shall have become subject to the Lease pursuant to Section 7(e) thereof; provided that, such engine shall be compatible with the other Engine, and shall be an engine of a type then being utilized by the Lessee on other Canadair Regional Jet Series 200 aircraft operated by the Lessee.

     "Residual Agreement" has the meaning given to such term in the recitals of
      ------------------
the Participation Agreement.

     "Responsible Officer" means, with respect to the Owner Trustee or the
      -------------------
Indenture Trustee, any officer in its Corporate Trust Administration, as the case may be, designated by such Person to perform obligations under the Operative Agreements, and with respect to any other party, any corporate officer of a party who, in the normal performance of his or her operational responsibilities, with respect to the subject matter of any covenant, agreement or obligation of such party pursuant to any Operative Agreement, would have responsibility for and knowledge of such matter and the requirements of any Operative Agreement with respect thereto.

     "Return Condition Agreement" means the Return Condition Agreement [N583ML],
      --------------------------
dated as of August 10, 1999, between the Manufacturer and the Lessee.

     "SEC" means the Securities and Exchange Commission of the United States and
      ---
any successor agencies or authorities.

     "Section 1110" means 11 U.S.C. (S) 1110 or any successor or analogous
      ------------
section of the federal bankruptcy law in effect from time to time.

     "Section 1110 Person" means a Citizen of the United States who is an air
      -------------------
carrier holding a valid air carrier operating certificate issued pursuant to 49 U.S.C. ch. 447 for aircraft capable of carrying 10 or more individuals.

     "Secured Obligations" has the meaning specified in the Granting Clause of
      -------------------
the Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Seller" has the meaning given to such term in Exhibit B to the Lease.
      ------

     "Security Trustee" means NatWest Aerospace Trust Company Limited, as
      ----------------
Security Trustee under the Deed of Charge, Assignment and Priorities dated April 20, 1998, among, inter alia, the initial Loan Participant, as at any time amended, modified, novated or replaced by any corresponding agreement or agreements (the "Deed of Charge"), or any other person acting as Security Trustee under the Deed of Charge as from time to time designated in writing to the Lessee.

     "Specified Default" means (a) an event or condition described in Section
      -----------------
16(a), (b), (f), (g), (h), (k) or (l) of the Lease that, after the giving of notice or lapse of time, or both, would become an Event of Default, or (b) any Event of Default.

     "Specified Indenture Default" means (a) any Specified Default, or (b) any
      ---------------------------
Indenture Default arising under Sections 4.02(b), 4.02(c), 4.02(h) or 4.02(i) of the Indenture.

     "Specified Lease" means, at any time of determination, any lease under
      ---------------
which an aircraft is leased to the Lessee, if the Owner Participant or an Affiliate of the Owner Participant, or a trustee for the benefit of the Owner Participant or an Affiliate of the Owner Participant, shall be the lessor under such lease.

     "Sublease" means any sublease agreement between the Lessee and a Permitted
      --------
Sublessee as permitted by Section 5(b) of the Lease.

     "Supplemental Rent" means (a) all amounts, liabilities, indemnities and
      -----------------
obligations which the Lessee assumes or agrees to perform or pay under the Lease or under the Participation Agreement or Tax Indemnity Agreement or any other Operative Agreement to the Lessor, the Owner Participant, the Indenture Trustee, any Noteholder or others, including payments of Termination Value, EBO Amount, and amounts calculated by reference to Termination Value, any amounts of Make-Whole Amount payable under the Indenture to the extent provided in Section 3(c) or Section 14 of the Lease, all other amounts payable under Section 3(c) of the Lease, and all amounts required to be paid by Lessee under the agreements, covenants, and indemnities contained in the Lease or in the Participation Agreement or the Tax Indemnity Agreement or any other Operative Agreement, but excluding Basic Rent, and (b) all amounts that the Owner Trustee is obligated to pay in accordance with Section 2.14 of the Indenture.

     "Tax" or "Taxes" has the meaning set forth in Section 6.01(a) of the
      ---      -----
Participation Agreement.

     "Tax Indemnitee" means each Indemnitee.
      --------------

     "Tax Indemnity Agreement" means the Tax Indemnity Agreement [N583ML], dated
      -----------------------
as of August 10, 1999 between the Lessee and the Owner Participant.

     "Term" has the meaning given to such term in Section 3(a) of the Lease.
      ----

     "Termination Date" means each date listed in the column entitled
      ----------------
"Termination Date" in Exhibit D to the Lease or, during a Renewal Term or otherwise during any period following the last day of the Term, the second day of each month.

     "Termination Value" means (a) as of any Termination Date during the Basic
      -----------------
Term, the amount determined as set forth in Exhibit D to the Lease for that Termination Date, and (b) during any Renewal Term, the amount for the date involved, determined in accordance with Section 13(a) of the Lease, in either case adjusted as required by Section 3(d) of the Lease.

     "Transaction Costs" means those costs and expenses set forth in Section
      -----------------
8.01(a) of the Participation Agreement.

     "Transportation Code" means Title 49 of the United States Code, subtitle
      -------------------
VII, as amended and in effect on the date of the Lease or as subsequently amended, or any successor or substituted legislation at the time in effect and applicable, and the regulations promulgated pursuant thereto.

     "Treasury Rate" means for any Designated Maturity, the average yield to
      -------------
maturity of, and resulting from the bidding for, the most recently auctioned United States Treasury Notes with maturities equal to such Designated Maturity on the date three Business Days prior to the relevant calculation of Make-Whole Amount; and if United States Treasury Notes with such a maturity are not then auctioned and publicly traded, the weighted average yield to maturity of United States Treasury Notes with maturities next above and below such Designated Maturity (calculated as provided below); such yields in each case to be determined by averaging (and rounding upward to the nearest whole multiple of 1/1000 of 1% per annum, if the average is not such a multiple) the yields of the relevant United States Treasury Notes (rounded, if necessary, to the nearest 1/1000 of 1% with any figure of 1/2000 of 1% or above rounded upward) as displayed on the applicable Telerate screen (page 7677), or if such screen is not available, as quoted by two reputable dealers in United Stated Treasury Notes selected by a Majority in Interest of Noteholders, in either case, at approximately 11:00 a.m. New York time on the date, and notified to the Lessee, the Indenture Trustee and the Noteholders; any weighted average yield of United States Treasury Notes with two maturities is to be calculated in accordance with the following formula:


                                (Y2-Y1)(DM-X1)
                                --------------
                      WAY=Y1+       (X2-X1)


Where:

     WAY =     Weighted Average Yield

     DM  =     relevant Designated Maturity

     X1  =     whole integer in years closest to and less than DM which equals the maturity of a United States Treasury Note then publicly traded.

     X2  =     whole integer in years closest to and greater than DM which equals the maturity of a United States Treasury Note then publicly traded.

     Y1  =     yield, determined as provided above, of United States Treasury
               Notes then most recently auctioned with maturities equal to X1.

     Y2  =     yield, determined as provided above, of United States Treasury
               Notes then most recently auctioned with maturities equal to X2.

     "Trust Agreement" means the Trust Agreement [N583ML], dated as of August
      ---------------
10, 1999, between the Owner Participant and the Trust Company.

     "Trust Company" means First Union Trust Company, National Association, a
      -------------
national banking association, and its successors and permitted assigns.

     "Trust Estate" means the Lessor's Estate.
      ------------

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.
      -------------------

     "Uniform Commercial Code" means the Uniform Commercial Code as in effect
      -----------------------
from time to time in any relevant jurisdiction.

     "United States", "U.S." or "US" means the United States of America.
      -------------    ----      --

     "U.S. Person" means a Person described in (S) 7701(a)(30) of the Code.
      -----------

     "Warranty Bill of Sale" means (A) the full warranty bill of sale covering
      ---------------------
the Aircraft (and specifically referring to each Engine) executed by the Seller in favor of the Owner Trustee and to be dated the Delivery Date, and (B) a full warranty bill of sale covering a Replacement Aircraft (and specifically referring to each Engine) executed by the seller thereof in favor of the Owner Trustee.

                                                        Exhibit A-1 to
                                                   Participation Agreement

                     [Lessee's General Counsel's Opinion]



                                         __________________, 1999


To Each of the Parties Named
  on the Attached Schedule

     Re:  Leveraged Lease Financing of One Canadair Regional
          Jet Series 200ER Aircraft Bearing U.S. Registration No. N583ML
          --------------------------------------------------------------


Ladies and Gentlemen:

     I am General Counsel for Midway Airlines Corporation, a Delaware corporation (the "Lessee"), and have acted as counsel for the Lessee in connection with the transactions contemplated by the Participation Agreement [N583ML] dated as of August 10, 1999, between the Lessee; Polaris Holding Company, as Owner Participant; First Union Trust Company, National Association, as Owner Trustee; Canadian Regional Aircraft Finance Transaction No. 1 Limited, as Loan Participant; and Allfirst Bank, as Indenture Trustee.

     This opinion is being delivered pursuant to Section 3.01(b)(xix)(A)(I) of the Participation Agreement. Capitalized terms not defined herein are used as defined in the Participation Agreement.

     In connection with the opinions expressed below, I, or counsel under my supervision in the office of the General Counsel of the Lessee, have examined the Participation Agreement, the Purchase Agreement Assignment, the Lease, the Lease Supplement covering the Aircraft, the Engine Warranty Assignment, the Residual Agreement, the Return Condition Agreement, the Deficiency Agreement and the Tax Indemnity Agreement (the "Lessee's Agreements"). In addition I have reviewed the Indenture and the other Operative Agreements. In arriving at the opinions expressed below, I have assumed (except as to the Lessee) the genuineness of all signatures and the due authorization, execution and delivery by the parties thereto of the Lessee's Agreements and that each such party has full power and authority to perform its obligations thereunder. I have examined and relied without independent verification on the representations and warranties by parties other than the Lessee as to factual matters contained in or made pursuant to the Lessee's Agreements. In addition, I have examined originals or copies certified to my satisfaction, of such other agreements, documents, certificates and statements of government officials and other papers as I have deemed necessary or advisable as a basis for such opinions.

     Based upon the foregoing, I am of the opinion that:

     1. The Lessee is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority to own or hold under lease its properties and conduct its business as presently conducted and to enter into and perform its obligations under the Lessee's Agreements. The Lessee is an "air carrier" within the meaning of the Transportation Code and a holder of a certificate under Section 41102(a) of the Transportation Code and a "citizen of the United States" within the meaning of Section 40102(a)(15) of the Transportation Code holding an "air carrier operating certificate" issued under Chapter 447 of the Transportation Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, and each such certificate is in full force and effect. The Lessee is duly qualified to do business as a foreign corporation and in good standing in each jurisdiction where the activities of the Lessee require such qualification except where the failure to so qualify would not have a material adverse effect on the Lessee or the ability of the Lessee to perform its obligations under the Lessee's Agreements. The Lessee's chief executive office (as such term is defined in the Uniform Commercial Code as in effect in the State of North Carolina) is at 2801 Slater Road, Morrisville, North Carolina 27560.

     2. The execution, delivery and performance by the Lessee of the Lessee's Agreements do not require the approval or consent of, or the giving of notice to, any trustee, stockholders or holders of any indebtedness or obligations of the Lessee (except for such consents or approvals as have been obtained on or prior to the Delivery Date), and neither the execution and delivery by the Lessee thereof nor the performance by the Lessee of the transactions contemplated thereby nor compliance by the Lessee with any of the terms and provisions thereof will contravene any applicable law of the State of Delaware or the United States of America applicable to or binding upon the Lessee (other than the securities or Blue Sky laws of the various states, as to which I express no opinion), or any of its properties, or contravene or result in any breach of, or constitute any default under or result in the creation of any Lien (other than as permitted under the Operative Agreements) upon any property of the Lessee under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract bank loan or credit agreement, corporate charter, by-law or other agreement, or instrument to which the Lessee is a party or by which the Lessee or any of its property may be bound or affected (except for such conflicts, breaches or defaults or liens, charges or encumbrances, that, singly or in the aggregate, would not have material adverse effect on the Lessee's ability to perform its obligations under the Lessee's Agreements).

     3. The execution, delivery and performance of the Lessee's Agreements have been duly authorized by all necessary corporate action on the part of the Lessee, and the Lessee's Agreements have been duly executed and delivered by the Lessee.

     4. There are no pending or, to our knowledge, threatened actions, suits, or proceedings before any court or administrative agency or arbitration against the Lessee or involving the Lessee that question the validity of any of the Lessee's Agreements or that is required to have been disclosed in the Lessee's Annual Report on Form 10-K filed for the year ended December 31, 1998, or any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, except such as are therein disclosed.

     No opinion is expressed herein as to state securities laws or other laws other than the General Corporation Law of the State of Delaware and the federal laws of the United States.

     This opinion is furnished by me as counsel to the Lessee to you as parties to the Participation Agreement and is solely for your benefit.

                                         Very truly yours,

                             Schedule of Addressees
                             ----------------------



Polaris Holding Company


First Union Trust Company, National Association, individually and as Owner Trustee


Canadian Regional Aircraft Finance Transaction No. 1 Limited


Allfirst Bank,
  as Indenture Trustee

                                                        Exhibit A-2 to
                                                    Participation Agreement


                         [F&J Leased Aircraft Opinion]



                                      ____________________, 1999



To Each of the Parties Listed
on the Attached Schedule

     Re:  Lease Financing of One Canadair Regional Jet
          Series 200ER Aircraft -- U.S. Registration No. N583ML
          -----------------------------------------------------


Ladies and Gentlemen:

     We have acted as special New York counsel for Midway Airlines Corporation, a Delaware corporation (the "Lessee"), in connection with the Participation Agreement [N583ML] dated as of August 10, 1999, among the Lessee; Polaris Holding Company, as Owner Participant; First Union Trust Company, National Association ("FUTC"), as Owner Trustee; Canadian Regional Aircraft Finance Transaction No. 1 Limited, as Loan Participant; and Allfirst Bank, as Indenture Trustee. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth or referred to in the Participation Agreement. For purposes hereof, "Documents" shall be a collective reference to the Participation Agreement, the Lease, Lease Supplement No. 1, Purchase Agreement Assignment, the Engine Warranty Assignment, the Residual Agreement, the Return Condition Agreement and the Tax Indemnity Agreement.

     This opinion is furnished to you pursuant to Section 3.01(b)(xix)(A)(II) of the Participation Agreement.

     In rendering this opinion, we have examined the Documents and such other Operative Agreements as are necessary in order to give the opinions expressed herein. We have further examined and relied upon the accuracy of original, certified, conformed, photographic or telecopied copies of such records, agreements, certificates, certificates of public officials and such other documents, and have made an investigation of such laws, as we have deemed necessary and appropriate for the purpose of rendering this opinion. As to certain questions of fact material to our opinions, we have relied solely upon the accuracy of the statements, representations and warranties made in the Documents and such other Operative Agreements and we have made no independent investigation or inquiry with respect to such factual matters.

     Based on the foregoing and upon an examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, exceptions, qualifications and limitations set forth below, we advise you that in our opinion:

     1. Each of the Documents constitutes a legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its terms.

     2. The execution and delivery by the Lessee of the Documents, the consummation by the Lessee of the transactions contemplated thereby and the compliance by the Lessee with any of the terms and provisions thereof do not contravene any applicable federal law of the United States or any applicable law of New York.

     3. Except for the filings with the FAA referred to in paragraph 4 below, the execution and delivery by the Lessee of the Documents and the consummation by the Lessee of the transactions contemplated thereby do not require the consent or approval of, or the giving of notice to, or the registration, recording or filing of any document with, or the taking of any other action with respect to any authority or agency of the federal government of the United States of America or the State of New York.

     4. The Lease as supplemented by Lease Supplement No. 1 thereto and the Indenture as supplemented by Indenture Supplement No. 1 thereto are in due form for filing in accordance with Subtitle VII of Title 49 of the United States Code (the "Act"). The Indenture as supplemented by Indenture Supplement No. 1 thereto will create, for the benefit of the Indenture Trustee, a valid security interest in the Indenture Estate identified therein. Except for the filings with the FAA referred to in the opinion dated today and addressed to you of Crowe & Dunlevy, the filing of the Uniform Commercial Code financing statements referenced in Section 3.01(m) and (n) of the Participation Agreement, which filings we assume have been duly effected and are adequate for their intended purpose (and subject to the timely filings in the future of continuation statements with respect to such financing statements), and the taking of possession by the Indenture Trustee of the original of the Lease and Lease Supplement No. 1, each with a chattel paper receipt attached, no recording or filing in the United States of America of any of the Operative Agreements, nor any other action, is necessary or advisable in order to establish and perfect in the United States of America, the Owner Trustee's rights and interest in the applicable Aircraft as against the Lessee or any third party, or the mortgage and security interest of the Indenture Trustee under the Indenture on the Aircraft, the Lease or the other property included in the Indenture Estate in favor of the Indenture Trustee as against the Lessee, the Owner Trustee or any third party.

     5. The Participation Agreement, the Lease, the Lease Supplement No. 1, the Indenture, the Indenture Supplement No. 1 and the Equipment Notes (the "Owner Trustee Instruments") constitute legal, valid and binding obligations of FUTC, to the extent any of such Owner Trustee Instruments were entered into by FUTC in its individual capacity, and the Owner Trustee, or both, as the case may be, enforceable against FUTC or the Owner Trustee, or both, as the case may be, in accordance with the terms of such agreements, and the holders of the Equipment Notes are entitled to the benefits of the Indenture.

     6. The Participation Agreement and the Indenture (the "Indenture Trustee Documents") constitute legal, valid and binding obligations of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with their respective terms.

     7. So long as the Lessee continues to be a "citizen of the United States," as defined in Section 40102 of Title 49 of the United States Code, holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo, the Owner Trustee, as lessor under the Lease, and the Indenture Trustee, as assignee of the Owner Trustee's rights under the Lease pursuant to the Indenture, would be entitled to the benefits of Section 1110 of the Bankruptcy Code ("Section 1110") with respect to the Aircraft.

     The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations:

     A. The foregoing opinions are expressly limited to matters under and governed by the internal laws of the State of New York and applicable federal laws of the United States of America, except that we express no opinion as to the securities law of any state, including the State of New York. Our opinion in paragraph 2 above as to the contravention of certain laws, rules and regulations is based upon such examination of laws and regulations as in our judgment was necessary and appropriate for the purpose of such opinion.

     B. The foregoing opinions regarding the enforceability of the Operative Agreements against any of the parties thereto are subject to the following:

          (i) The enforceability of any of the Operative Agreements may be limited or affected by (a) bankruptcy, insolvency, reorganization, moratorium, liquidation, rearrangement, probate, conservatorship, fraudulent transfer, fraudulent conveyance and other similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors, (b) the refusal of a particular court to grant (1) equitable remedies, including, without limiting the generality of the foregoing, specific performance and injunctive relief or (2) a particular remedy sought by the Owner Trustee under the Lease or by the Indenture Trustee under the Indenture as opposed to another remedy provided for therein or another remedy available at law or in equity, but which does not in our opinion make such remedies inadequate for the practical realization of the benefits intended to be provided thereby, (c) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (d) the refusal of a federal court to grant jurisdiction in connection with any suit commenced relating to the Operative Agreements.

          (ii) In rendering the foregoing opinions, we express no opinion as to the enforceability of provisions of any of the Operative Agreements
          (a) purporting to waive or affect rights, claims, defenses or other benefits bestowed by law, including without limitation the right to receive notices, to the extent that any of the same cannot be waived or affected or (b) relating to indemnities to the extent prohibited by public policy or limited by federal or state securities laws or which might require indemnification for losses or expenses caused by gross negligence, willful misconduct, fraud or illegality of an indemnified party, or the exercise of rights and remedies with respect to the Aircraft other than in a commercially reasonable manner or as otherwise provided in the Uniform Commercial Code or other applicable law.

          (iii) We note that the enforceability of specific provisions of the Operative Agreements may be subject to standards of reasonableness, care and diligence and "good faith" limitations and obligations such as those provided in Sections 1-102(3) and 1-203, of the Uniform Commercial Code and similar applicable principles of common law and judicial decisions.

          (iv) We express no opinion with respect to compliance with the anti-fraud provisions of applicable federal rules or regulations.

     C. With respect to the opinion given in paragraph 4 above as to the creation of a security interest in the Indenture Estate, we express no opinion as to the creation of any security interest in any portion of the Indenture Estate other than (I) that portion of the Indenture Estate consisting of the Aircraft, (II) that portion of the Indenture Estate (except for the Aircraft) which is not excluded by Section 9-104 of the Uniform Commercial Code of any relevant jurisdiction and (III) if possession or control and dominion or both by the Indenture Trustee is required or necessary, such portion of the Indenture Estate as has been deposited with the Indenture Trustee pursuant to the Indenture, or which possession or control and dominion or both, has otherwise effectively occurred.

     D. The foregoing opinions, to the extent they address the creation and perfection of a security interest in any portion of the Indenture Estate are further subject to the following: we have made no examination of, and we express no opinion as to, (a) the title of any person to the Indenture Estate or any portion thereof, (b) the value of any security granted to the Indenture Trustee and (c) the priority of any such security interest.

     E. We have assumed the due authorization, execution and delivery of the Operative Agreements by each of the parties thereto (including the Lessee) and that each of such parties has the full power, authority and legal right to execute, deliver and perform such documents.

     F. Except to the extent expressly set forth in paragraphs 1, 5 and 6, we have assumed that each of the Operative Agreements is enforceable against each of the parties thereto.

     G. With respect to the opinion given in paragraph 5, our opinion is subject to limitations of Delaware law applicable to FUTC and the Owner Trustee, as to which we express no opinion.

     H. With respect to the opinion given in paragraph 6, our opinion is subject to limitations of Maryland law applicable to Allfirst Bank or the Indenture Trustee, as the case may be, as to which we express no opinion.

     I. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies, which facts we have not verified independently.

     J. We express no opinion as to whether the Lease constitutes a "true lease."

     K. We have assumed that the Operative Agreements and the transactions contemplated thereby are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974.

     L. With respect to the opinion given in paragraph 7, we express no opinion as to the availability of the benefits of Section 1110 of the Bankruptcy Code to any Replacement Aircraft or Replacement Engine.

     M. In giving the foregoing opinion, we have relied upon the opinions delivered to you today of Crowe & Dunlevy with respect to the matters set forth therein. Our opinion is subject to all applicable qualifications and exceptions (except for those set forth in clauses (i) (subject however to paragraph A above) and (ii) thereof set forth in such opinion).

     The opinions expressed herein are solely for the benefit of, and may only be relied upon by, the named addressees in connection with the transactions contemplated by the Participation Agreement. This opinion may not be furnished or relied upon by any other person without the prior written consent of this Firm. We make no undertaking to amend or supplement such opinions as facts and circumstances come to our attention or changes in the law occur which could affect such opinions.


                                    Very truly yours,

                            Schedule of Addressees
                            ----------------------


Polaris Holding Company


First Union Trust Company, National Association, individually and as Owner Trustee


Canadian Regional Aircraft Finance Transaction No. 1 Limited


Allfirst Bank,
  as Indenture Trustee

                                                        Exhibit A-3 to
                                                   Participation Agreement



                                August   , 1999



To Each of the Parties Listed on the Attached Schedule

          Re:          Midway Airlines Corporation
                       Leveraged Lease Financing of
             One Canadair Regional Jet Aircraft Series 200ER
                            Aircraft Bearing
                      U.S. Registration No. N583ML
             -----------------------------------------------



Ladies and Gentlemen:

     We have acted as special Maryland counsel to Allfirst Bank, a Maryland state-chartered commercial bank (in its individual capacity such bank being referred to herein as "Allfirst" and, when acting not in its individual capacity but solely as trustee being referred to herein as the "Indenture Trustee"), in connection with the execution and delivery by the Indenture Trustee of (i) the Participation Agreement [N583ML], dated as of August 10, 1999, among Midway Airlines Corporation, as lessee (the "Lessee"), Polaris Holding Company, as owner participant (the "Owner Participant"), First Union Trust Company, National Association, not in its individual capacity (except as otherwise expressly set forth therein) but solely as owner trustee (the "Owner Trustee"), Allfirst Bank, not in its individual capacity (except as otherwise expressly set forth therein) but solely as Indenture Trustee, and Canadian Regional Aircraft Finance Transaction No. 1 Limited, as loan participant (the "Loan Participant"); and
(ii) the Trust Indenture and Security Agreement [N583ML], dated as of August 10, 1999 (the "Indenture"), between the Owner Trustee and the Indenture Trustee. Except as otherwise defined herein, capitalized terms used herein shall have the meanings set forth in Appendix A to the Participation Agreement.

     As such counsel, we have examined executed counterparts or copies of the Participation Agreement, the Indenture and the Equipment Note (collectively, the "Indenture Trustee's Documents") and the other Operative Agreements to be entered into by the parties in connection therewith, and such certificates of public officials, such certificates of officers of the Indenture Trustee, and originals or copies certified to our satisfaction of such corporate and other documents, records and certificates of the Indenture Trustee and have considered such questions of law and fact, as we have deemed relevant or necessary as a basis for the opinion, hereinafter set forth.

     In such examination, we have assumed with your approval (a) the genuineness of all signatures (other than that of the Indenture Trustee) on the Indenture Trustee's Documents, the authenticity of all documents and instruments submitted to us as originals, and the conformity to the originals of all documents and instruments submitted to us as copies, which facts we have not independently verified; (b) the due authorization, execution and delivery by each of the parties to the Indenture Trustee's Documents (other than the Indenture Trustee) and that each of such parties has the full power, authority and legal right to execute, deliver and perform each such document; and (c) each of the Indenture Trustee's Documents constitutes the legal, valid and binding agreement of the parties thereto (other than the Indenture Trustee) and is enforceable against each such party in accordance with the terms thereof.

     As to certain facts material to the opinions expressed herein, we have relied solely upon the accuracy of the statements, representations and warranties made by the parties in the Operative Agreements, and we have made no independent investigation or inquiry with respect to such factual matters.

     In basing the opinions and other matters set forth herein on "our knowledge", the words "our knowledge" signify that, in the course of our review and analysis for the purpose of rendering this opinion, no information has come to our attention that would give us actual knowledge or actual notice that any such opinions or other matters are not accurate or that any of the foregoing documents, records, certificates, statements and information on which we have relied are not accurate and complete. Except as otherwise stated herein, we have undertaken no independent investigation or verification of such matters. The words "our knowledge" and similar language used herein are further intended to be limited to the knowledge of the lawyers within our firm who have worked on matters relating to this opinion.

     Based upon the foregoing and upon an examination of such questions of law as we have deemed necessary or appropriate, and subject to the assumptions, exceptions, qualifications and limitations set forth below, we advise you that in our opinion:

1. Allfirst is a state-chartered commercial bank duly incorporated and presently existing under the laws of the State of Maryland and has the corporate power and authority to enter into and perform its obligations under the Indenture Trustee's Documents and the Indenture Trustee has the corporate power and authority to authenticate the Equipment Note to be delivered to the Loan Participant on the Delivery Date.

2. Each of the Indenture Trustee's Documents has been duly authorized, executed and delivered by Allfirst or the Indenture Trustee (as the case may be) and each of the Indenture Trustee's Documents constitutes the legal, valid and binding obligation of the Indenture Trustee enforceable against the Indenture Trustee in accordance with its terms.

3. The Equipment Note to be issued and delivered to the Loan Participant on the Delivery Date has been duly authenticated and delivered by the Indenture Trustee pursuant to the terms of the Indenture.

4. Neither the authorization, execution and delivery by Allfirst or the Indenture Trustee (as the case may be) of the Indenture Trustee's Documents, nor the authentication and delivery by the Indenture Trustee of the Equipment Note to be delivered to the Loan Participant on the Delivery Date nor the fulfillment or compliance by Allfirst or the Indenture Trustee (as the case may be) with the respective terms and provisions thereof nor the consummation of any of the transactions contemplated thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any court or administrative or governmental authority or agency of the State of Maryland or the United States of America governing the banking or trust powers of Allfirst.

5. The execution, delivery and performance by Allfirst or the Indenture Trustee (as the case may be) of each of the Indenture Trustee's Documents and the authentication and delivery by the Indenture Trustee of the Equipment Note to be delivered to the Loan Participant on the Delivery Date do not and will not contravene the articles of incorporation or bylaws of Allfirst or, to our knowledge, of any existing law, governmental rule, or regulation or any judgment or order of the State of Maryland or the United States of America governing the banking or trust powers of Allfirst or, to our knowledge but without any independent investigation on our part, of any indenture, mortgage, contract or other instrument to which Allfirst or the Indenture Trustee (as the case may be) is a party or by which it or any of their respective properties may be bound.

6. To our knowledge, there are no actions, suits, investigations or proceedings pending or threatened against or affecting Allfirst or the Indenture Trustee (as the case may be) or any of its properties in any court or before any administrative agency or arbitrator, which, if adversely determined, could materially adversely affect the ability of Allfirst or the Indenture Trustee (as the case may be) to perform its obligations under the Indenture Trustee's Documents, and to our knowledge, there are no actions or proceedings pending or threatened before any court, administrative agency or tribunal involving Allfirst or the Indenture Trustee (as the case may be) in connection with the transactions contemplated by any of the Indenture Trustee's Documents.

     The foregoing opinions are subject to the following assumptions, exceptions and qualifications and limitations:

     A. We are admitted to practice law in the State of Maryland and we do not hold ourselves out as being experts on the laws of any other jurisdiction. Accordingly, the foregoing opinions are expressly limited to matters under and governed by the internal laws of the State of Maryland and applicable federal laws of the United States of America governing the banking and trust powers of Allfirst. We express no opinion with respect to (i) ERISA, (ii) federal or state (including the State of Maryland) laws, rules or regulations relating to environmental matters or the offering of securities, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Trust Indenture Act of 1939, as amended, or (iii) the aviation laws of the United States of America including, without limitation, the Federal Aviation Act of 1958, as amended.

     B. Insofar as the foregoing opinions relate to the validity and enforceability in the State of Maryland of the Indenture Trustee's Documents expressed to be governed by the laws of the State of New York, we have assumed that the laws of the State of New York are identical to the laws of the State of Maryland in all material respects, and the each of the Indenture Trustee's Documents constitutes legal, valid, binding and enforceable documents or instruments under such laws (as to which we express no opinion).

     C. The foregoing opinions regarding the enforceability of the Indenture Trustee's Documents against any of the parties thereto are subject to the following:

          (i) The enforceability of any of the Indenture Trustee's Documents may be limited or affected by (a) bankruptcy, insolvency, reorganization, moratorium, liquidation, rearrangement, probate, conservatorship, fraudulent transfers, fraudulent conveyances and other similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief or debtors, (b) the refusal of a particular court to grant (1) equitable remedies, including, without limiting the generality of the foregoing, specific performance and injunctive relief, or
(2) a particular remedy sought by the Indenture Trustee under the Indenture as opposed to another remedy provided for therein or another remedy available at law or in equity, but which does not in our opinion make such remedies inadequate for the practical realization of the benefits intended to be provided thereby, and (c) general principles of equity (regardless or whether enforcement is sought in a proceeding in equity or at law).

          (ii) In rendering the foregoing opinions, we express no opinion as to the enforceability of provisions of any of the Indenture Trustee's Documents (a) purporting to waive or affect rights, claims, defenses or other benefits bestowed by law, including, without limitation, the right to receive notices, to the extent that any of the same cannot be waived or affected, or (b) relating to indemnities to the extent prohibited by public policy or limited by federal or state securities laws or which might require indemnification for losses or expenses caused by gross negligence, willful misconduct, fraud or illegality of an indemnified party, the rights of third parties, or the exercise of rights and remedies with respect to the Aircraft other than in a commercially reasonable manner or as otherwise provided in the Uniform Commercial Code or other applicable law, or (c) imposing liquidated damages, late payment charges or forfeitures if such amounts are determined to be penalties in light of the actual amount of damages incurred.

          (iii) We note that the enforceability of specific provisions of the Indenture Trustee's Documents may be subject to standards of reasonableness, care and diligence and "good faith" limitations and obligations such as those provided in Sections 1-102(3) and 1-203 of the Uniform Commercial Code and similar applicable principles of common law and judicial decisions.

          (iv) We express no opinion with respect to compliance with the anti-fraud provisions of applicable federal or state securities rules or regulations.

     D. Except to the extent expressly set forth in Paragraph 2, we have assumed that each of the Indenture Trustee's Documents is enforceable against each of the parties thereto.

     E. We have assumed that the Participation Agreement and the transactions contemplated thereby are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended.

     F. We do not purport to be experts in respect of, and express no opinion concerning any of the laws, rules or regulations applicable to, the particular nature of the Aircraft and other equipment involved in this transaction.

     G. We have made no investigation of, and we express no opinion concerning, the ownership of, or legal or equitable title to, the Aircraft and other equipment or property involved in this transaction or the creation, perfection or priority of any security interest granted pursuant to any of the Operative Agreements.

     H.   We express no opinion as to the availability of the benefits of
Section 1110 of the Bankruptcy Code to the Aircraft, any Replacement Aircraft or Replacement Engine.

     I. The opinions expressed herein concern only the effect of the laws (excluding the principles of conflict of laws) of the State of Maryland and the United States of America as currently in effect. We assume no obligation to supplement this opinion if any applicable laws change after the date hereof or if we become aware of any fact that might change the opinions expressed herein after the date hereof.

     J. The opinions expressed in this letter are limited to the matters set forth in this letter, and no other opinions should be inferred beyond the matters expressly stated.

     This opinion is being delivered pursuant to Section 3.01(b)(xix)(D) of the Participation Agreement for your sole benefit and may only be relied upon by you and your successors and permitted assigns in connection with the transactions contemplated by the Participation Agreement. This opinion may not be furnished or relied upon by any other person or entity for any purpose without our prior written consent.

                                    Sincerely yours,



                                    OBER, KALER, GRIMES & SHRIVER,
                                    A Professional Corporation

                               Distribution List
                               -----------------



Polaris Holding Company
Stamford, Connecticut



Canadian Regional Aircraft Finance
   Transaction No. 1 Limited
St. Helier
Jersey, Channel Islands



First Union Trust Company, National Association
Wilmington, Delaware



Allfirst Bank
Baltimore, Maryland



Midway Airlines Corporation
Morrisville, North Carolina

                                                        Exhibit A-4 to
                                                    Participation Agreement



To Each of the Persons
Listed on Schedule A
Attached Hereto


Re: One Bombardier Inc. CL-600-2BI9 Aircraft Bearing U.S. Registration No. N583ML and leased to Midway Airlines Corporation

Ladies and Gentlemen:

          We have acted as counsel to First Union Trust Company, National Association (the "Trust Company"), in connection with the Trust Agreement, dated as of August 10, 1999, (the "Trust Agreement"), by and between the Trust Company and Polaris Holding Company, as Owner Participant (the "Owner Participant"). Pursuant to the Participation Agreement, dated as of August 10, 1999 (the "Participation Agreement"), by and among Midway Airlines Corporation, as Lessee (the "Lessee"), the Owner Participant, Allfirst Bank, as Indenture Trustee, Canadian Regional Aircraft Finance Transaction No. 1 Limited, as Loan Participant, and the Trust Company, not in its individual capacity, except as specifically set forth therein, but solely as Owner Trustee under the Trust Agreement (the "Owner Trustee"), financing is being provided in connection with one Bombardier Inc. CL-600-2B19 aircraft bearing U.S. Registration No. N583ML (the "Aircraft"). This opinion is furnished upon the request of the Owner Trustee pursuant to Section 3.01(b)(xix)(C) of the Participation Agreement. Capitalized terms used herein and not otherwise defined are used as defined in or by reference in the Participation Agreement, except that reference herein to any instrument shall mean such instrument as in effect on the date hereof.

          We have examined forms, counterparts or copies otherwise identified to our satisfaction of the following documents:

          (a)  the Participation Agreement;

          (b)  the Trust Agreement;

          (c)  the Lease Agreement and Lease Supplement No. 1;

          (d) the Trust Indenture and Security Agreement and Indenture Supplement No. 1;

          (e)  the Deficiency Agreement;

          (f)  the Equipment Note being issued today (the "Equipment Note");

          (g)  the Engine Warranty Assignment; and

          (h)  the Purchase Agreement Assignment.

          The documents identified in paragraphs (a) through (h) above are collectively referred to herein as the "Owner Trustee Agreements".

          We have also examined originals or copies of such other documents, such corporate records, certificates and other statements of governmental officials and corporate officers and other representatives of the corporations or entities referred to herein and such other instruments as we have deemed necessary or appropriate for the purposes of this opinion. Moreover, as to certain facts material to the opinions expressed herein, we have relied upon the representations and warranties contained in the instruments referred to above.

          Based upon the foregoing and upon an examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, exceptions and qualifications set forth below, we advise you that, in our opinion:

          1. The Trust Company is a national banking association, duly organized and validly existing in good standing under the laws of the United States, is a Citizen of the United States, and has the corporate, banking and trust powers to enter into and perform its obligations under the Trust Agreement and the Participation Agreement, and the Owner Trustee has the authority under the Trust Agreement to execute, deliver and perform its obligations under the Owner Trustee Agreements and to issue, execute, deliver and perform the Equipment Note.

          2. The Trust Agreement and each other Owner Trustee Agreement have been duly authorized, executed and delivered by the Trust Company or by the Owner Trustee, as the case may be, and are the legal, valid and binding obligations of the Trust Company or the Owner Trustee, as the case may be, enforceable against the Trust Company or the Owner Trustee, as the case may be, in accordance with their respective terms; and the Trust Agreement is the legal, valid and binding obligation of the Owner Participant, enforceable against the Owner Participant in accordance with its terms.

          3. The Equipment Note has been duly authorized, issued, executed and delivered by the Owner Trustee, pursuant to authorization contained in the Trust Agreement, and constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms and the terms of the Trust Indenture; and the Equipment Note is entitled to the benefits and security afforded by the Trust Indenture in accordance with its terms and the terms of the Trust Indenture.

          4. Neither the execution and delivery by the Trust Company or the Owner Trustee, as the case may be, of the Owner Trustee Agreements, nor the issuance, execution and delivery by the Owner Trustee of the Equipment Note, nor the fulfillment of or compliance by the Trust Company or the Owner Trustee, as the case may be, with the respective provisions thereof, conflicts with, or results in a breach of the terms, conditions or provisions of, or constitutes a default under, or results in a violation of, the charter or by-laws of the Trust Company, any law, governmental rule or regulation of the State of Delaware or any federal law, governmental rule or regulation of the United States of America governing the banking or trust powers of the Trust Company or, to the best of our knowledge, any agreement, indenture, mortgage, bank credit agreement, note or bond purchase agreement, instrument, order, judgment or decree to which the Trust Company, the Owner Trustee or any of their respective properties is subject.

          5. No consent, approval or other action by or any notice to or filing with any court or administrative or governmental body is required under the laws of the State of Delaware or the federal laws of United States of America governing the banking or trust powers of the Trust Company in connection with the authorization, execution and delivery by the Trust Company or the Owner Trustee of the Owner Trustee Agreements, the authorization, issuance, execution and delivery by the Owner Trustee of the Equipment Note, or the fulfillment of or compliance by the Trust Company or the Owner Trustee with the respective terms and provisions thereof.

          6. The Trust Agreement creates for the benefit of the Owner Participant the rights and interests in the Trust Estate which the Trust Agreement by its terms purports to create.

          7. There is no fee, tax or other governmental charge under the laws of the State of Delaware or any political subdivision thereof in existence on the date hereof on, based on or measured by any payments under the Lease or the beneficial interests in the Trust Estate, by reason of the creation of the trust under the Trust Agreement pursuant to the laws of the State of Delaware or the Owner Trustee's performance of its duties under the Trust Agreement within the State of Delaware, which would not have been imposed if the Trust Company did not have its principal place of business and did not perform its obligations under the Owner Trustee Agreements in the State of Delaware.

          8. Assuming that (i) the Aircraft is not used in the State of Delaware and is not physically located in the State of Delaware at the commencement or termination of the Term or during such Term, (ii) in connection with any sale of the Aircraft, such Aircraft will not be physically delivered in the State of Delaware to a buyer nor be shipped from a point within the State of Delaware to a buyer, and (iii) the trust created by the Trust Agreement is treated as a grantor trust for federal income tax purposes within the contemplation of Sections 671 through 678 of the Internal Revenue Code of 1986, as amended, there are no fees, taxes, or other charges (except taxes imposed on fees payable to the Owner Trustee) payable to the State of Delaware or any political subdivision thereof in connection with the execution, delivery or performance by the Owner Trustee, the Indenture Trustee, the Loan Participant, the Lessee or the Owner Participant, as the case may be, of the Owner Trustee Agreements or in connection with the making by the Owner Participant of its acquisition of the beneficial interest in the Trust Estate or in connection with the issuance and acquisition of the Equipment Note, and neither the Owner Trustee, the Trust Estate nor the trust created by the Trust Agreement will be subject to any fee, tax or other governmental charge (except taxes on fees payable to the Owner Trustee) under the laws of the State of Delaware or any political subdivision thereof on, based on or measured by, directly or indirectly, the gross receipts, net income or value of the Trust Estate solely by reason of the creation or continued existence of the trust under the terms of the Trust Agreement pursuant to the laws of the State of Delaware or the Owner Trustee's performance of its duties under the Trust Agreement.

          9. To the best of our knowledge, there are no proceedings pending or threatened against or affecting the Trust Company or the Owner Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, if adversely determined, individually or in the aggregate, would materially and adversely affect the right, power and authority of the Trust Company or the Owner Trustee to enter into or perform its obligations under the Owner Trustee Agreements and the Equipment Note.

          10. Neither a Delaware court nor a Federal court applying federal or Delaware law, if properly presented with the issue and after having properly considered such issue, would permit the Owner Participant to terminate the Trust Agreement, except in accordance with its terms.

          11. Creditors of any person that is an Owner Participant, holders of a lien against the assets of any such person and representatives of creditors of any such person, such as trustees, receivers or liquidators (whether or not any insolvency proceeding has been commenced) (collectively, the "Creditors") may acquire valid claims and liens, as to the Trust Estate, only against the rights of such Owner Participant under the Trust Agreement or in the Trust Estate, and do not have, and may not through the enforcement of such Creditors' rights acquire, any greater rights than such Owner Participant with respect to the Trust Agreement or the Trust Estate.

          The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

          A. The foregoing opinions are limited to the laws of the State of Delaware and the federal laws of the United States of America governing the banking and trust powers of the Trust Company, except that the opinion rendered in paragraph 10 above is limited to the laws of the State of Delaware and Title 11 of the United States Code entitled "Bankruptcy" and the opinion rendered in paragraph 11 above is limited to the laws of the State of Delaware. In addition, we express no opinion with respect to (i) federal securities laws, including the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended, (ii) the Federal Aviation Act of 1958, as amended (except with respect to the opinion set forth in paragraph 1 above concerning the citizenship of the Trust Company), (iii) the Federal Communications Act of 1934, as amended, or
(iv) state securities or blue sky laws. Insofar as the foregoing opinions relate to the validity and enforceability of the Equipment Note and the Owner Trustee Agreements expressed to be governed by laws other than the laws of the State of Delaware, we have assumed that the Equipment Note and such Owner Trustee Agreements constitute legal, valid, binding and enforceable documents or instruments under such laws (as to which we express no opinion).

          B. The foregoing opinions regarding enforceability of any document are subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent transfer, receivership and similar laws affecting the rights and remedies of creditors generally, and (ii) general principles of equity

(regardless of whether such enforceability is considered in a proceeding in equity or at law). For the avoidance of doubt, the opinions rendered in paragraphs 10 and 11 above are not subject to the qualifications set forth in this paragraph B, except to the extent expressly stated in paragraph I hereof.

          C. We have assumed the due authorization, execution and delivery by each of the parties thereto, other than the Trust Company and the Owner Trustee, of the Owner Trustee Agreements to which each is a party and that each of such parties has the full power, authority and legal right to execute and deliver each such document.

          D. The opinion set forth in paragraph 1 above concerning the citizenship of the Trust Company is based upon an affidavit of an officer of the Trust Company, the facts set forth in which we have not independently verified.

          E. We have assumed that all signatures, other than those of the Trust Company or the Owner Trustee, on documents and instruments submitted to us as originals are authentic, and that all documents and instruments submitted to us as copies conform with the originals, which facts we have not independently verified.

          F. We do not purport to be experts in respect of, or express any opinion concerning, aviation law or other laws, rules or regulations applicable to the particular nature of the equipment to be acquired by the Owner Trustee.

          G. We have assumed that the Owner Trustee Agreements and the transactions contemplated thereby are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974.

          H. No opinion is expressed as to the nature of the title to any part of the Trust Estate or the priority of any mortgage or security interest.

          I. The opinions set forth in paragraphs 10 and 11 above are subject to (i) fraudulent transfer laws and avoidance actions (e.g. preference laws), and (ii) general principles of equity, including, without limitation, substantive consolidation (regardless of whether considered in a proceeding in equity or at law) and should be interpreted in accordance with the Special Report by the TriBar Opinion Committee, Opinions in the Bankruptcy Context:
                                        ----------------------------------
Rating Agency, Structured Financing and Chapter 11 Transactions, 46 Bus. Law.
---------------------------------------------------------------
717 (1991).

          This opinion is rendered solely for your benefit and may not be furnished or quoted to or relied upon by any other person or entity for any purpose without our prior written consent.

                                    Very truly yours,

OWNER TRUSTEE
-------------

First Union Trust Company, National Association

OWNER PARTICIPANT
------------------

Polaris Holding Company

LESSEE
-------

Midway Airlines Corporation

INDENTURE TRUSTEE
------------------

Allfirst Bank

LOAN PARTICIPANT
----------------

Canadian Regional Aircraft Finance Transaction No. 1 Limited

                                              Exhibit A-5 to
                                              Participation Agreement



                                    August __, 1999



To the Addresses on the
Schedule Attached Hereto
------------------------

     Re: Bombardier Inc. model CL-600-2B19 aircraft with manufacturer's serial number 7327 and United States nationality and registration marks N583ML (the "Aircraft")
          --------------------------------------------------------------

Ladies and Gentlemen:

     This letter confirms that we filed the following described instruments with the Federal Aviation Administration (the "FAA") today at the respective times noted below:

     (a) AC Form 8050-2 Aircraft Bill of Sale dated August __, 1999 (the "FAA Bill of Sale") by Bombardier Capital Inc. to First Union Trust Company, National Association, as Owner Trustee (the "Owner Trustee") under Trust Agreement [N583ML] dated as of August __, 1999 (the "Trust Agreement") between Polaris Holding Company as Owner Participant and the Owner Trustee, covering the Aircraft was filed at __:__ _.M., C. D. T.;

     (b) AC Form 8050-1 Aircraft Registration Application by the Owner Trustee covering the Aircraft, to which were attached the Affidavits required by Section 47.7(c)(2)(ii) of Part 47 of the Federal Aviation Regulations, was filed at:
__:__ _.M., C.D.T.;

     (c) the Trust Agreement was filed at __:__ _.M., C.D.T.;

     (d) Trust Indenture and Security Agreement [N583ML] dated as of August __, 1999 (the "Indenture") between the Owner Trustee and Allfirst Bank as Indenture Trustee (the "Indenture Trustee"), to which was attached Indenture Supplement No. 1 [N583ML] dated August __, 1999 (the "Indenture Supplement") covering the Aircraft and the General Electric model CF34-3B1 aircraft engines with manufacturer's serial numbers GE-E-872529 and GE-E-872530 (the "Engines"), was filed at __:__ _.M., C.D.T.; and

     (e) Lease Agreement [N583ML] dated as of August __, 1999 (the "Lease") between the Owner Trustee as lessor and Midway Airlines Corporation (the "Lessee"), to which were attached Lease Supplement No. 1 [N583ML] dated August __, 1999 (the "Lease Supplement") covering the Aircraft and the Engines, the Indenture and the Indenture Supplement, was filed at __:__ _.M., C.D.T.

     Based upon our examination of the above described instruments and of such records of the FAA as we deemed necessary to render this opinion and as were made available to us by the FAA, it is our opinion that:

          a. the FAA Bill of Sale, the Indenture with the Indenture Supplement attached and the Lease with the Lease Supplement, attached are in due form for recordation by and have been duly filed for recordation with the FAA pursuant to and in accordance with the provisions of Section 44107 of Title 49 of the United States Code;

          b. legal title to the Aircraft is vested in the Owner Trustee and all instruments necessary to cause the FAA in due course to issue to the Owner Trustee an AC Form 8050-3 Certificate of Aircraft Registration covering the Aircraft have been duly filed with the FAA pursuant to and in accordance with the provisions of Sections 44102 and 44103 of Title 49 of the United States Code;

          c. the Aircraft and the Engines are free and clear of Liens (as such term is defined in the Lease) other than such as are created by the Indenture, as supplemented by the Indenture Supplement, and by the Lease, as supplemented by the Lease Supplement;

          d. the Indenture, as supplemented by the Indenture Supplement, creates a duly and validly perfected first priority security interest in favor of the Indenture Trustee in the Aircraft and the Engines and in all of the right, title and interest of the Owner Trustee in and to the Lease, as supplemented by the Lease Supplement (insofar as such security interest affects an interest covered by the recording system established by the FAA pursuant to
Section 44107 of Title 49 of the United States Code);

          e. the rights of the Owner Trustee and the Lessee under the Lease, as supplemented by the Lease Supplement, with respect to the Aircraft and the Engines are perfected;

          f. none of the Indenture, the Indenture Supplement, the Lease or the Lease Supplement is required under the applicable laws of any jurisdiction within the United States to be refiled with the FAA or filed or recorded in any other place within the United States in order to perfect or maintain the perfection of (i) the security interest in the Aircraft and the Engines and (ii) the assignment for security purposes of the Lease (insofar as such assignment affects an interest covered by the recording system established by the FAA pursuant to Section 44107 of Title 49 of the United States Code), all as created by the Indenture, as supplemented by the Indenture Supplement;

          g. no other registration of the Aircraft and no filings or recordings (other than the filings and recordings with the FAA Aircraft Registry which have been effected) are necessary to perfect in any jurisdiction within the United States the Owner Trustee's title to the Aircraft or the security interest created by the Indenture, as supplemented by the Indenture Supplement, in the Aircraft and the Engines under the applicable laws of any jurisdiction within the United States; and

          h. no authorization, approval, consent, license or order of, or registration with, or the giving of notice to the FAA Aircraft Registry is required for the valid authorization, delivery and performance of the Indenture or the Indenture Supplement, except for such filings as are referred to above.

     No opinion is herein expressed as to: (i) laws other than the federal laws of the United States; (ii) the validity or enforceability under local law of the Indenture, as supplemented by the Indenture Supplement; (iii) the recognition of the perfection of the security interest created by the Indenture, as supplemented by the Indenture Supplement, against third parties in any legal proceedings outside the United States; and (iv) the record status of the Aircraft prior to the commencement of its United States registration. Since our examination was limited to records maintained by the FAA Aircraft Registry, our opinion does not cover liens which are perfected without the filing of notice thereof with the FAA, such as federal tax liens, liens arising under Section 1368(a) of Title 29 of the United States Code and possessory artisans' liens, and was subject to the accuracy of FAA personnel in the filing, indexing and recording of instruments filed with the FAA and in the search for encumbrance cross-reference index cards for the Engines. This opinion is rendered in reliance upon the opinion of the Aeronautical Center Counsel dated August 9, 1999 (a copy of which is attached hereto) and upon the past practice of the FAA which is consistent with said opinion.

                                    Very truly yours,



                                    ROBIN D. JENSON
                                    For the Firm

RDJ: adw

                                    SCHEDULE
                                    --------


First Union Trust Company, National Association, as Owner Trustee

Allfirst Bank as Indenture Trustee

Midway Airlines Corporation

Polaris Holding Company

                                                        EXHIBIT A-6



                                [Delivery Date]


To the Addressees Listed
on Schedule A Attached Hereto:
-----------------------------

          Re:  Participation Agreement [N _____ ML]
               ------------------------------------

Ladies and Gentlemen:

          We have acted as special counsel for Polaris Holding Company, a Delaware corporation (the "Owner Participant"), in connection with the transactions contemplated by the Participation Agreement [N____ML], dated as of ________________ (the "Participation Agreement"), among (a) Midway Airlines Corporation, as Lessee (the "Lessee"), (b) the Owner Participant, (c) First Union Trust Company, National Association, as Owner Trustee (the "Owner Trustee"), (d) Canadian Regional Aircraft Finance Transaction No. 1 Limited, as Loan Participant, and (e) Allfirst Bank, as Indenture Trustee. This opinion is delivered pursuant to Section 3.01(b)(xix)(I) of the Participation Agreement. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings set forth or referred to in Appendix A to the Participation Agreement.

          In connection with our opinions expressed herein, we have examined executed counterparts of the Participation Agreement, the Trust Agreement and the Tax Indemnity Agreement (collectively, the "Owner Participant Agreements"). We have further examined and relied upon the accuracy of original, certified, conformed, photographic or telecopied copies of such records, agreements, certificates and other documents as we have deemed necessary or appropriate to enable us to render the opinions expressed herein. In all such examinations, we have assumed the genuineness of signatures on original documents and the conformity to such original documents of all copies submitted to us as certified, conformed, photographic or telecopied copies, and as to certificates and telegraphic and telephonic confirmations given by public officials, we have assumed the same to have been properly given and to be accurate. As to all matters of fact material to our opinions, we have relied upon the accuracy of the statements, representations and warranties made in the Owner Participant Agreements and certificates furnished to us, and we have made no independent investigation or verification with respect to such factual matters.

          We have assumed (without making any independent investigation or verification with respect thereto) the due authorization, execution and delivery of the Operative Agreements by each of the parties thereto and that each Operative Agreement constitutes the legal, valid and binding obligation of each of such parties (other than the Owner Participant), enforceable against each such party (other than the Owner Participant) in accordance with its terms, that each such party has or had, at the time of its execution thereof, the requisite power, authority and legal right to execute, deliver and perform each Operative Agreement to which it is a party, that the execution, delivery and performance thereof by each such party do not violate its respective partnership agreement, or charter or by-laws, and that the execution, delivery and performance thereof by each such party do not violate any laws or governmental rules or regulations (federal, state or otherwise) that may be applicable to it, in any capacity in which it may be acting, and that the transactions provided for in the Operative Agreements are not within the prohibition of Section 406 of the Employee Retirement Income Security Act of 1974, as amended.

          Based upon and subject to the foregoing and the matters hereinafter set forth, we are of the opinion that each Owner Participant Agreement constitutes a legal, valid and binding obligation of the Owner Participant enforceable against it in accordance with its terms, except as limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally, (b) public policy considerations (in the case of the indemnity provisions contained therein), and
(c) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          We express no opinions herein as to the laws of any state or jurisdiction other than the laws of the State of New York and the federal laws of the United States of America. We note that the Trust Agreement is governed by the laws of the State of Delaware. Insofar as the foregoing opinions relate to the legality, validity, binding effect and enforceability of the Trust Agreement, we have assumed for purposes of such opinions (notwithstanding the express provisions of the Trust Agreement to the contrary) that the Trust Agreement is governed by the laws of the State of New York and we express no opinion as to the enforceability of the choice of law provisions in the Trust Agreement. We express no opinion herein as to (i) any state or federal securities or tax laws, (ii) the perfection or priority of any security interest created by any of the Operative Agreements or as to the right, title or interest in or to the Lessor's Estate or the Indenture Estate on the part of any Person or (iii) matters governed by Title 49 of the United States Code or by any other aviation law or law, statute, rule or regulation of the United States of America relating to the acquisition, ownership, leasing, registration, use, operation, maintenance, repair, replacement, sale of or the particular nature of the Aircraft, Airframe or Engines.

          Insofar as our opinions expressed herein related to the Tax Indemnity Agreement, such opinions are being rendered solely to the Lessee.

          In rendering the foregoing opinions, we have relied, without making any independent investigation with respect thereto, upon the opinion of Jeanette Pinard, acting as internal counsel for Polaris Holding Company, delivered to you on the date hereof, as to the matters addressed therein.

          This opinion is furnished by us for your sole benefit and we agree that you may rely on the opinions expressed herein. No other Person shall be entitled to rely on the opinions expressed herein without our express written consent. This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressly stated herein.

                                  Very truly yours,

                                   SCHEDULE A


Midway Airlines Corporation, as Lessee

First Union Trust Company, National Association, as Owner Trustee

Allfirst Bank, as Indenture Trustee

Canadian Regional Aircraft Finance Transaction No. 1 Limited, as Loan
Participant

                                                        EXHIBIT A-7



                                    [Delivery Date]



To the Addresses Listed on
Exhibit A Attached Hereto


          Re:  Participation Agreement [N__ML]
               -------------------------------

Ladies and Gentlemen:

          I have acted as internal counsel for Polaris Holding Company, a Delaware corporation (the "Owner Participant") in connection with the transactions contemplated by the Participation Agreement [N___ML], dated as of _______________________ (the "Participation Agreement"), among (a) Midway Airlines Corporation, as Lessee, (b) the Owner Participant, (c) First Union Trust Company, National Association, as Owner Trustee, (d) Canadian Regional Aircraft Finance Transaction No. 1 Limited, as Loan Participant, and (e) Allfirst Bank, as Indenture Trustee. This opinion letter is given pursuant to
Section 3.01(b)(xix)(I) of the Participation Agreement. For purposes of this opinion letter, all capitalized terms used but not defined herein are used as defined in Appendix A to the Participation Agreement.

          In connection with the opinions contained herein, I have examined executed counterparts of the Participation Agreement, the Trust Agreement and the Tax Indemnity Agreement (collectively, the "Owner Participant Agreements"). I have further examined and relied upon the accuracy of original, certified, conformed, photocopied or telecopied copies of such records, agreements, certificates and other documents as I have deemed necessary or appropriate to enable me to render the opinions expressed herein. In all such examinations, I have assumed the genuineness of signatures on original documents (other than signatures of the Owner Participant) and the conformity to such original documents of all copies submitted to me as certified, conformed, photocopied or telecopied copies, and as to certificates and telegraphic and telephonic confirmations given by public officials, I have assumed the same to have been properly given and to be accurate. As to various questions of fact material to my opinions, I have relied, when relevant facts were not independently established by me, solely upon the accuracy of the statements, representations and warranties made in the Owner Participant Agreements and in any certificate furnished to me.

          Based upon the foregoing, and subject to the specific assumptions, qualifications and reliances herein set forth, and on the basis of my consideration of such facts and laws as I have deemed necessary for purposes of this opinion letter, it is my opinion that:

1. The Owner Participant is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to execute and deliver and to perform its obligations under the Owner Participant Agreements.

2. Each of the Owner Participant Agreements has been duly authorized, executed and delivered by the Owner Participant.

3. Neither the execution and delivery by the Owner Participant of the Owner Participant Agreements nor the performance by the Owner Participant of its obligations under the Owner Participant Agreements, (i) requires for its validity the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency of the United States of America or the State of New York, other than Federal Aviation Administration filings as to which I express no opinion; (ii) contravenes any law or governmental rule or regulation of the United States of America or the State of New York, or, to the best of my knowledge, any judgment or order applicable to or binding on the Owner Participant; or (iii) contravenes, results in any breach of or constitutes any default under, any provision of the Owner Participant's certificate of incorporation or its by-laws or, to the best of my knowledge, any agreement or instrument to which the Owner Participant is a party or by which it is bound.

4. To my knowledge, after reasonable inquiry, there are no pending or overtly threatened actions or proceedings before any court or administrative agency or arbitrator which, if adversely determined, would materially and adversely affect the Owner Participant's ability to perform its obligations under any of the Owner Participant Agreements.

          I am qualified to practice law in the State of New York and I express no opinion as to the laws of any jurisdiction other than laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America. I express no opinion herein as to (i) any federal or state securities or tax laws or (ii) aviation law or other laws, statutes, rules or regulations applicable to the registration, use, operation, maintenance, repair or replacement of or the nature of the Aircraft. Further, no opinion is expressed as to title to the Aircraft or any part thereof.

          Insofar as my opinions relate to the Tax Indemnity Agreement, such opinions are being rendered solely to the Lessee.

          I understand and agree that you may rely upon this opinion letter in connection with the transactions described in the Owner Participant Agreements, but no other person or entity shall be entitled to rely on the opinions contained herein without my express written consent. My opinions are limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein.

          Dewey Ballantine LLP, as special counsel to Polaris Holding Company, may rely on the opinions expressed in this letter in rendering their opinions pursuant to Section 3.01(b)(xix)(I) of the Participation Agreement.

                                    Very truly yours,

                                   EXHIBIT A
                                   ---------


Midway Airlines Corporation, as Lessee

First Union Trust Company, National Association, as Owner Trustee

Allfirst Bank, as Indenture Trustee

Canadian Regional Aircraft Finance Transaction No. 1 Limited, as Loan
Participant

                                                        Exhibit B-1 to
                                                    Participation Agreement
                                                    -----------------------


                 [Form of Assignment and Assumption Agreement]


          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of ___________, ________ between [_____________________] (the "Transferee") and
                                               ----------
________________________________________ (the "Transferor").
                                               ----------


                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Transferor is a party to a Participation Agreement, dated as of August 10, 1999 among Midway Airlines Corporation, as Lessee, First Union Trust Company National Association, not in its individual capacity (except as otherwise expressly provided therein) but solely as Owner Trustee, the Transferor, as Owner Participant, Canadian Regional Aircraft Finance Transaction No. 1 Limited, as Loan Participant and Allfirst Bank, as Indenture Trustee (as the same may be from time to time amended, the "Participation Agreement") and
                                                -----------------------
certain other Transaction Documents (as defined herein);

          WHEREAS, the Transferor desires to sell and assign to the Transferee all of its right, title and interest in, to and under the Trust Agreement (as defined in the Participation Agreement) (except as reserved below), and the Transferee desires to (i) purchase and accept from the Transferor the assignment of all of the Transferor's right, title and interest in, to and under the Trust Agreement (except as reserved below) and (ii) assume the Assumed Obligations (as defined herein); and

          WHEREAS, capitalized terms used herein without definition and which are defined in the Participation Agreement are used herein with the respective meanings given such terms in the Participation Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties agree as follows:

          1.   Assignment.    Effective as of the date hereof (the "Transfer
               ----------                                           --------
Date"), the Transferor hereby irrevocably sells, assigns, transfers, conveys and
----
sets over to the Transferee all its right, title and interest in, to and under the Trust Estate, the Participation Agreement, the Trust Agreement, the Tax Indemnity Agreement and all other Operative Agreements (as defined in the Participation Agreement), agreements, contracts, documents and instruments executed and delivered at any time prior to the execution and delivery of this Agreement in connection with any of the foregoing (the "Transaction Documents"),
                                                        ---------------------
and any proceeds therefrom, except such rights of the Transferor as have arisen or accrued prior to the Transfer Date (such excepted rights to include, without limitation, the right to receive any amounts due or accrued to the Transferor under any Transaction Document as of a date prior to the Transfer Date and the right to enforce and receive any Excepted

Payments pursuant to the Participation Agreement or the Tax Indemnity Agreement with respect to acts or events occurring prior to the Transfer Date).

          2.   Assumption.  The Transferee hereby assumes all of the
               ----------
obligations, liabilities and duties of the Transferor arising from and after the Transfer Date under each Transaction Document (the "Assumed Obligations") and
                                                    -------------------
confirms that from and after the Transfer Date it shall be deemed a party to each Transaction Document to which the Transferor is a party and shall be bound by all the terms thereof (including the agreements and obligations of the Transferor set forth therein) as if it were named as the Transferor therein.

          3.   Further Assurances.  Each party hereto shall, at any time and
               ------------------
from time to time, upon the request of the other party hereto, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the other party may reasonably request to obtain the full benefits of this Agreement and of the rights and powers herein granted.

          4.   Representations and Warranties.  The Transferee hereby represents
               ------------------------------
and warrants to the other parties hereto that:

          (a)  Organization; Authority.  The Transferee (i) is a __________ duly
               -----------------------
organized, validly existing and in good standing under the laws of ___________________ and (ii) has the full [corporate] power and authority to conduct its business as presently conducted, to own or hold under lease its properties and to execute, deliver and perform this Agreement and to perform the Assumed Obligations.

          (b)  Due Authorization.  The execution, delivery and performance of
               -----------------
this Agreement and the performance of the Assumed Obligations have been duly authorized by all necessary corporate action on the part of the Transferee.

          (c)  Conflict.  The execution, delivery and performance by the
               --------
Transferee of this Agreement and the performance of the Assumed Obligations and the consummation or performance by the Transferee of the transactions contemplated thereby will not conflict with or result in any violation of, constitute a default under, or result in the creation of any Lien upon any property of the Transferee under, any term of the Certificate of Incorporation or By-laws of the Transferee or any agreement, mortgage, contract, indenture, lease or other instrument, or any Applicable Law, by which the Transferee or its properties or assets are bound, except for any such violation, conflict or default which would not have a material adverse effect on the Transferee or its ability to perform the Assumed Obligations.

          (d)  Government Consents.  Neither the execution or delivery of this
               -------------------
Agreement and the performance of the Assumed Obligations nor the consummation of any of the transactions contemplated hereby or thereby by the Transferee requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any United States federal, state or other governmental authority or agency, including any judicial body, that would be required to be taken or obtained by the Transferee.

          (e) Legal, Valid and Binding Obligations.  The Assumed Obligations and
              ------------------------------------
this Agreement constitute the legal, valid and binding obligations of the Transferee enforceable against the Transferee in accordance with their respective terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the rights of creditors generally and by general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

          (f) Litigation.  There are no pending or, to the knowledge of the
              ----------
Transferee, threatened actions or proceedings against the Transferee by or before any court or administrative agency or arbitrator that, either individually or in the aggregate, are reasonably likely to materially adversely affect the ability of the Transferee to perform its obligations under this Assumption Agreement or the Assumed Obligations.

          (g) Securities Representation.  The Transferee is acquiring its
              -------------------------
interest in the Trust Estate for investment and not with a view to any resale or distribution thereof, but subject, nevertheless, to any requirement of law that the disposition of its property remain within its control at all times, and that neither it nor anyone authorized by it to act on its behalf has directly or indirectly offered any Equipment Note or interest in the Trust Estate, or any similar security for sale to, or solicited any offer to acquire any of the same from, anyone.

          (h) Lessor's Liens.  Upon the execution of this Assumption Agreement,
              --------------
there will be no Lessor's Lien attributable to the Transferee on the Trust
Estate.

          (i) ERISA.  No part of the funds to be used by the Transferee to
              -----
acquire the interests to be acquired by it hereunder constitutes assets (within the meaning of ERISA and any rules and regulations thereunder) of any ERISA plan.

          (j) Permitted Transferee.  The Transferee is a bank, savings
              --------------------
institution, finance company, leasing company or trust company, national banking association acting for its own account or in a fiduciary capacity as trustee or agent under any pension, retirement, profit sharing or similar trust or fund, insurance company, financial institution, fraternal benefit society or a corporation acting for its own account having [a combined capital and surplus] [tangible net worth or its equivalent] of not less than $50,000,000]./1/
                                                                      -
[The Transferee is a Citizen of the United States.]/2/ [The Transferee is
                                                    -
not an airline or other aircraft operator or competitor of Lessee in the business of air transportation or an Affiliate of any thereof.]/3/
                                                                -
/1/  If a guaranty is being provided pursuant to Section 5.01(c) of the
 -
Participation Agreement, replace "The Transferee" at the beginning of this sentence with the name of the guarantor.

/2/  Include if required pursuant to Section 5.01(c) of the Participation
 -
Agreement.

/3/  Include unless consented to by Lessee as contemplated in the first
 -
proviso in the second sentence of Section 5.01(c) of the Participation Agreement or unless the Transferee satisfies clause (i), (ii) or (iii) of such first proviso.

          (k)  U.S. Person.  The Transferee is a "United States person" within
               -----------
the meaning of Section 7701(a)(30) of the Code.

               Notwithstanding the foregoing or anything else contained in this Agreement, the Transferee makes no representation or warranty in this Agreement with respect to laws, rules or regulations relating to aviation or to the nature or use of the equipment owned by the Owner Trustee, including, without limitation, the airworthiness, value, condition, workmanship, design, patent or trademark infringement, operation, merchantability or fitness for use of the Aircraft[, other than as set forth in the second sentence of Section 4(j) hereof]/4/.
        -

          5    Reliance.  The representations, warranties, covenants and
               --------
agreements of the Transferee are made for the benefit of, and may be relied upon by, the Owner Trustee, Lessee, Transferor, Indenture Trustee, Loan Participant and each Noteholder (collectively, the "Beneficiaries"), and each of the
                                        -------------
Beneficiaries shall be deemed to be an express third party beneficiary with respect thereto, entitled to enforce directly and in its own name any rights or claims it may have against such Transferee as such beneficiary.

          6    Payments.  Transferor hereby covenants and agrees to pay over to
               --------
Transferee, if and when received on or following the Transfer Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Transferor that, under Section 2 hereof, belong to Transferee, and Transferee hereby covenants and agrees to pay over to Transferor, if and when received on or following the Transfer Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Transferee that, under Section 2 hereof, belong to Transferor.

          7    Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto on separate counterparts (or upon separate signature pages), all of which together shall constitute but one and the same instrument.



______________________

/4/  Include if a citizenship representation is required pursuant to Section
 -
5.01(c) of the Participation Agreement.

          8    Governing Law.  This Agreement shall be governed by, and
               -------------
construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written.



                                            [_____________________________]
                                             Transferee


                                            By:___________________________
                                              Name:
                                              Title:



                                            [_____________________________]
                                            Transferor


                                            By:___________________________
                                              Name:
                                              Title:

                                                                     EXHIBIT B-2
                                                                     -----------


                          FORM OF GUARANTY AGREEMENT



  [DATE]


  Re:    Midway Airlines Corporation - One
         Canadian Regional Jet Series 200 ER
         Aircraft Bearing Registration No. N___ML
         ----------------------------------------

Ladies and Gentlemen:

         Reference is made to that certain Assignment and Assumption Agreement dated as of ___________________ (the "Assignment Agreement") by and between
                                      --------------------
_______________ ("Assignor") and _________________ ("Assignee").  Assignee is a
                  --------                           --------
direct or indirect subsidiary of the undersigned, __________________, a ______________ ("Guarantor"). Except as otherwise noted herein, all capitalized
                 ---------
terms used herein shall have the respective defined meanings set forth in that certain Participation Agreement [N__ML] (the "Participation Agreement"), dated
                                              -----------------------
as of ___________ __, ____, among (a) Midway Airlines Corporation, a Delaware corporation ("Lessee"); (b) _________________, a ______________ ("Owner
              ------                                              -----
Participant"); (c) First Union Trust Company, National Association, a national
-----------
banking association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; (d) Canadian Regional Aircraft Finance Transaction No. 1 Limited, a Jersey, Channel Islands company, as Loan Participant; and (e) Allfirst Bank, a Maryland state-chartered commercial bank, as Indenture Trustee (each of the parties named in the foregoing clauses (a),
(c), (d) and (e), together with its successors and permitted assigns, a "Guaranteed Party").
 ----------------

         In connection with the transactions contemplated by the Assignment Agreement, Guarantor represents and warrants to, and covenants with, each Guaranteed Party, as follows:

  1.     Ownership of Assignee. Assignee is a direct or indirect subsidiary of
         ---------------------
Guarantor.

  2.     Representations and Warranties. Guarantor represents and warrants that
         ------------------------------
Guarantor is duly organized and validly existing in good standing under the laws of ___________. The execution, delivery and performance of this Guaranty Agreement are within Guarantor's power and authority, have been duly authorized by all necessary corporate action on the part of Guarantor and do not contravene the charter or the by-laws of Guarantor or any indenture, mortgage, credit agreement, note, long-term lease or other material agreement to which Guarantor is a party or by which Guarantor is bound, and this Guaranty Agreement constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

  3.     Submission to Jurisdiction, Etc. Guarantor hereby agrees to be bound,
         -------------------------------
to the same extent Owner Participant is bound, by the provisions of Section
15.08 of the Participation Agreement, which are incorporated herein by reference as if fully set forth herein.

  4.     Undertaking.  Guarantor hereby unconditionally and irrevocably
         -----------
guaranties not merely as surety but as primary obligor, the due and punctual:
(i) performance by Assignee of all of the obligations of the "Owner Participant" under the Operative Agreements assumed by Assignee under the Assignment Agreement; (ii) payment of any and all sums which are payable by the Owner Participant pursuant to any of the Operative Agreements which payment obligations were assumed by Assignee under the Assignment Agreement; and (iii) performance of, observance of and compliance with all other obligations, covenants and undertakings and representations and warranties of, or made by, Assignee in the Assignment Agreement or the Owner Participant contained in or arising under the Operative Agreements and assumed by Assignee under the Assignment Agreement (such payments and other obligations referred to in this
Section 4(a) hereinafter referred to as the "Obligations").  Guarantor agrees
                                             -----------
that it will not use the assets of any ERISA Plan to fund its payment obligations hereunder.

  (a) Guarantor agrees that this Guaranty Agreement is an unconditional and absolute guaranty of payment and performance (not merely collectability), that its undertakings hereunder are not contingent upon any Guaranteed Party bringing any action against Assignee or resorting to any security and hereby expressly waives any claim that its undertakings hereunder are so contingent.

  (b) Guarantor irrevocably waives promptness, diligence, demand, and all notices whatsoever as to the Obligations guaranteed hereby, and any other circumstances which might otherwise constitute a defense available to it, or a discharge of it (other than the defense of payment or performance), and agrees that it shall not be required to consent to or receive any notice of any amendment or modification of, or waiver, consent or extension with respect to, the Participation Agreement or the other Operative Agreements to which Assignee is a party that may be made or given as provided herein or otherwise.

  (c) Guarantor further agrees to pay all expenses (including, without limitation, all fees and disbursements of counsel) that may be paid or incurred by any Guaranteed Party in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty Agreement.

  (d) Guarantor understands and agrees that its obligations hereunder shall be construed as continuing, absolute and unconditional without regard to (i) the validity, regularity or enforceability of any Operative Agreement, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by Assignee against any Guaranteed Party, or (iii) any other circumstances whatsoever (with or without notice to or knowledge of Assignee or the Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of Assignee for the Obligations, or of Guarantor under this Guaranty Agreement, in bankruptcy or in any other instance.

  5.     No Discharge.  The obligation of Guarantor hereunder will not be
         ------------
discharged by: (a) any extension or renewal with respect to any obligation of Assignee, as Owner Participant, under the Operative Agreements; (b) any modification of, or amendment or supplement to, any such agreement; (c) any furnishing or acceptance of additional security or any release of any security;
(d) any waiver, consent or other action or inaction or any exercise or non-exercise of any right, remedy or power with respect to Assignee, or any change in the structure of Assignee; (e) any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution or similar proceedings with respect to Assignee; (f) except as provided in Section 6 any change in ownership of the shares of capital stock of Guarantor or Assignee; or (g) any other occurrence whatsoever, except payment in full of all amounts payable by Assignee, as Owner Participant, under the Operative Agreements and performance in full of all Obligations of Assignee, as Owner Participant, in accordance with the terms and conditions of the Operative Agreements.

  6.     Transfers.  Guarantor may assign, convey or otherwise transfer its
         ---------
obligations hereunder to any other Person (hereinafter referred to as the "Transferee Guarantor"), provided that (i) the Transferee Guarantor enters into
 --------------------
an agreement substantially in the form of this Guaranty Agreement and (ii) the Transferee Guarantor meets the requirements of Section 5.01(c) of the Participation Agreement relating to a "guarantor". If pursuant to Section 5.01(c) of the Participation Agreement or the preceding sentence, a new guaranty shall be delivered or the obligations of the Guarantor shall be transferred, the Transferee Guarantor shall deliver an opinion or opinions of counsel substantively similar to the form of opinion attached to the Participation Agreement as Exhibit B-3 to the effect that the obligations incurred by the Transferee Guarantor pursuant hereto constitute the legal, valid, binding and enforceable obligations of such Transferee Guarantor. Upon the satisfaction by the Guarantor of the conditions set forth in this Section 6, the Guarantor shall be released and discharged of any and all further obligations under this Guaranty Agreement.

  7.     Reinstatement.  Guarantor agrees that this Guaranty Agreement shall be
         -------------
automatically reinstated with respect to any payment made prior to the termination of this Guaranty Agreement by or on behalf of Assignee pursuant to the Participation Agreement or the other Operative Agreements to which Assignee is a party if and to the extent that such payment is rescinded or must be otherwise restored, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

  8.     No Subrogation.  Notwithstanding any payment or payments made by
         --------------
Guarantor hereunder or any set-off or application of funds of Guarantor by any Guaranteed Party, Guarantor shall not be entitled to be subrogated to any of the rights of any Guaranteed Party against Assignee or any collateral, security or guarantee or right of set-off held by any Guaranteed Party for the payment of the Obligations, nor shall Guarantor seek or be entitled to seek any reimbursement from Assignee in respect of payments made by Guarantor hereunder, until all amounts and performance owning to the Guaranteed Parties by Assignee on account of the Obligations are paid and performed in full.

  9.     Severability.  Any provision of this Guaranty Agreement that is
         ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

  10.    Miscellaneous.  This Guaranty Agreement shall: (a) be binding upon
         -------------
Guarantor, its successors and assigns; (b) inure to the benefit of, and be enforceable by, the Guaranteed Parties but shall not, and is not intended to, create rights in any other third parties; (c) not be waived, amended or modified without the written consent of each of the Guaranteed Parties; (d) be governed by and construed in accordance with, the internal laws of the State of New York, and (e) remain in full force and effect until the earlier of (i) payment in full of all sums payable by Assignee, as Owner Participant, under the Assignment Agreement and the Operative Agreements and by Guarantor hereunder, and performance in full of all other Obligations of Assignee, as Owner Participant, under the Assignment Agreement and the Operative Agreements and (ii) the compliance by Guarantor with Section 6. All notices to, requests of, demands on and other communications with Guarantor shall be made in writing and shall be personally delivered, sent by facsimile or telecommunication transmission (which in either case provides written confirmation to the sender of its delivery) or sent by registered or certified mail, postage prepaid, or by prepaid courier
service to Guarantor at: [        ].

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed this _____ day of __________________.



         [GUARANTOR]


         By:_________________________________________________________________



Name:



Title:

                                                                     EXHIBIT B-3
                                                                     -----------



                                FORM OF OPINION


To Each of the Persons Named
on the Attached Schedule I:
--------------------------

  Re:    Midway Airlines Corporation - One Canadian Regional Jet
         -------------------------------------------------------
         Series 200ER Aircraft Bearing Registration No. N____ML
         ------------------------------------------------------


Ladies and Gentlemen:

         As counsel to ____________, a ______________ ("Assignee"), I advise you
                                                        --------
as follows in connection with the Assignment and Assumption Agreement dated as of _________ __, ____ (the "Assignment Agreement") between Assignee and
                            --------------------
_______________, a ____________ ("Assignor"), and the transactions contemplated
                                  --------
thereby. Capitalized terms used herein and not defined herein shall have the respective meanings attributed thereto in the Assignment Agreement. This opinion is being furnished to you pursuant to the request of Assignee and
Section 5.01(c)(v) of the Participation Agreement.

         I have, or an attorney under my supervision has, examined the Assignment Agreement. I have, or an attorney under my supervision has, also examined the originals, or certified, conformed, photocopied or telecopied copies of such corporate records, certificates, instruments and other documents as I have deemed necessary or appropriate to enable me to render the opinions expressed herein. In all such examinations, I have assumed the genuineness of signatures on original documents (other than those of Assignee) and the conformity to such original documents of all copies submitted to me as certified, conformed, photocopied or telecopied copies, and as to certificates and telegraphic and telephonic confirmations given by public officials, I have assumed the same to have been properly given and to be accurate. As to all matters of fact material to my opinions, I have, when relevant facts were not independently established, relied upon statements, representations and warranties contained in the Assignment Agreement and upon the statements and certificates furnished to me.

         In addition, in rendering the opinions expressed herein I have assumed that (i) the Assignment Agreement has been duly authorized, executed and delivered by Assignor and constitutes the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with its terms, (ii) Assignor has the requisite power, authority and legal right to enter into and perform its respective obligations under the Assignment Agreement and (iii) the transactions provided for in the Assignment Agreement are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended or Section 4975 of the Internal Revenue Code of 1986, as amended.

  A. Based upon the foregoing and subject to the limitations expressed in paragraph B below, I am of the opinion that:

         1. Assignee is a __________ duly organized, validly existing and in good standing under the laws of [ ] and has full corporate power and authority to execute, deliver and perform the Assignment Agreement.

         2. The Assignment Agreement has been duly authorized, executed and delivered by Assignee.

         3. Neither the execution and delivery of the Assignment Agreement by Assignee, nor the consummation by Assignee of the transactions contemplated thereby and by the Operative Agreements, conflicts with, results in a breach of or violates any of the terms, conditions or provisions of (i) the [Certificate] [Articles] of Incorporation or By-laws of the Assignee, (ii) to the best of my knowledge, any order, writ, injunction or decree of any court or government authority against the Assignee or by which the Assignee or any of its properties is bound or (iii) to the best of my knowledge, any indenture, mortgage or contract or other material agreement or instrument to which Assignee is a party or by which it or any of its properties is bound or constitutes a default thereunder.

         4. To the best of my knowledge, there are no actions, suits or proceedings pending or threatened before any court of administrative agency or arbitrator which would materially adversely affect the ability of Assignee to perform its obligations under the Assignment Agreement and the Operative Agreements.

         5. The Assignment Agreement constitutes a legal, valid and binding obligation of Assignee enforceable against Assignee in accordance with the terms thereof, except as the enforceability thereof my be limited by (a) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), (b) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (c) public policy considerations (in the case of any indemnity provisions contained therein).

         6. Except for filings with the Federal Aviation Administration, neither the execution and delivery by Assignee of the Assignment Agreement, nor the consummation by Assignee of any of the transactions contemplated thereby or by the Operative Agreements, (a) requires the consent or approval of, the giving of notice to, or the registration or filing with, or the taking of any action with respect to, any governmental authority or agency of the United States or
  (b) violates any law, governmental rule or regulation of the United States of
  the State of [     ].

  B.     I am qualified to practice law in the State of [     ] and I express no
opinion as to any laws other than the laws of the State of [     ], the General
Corporation Law of the State of [     ] and the federal laws of the United
States of America. I express no opinion herein as to (i) any federal or state securities laws, (ii) any tax laws or (iii) any aviation law or other laws, statutes, rules or regulations applicable due to the particular nature of the equipment subject to the Lease. In addition, no opinion is expressed as to matters governed by Title 49 of the United States Code, as amended, or by any other law, statute, rule or regulation or the United States relating to the acquisition, ownership, registration, use, operation, maintenance, repair, replacement or sale of or the nature of aircraft. Further, no opinion is expressed as to title to any part of the Trust Estate. In addition, I express no opinion as to the perfection or priority of any security interests or as to the right, title or interest in or to the Trust Estate on the part of any Person.

         This opinion is furnished by me for your sole benefit, and no other person or entity is entitled to rely on this opinion without my express written consent. This opinion may not be published or reproduced in any manner or distributed or circulated to any person or entity without my express written consent. This opinion is limited to the matter stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein.

                               Very truly yours,

                                   SCHEDULE I
                                   ----------


         [Insert names of Lessee, Indenture Trustee, Owner Trustee, Loan Participant and Assignor]

                                                                       Exhibit C




                    FORM OF CERTIFICATE OF NON-BANK STATUS

     Reference is made to the Equipment Note(s) held by the undersigned pursuant to (i) the Participation Agreement [N583ML] dated as of August 10, 1999 among MIDWAY AIRLINES CORPORATION, as Lessee, POLARIS HOLDING COMPANY, as Owner Participant, FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, as Owner Trustee, CANADIAN REGIONAL AIRCRAFT FINANCE TRANSACTION NO. 1 LIMITED, as Loan Participant and ALLFIRST BANK, as Indenture Trustee and (ii) the Trust Indenture and Security Agreement [N583ML] dated as of August 10, 1999 between FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, as Owner Trustee and ALLFIRST BANK, as Indenture Trustee (capitalized terms not otherwise defined herein having the meanings given in said Participation Agreement and Trust Indenture and Security Agreement). The undersigned hereby declares under penalty of perjury that:

     (A) the undersigned is the beneficial owner of the Equipment Note(s) registered in its name;

     (B) to the best of its knowledge and belief, the income from the Equipment Note(s) held by the undersigned is not effectively connected with the conduct of a trade or business within the United States;

     (C) the undersigned is not a deposit-taking institution and is not regulated as a "Bank" in its country of incorporation;

     (D) to the best of its knowledge and belief, the undersigned is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the Lessee;

     (E) to the best of its knowledge and belief, the undersigned is not a 10% shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Lessee;

     (F) the undersigned is a Person other than (i) a citizen or resident of the United States of America, its territories and possessions (including the Commonwealth of Puerto Rico and all other areas subject to its jurisdiction) (for purposes of this definition, the "United States"), (ii) a corporation, a partnership or other entity created or organized under the laws of the United States or any political subdivision thereof or therein or (iii) an estate or trust that is subject to United States federal income taxation regardless of the source of its income; and

     (G)   the undersigned is not a natural person.





                                                  [Loan Participant]


                                                  By:  __________________
                                                       Name:
                                                       Date:


Dated:  ___________________, ____

                             Note to Exhibit 10.1


The following Participation Agreement is substantially identical in all material respects to the Participation Agreement filed herewith except as follows:

                Date                           Aircraft Tail No.
                ----                           -----------------
                August 10, 1999                N584ML
                September 10, 1999             N585ML